UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
 INVESTMENT COMPANIES
Investment Company Act file number 811-21410
The Weitz Funds
  (Exact name of registrant as specified in charter)
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
 (Address of principal executive offices) (Zip code)
Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
 (Name and address of agent for service)
Registrant’s telephone number, including area code: 1-402-391-1980
Date of fiscal year end: March 31
Date of reporting period: September 30, 2018
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Weitz | FUNDS

FALL 2018

Semi-Annual Report

September 30, 2018

THE WEITZ PHILOSOPHY
Value investing the Weitz Way.
There are no shortcuts in value investing. At Weitz, we dig. And dig some more. We look at hundreds of investment ideas. Our goal: find strong, well-managed but undervalued companies and bonds that offer reasonable risk-adjusted returns. It’s no easy task. We do the due diligence. Analyze. Ask tough questions and get the answers. We wait for the right opportunity. Then and only then do we invest your money. Welcome to the Weitz Way.
We’re in it with you:
Our employees have the majority of their investable assets in our mutual funds. This alignment of goals allows us to guarantee that we’re treating clients’ money as if it were our own.
We focus on what we know:
Each of our analysts is a generalist with ever-growing, defined circles of competence. They can spot opportunities anywhere and bring them to the team for consideration.
We think for ourselves:
Our philosophy of independent thinking and high-conviction portfolios enables us to take advantage of value-priced equities and bonds that offer reasonable risk-adjusted returns.
Today we are responsible for approximately $4 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put our clients first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help them preserve and grow wealth.
Wally Weitz, CFA
President, Portfolio Manager

2  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

TABLE OF CONTENTS

Value Matters	4

Performance Summary	7

Analyst Corner	8

Value Fund	10

Partners Value Fund	12

Partners III Opportunity Fund	14

Hickory Fund	16

Balanced Fund	18

Core Plus Income Fund	20

Short Duration Income Fund	23

Ultra Short Government Fund	26

Nebraska Tax-Free Income Fund	27

Schedule of Investments	30

Financial Statements	46

Notes to Financial Statements	56

Actual and Hypothetical Expenses for Comparison Purposes	65

Other Information	66

Index Descriptions	70

The management of Weitz Funds has chosen paper for the 72 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

3  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

VALUE MATTERS
October 2, 2018
Dear Fellow Investor,
The 3rd quarter of 2018 was a strong one for the U.S. stock market. As value investors, we focus on the long term and our somewhat defensive posture continued to hold us back from full market participation. Over the last few years, we have refused to join the bandwagon of a “momentum” market in which increasing amounts of investment capital is funneled into the stocks that are going up the most. Eventually, valuation trumps momentum, but in the meantime, disciplined price sensitivity has not been rewarded.
The bond market was “choppy.” The Fed continued to slowly unwind its extraordinarily stimulative monetary policy, and despite huge investor demand for even the weakest credits, yields ticked up. This made for rough sledding for bond investors. We feel good that our bond funds held their own, thanks to their conservative positioning. Core Plus, in particular, distinguished itself relative to its peers. We recommend shareholders read the quarterly commentary for Core Plus as well as those of the other funds.
The performance table following this letter shows investment results for all our funds for various intervals over the past 35 years.
In the balance of this letter, we will describe how we are investing in the 10th year of this equity bull market. When asset prices are high and macroeconomic and political forces are mixed, at best, it is especially important to remain focused on what our companies are likely to be worth in 5-10 years. We are confident we can continue to invest successfully in this expensive market without abandoning our principles.
Our Game Plan
U.S. stock investors have many good reasons for enthusiasm. The economy is growing. Corporate tax rates have been cut sharply. The current administration is intent on reducing or eliminating regulations that businesses find burdensome and expensive. Credit is cheap and readily available on easy terms. Psychologically, ten years of bull market gains tend to bolster confidence. The policies that have created these conditions will surely have some unintended consequences, but for now, they are investment positives.
Many stock markets outside the U.S. are suffering from country-and region-specific problems. Europe is dealing with Brexit woes, Italian pushback against EU fiscal rules, and more generally, severe disagreements over refugee policies. Emerging market countries are facing varying degrees of uncertainty over threats of trade wars, and those that have dollar-denominated debt face huge increases in the cost of repaying that debt as their currencies depreciate against the dollar. The woes of these “rest of the world” markets have made U.S. markets all the more (relatively) attractive to global investors.
Our mission is to maximize our clients’ wealth over a period of many years.
Our mission is to maximize our clients’ wealth over a period of many years. We believe the best way to do that is to acknowledge the inevitability of periodic market corrections and hold a collection of good businesses that can withstand external negatives and continue to grow their business values. To that end, we own several categories of stocks—differing both in business characteristics and degree of “cheapness”—that we think will serve us well over time.
As a reminder, we believe that a business is worth the value today of all the cash that the business will generate for its owners in the future. We use a discounted cash flow calculation that takes conservative estimates of future cash flows and “discounts” them by 9% per year to reflect the time value of money. We have a high degree of humility as to the accuracy of these estimates, but if a company’s value is equal to its current price, we say that its price-to-value (P/V) is 100%. If all our assumptions turn out to be right (including the discounting of future cash flows), if we pay 100% of value, and the stock continues to trade at 100% of value, then we would theoretically earn 9% per year on an investment.
There is no rule that says a stock must eventually trade at 100% of value, but we believe that underlying business value exerts a sort of gravitational pull on stock prices. So, all things being equal, we prefer to buy stocks at a significant discount to 100%. In today’s securities markets, however, bargains are few and far between.
We own some great businesses whose stocks have appreciated significantly from our initial purchases and are now well recognized by investors. A few sell at or even a little above our estimates of their current business values. Given today’s opportunity set, we are willing to hold stocks like Mastercard, Visa, Guidewire Software and Thermo Fisher Scientific that have crept up to, and through, 100% P/V on our base case estimates. This may sound like a somewhat heretical statement coming from confirmed value investors, but hear us out. These are companies with significant competitive advantages that we would like to own for a long time. Our conservative appraisals of business value

4  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

may prove to be just that, and each has a high case with plenty of potential upside. While their stock prices may be a little ahead of themselves for our tastes, these companies are growing very nicely, and even at a modest premium to our base case value estimates, we believe we can earn acceptable positive returns with little risk of permanent loss over the next few years.
There are also some very good/great businesses for which we have been willing to “pay up” a little, to establish at least starter positions, e.g., CarMax. Stocks like these as well as some long-time holdings like LabCorp (diagnostic testing), Google, Berkshire Hathaway, Oracle (software), Redwood Trust (mortgage investments), Praxair (industrial gases), and Texas Instruments (analog semiconductors) currently sell at 80-95% of our estimated P/V. These do not offer the large margin of safety of cheaper stocks, but we are comfortable holding them for long-term appreciation.
Finally, there are some good companies whose stocks actually seem very cheap. Prime examples would start with Liberty Global and the two Liberty plays on Charter Communications (GCI Liberty and Liberty Broadband). We believe they are significantly undervalued, and we would buy more if we did not already hold full positions. Housing and construction-related stocks like Mohawk (flooring), Fortune Brands (home and security products), and Vulcan, Summit and Martin Marietta Materials (aggregates and cement) suffer from uncertainty over rising interest rates, home affordability and barriers to infrastructure spending. Other cyclical companies like Colfax (industrial products) and several of our on-deck stocks are subject to fears of recession and/or trade wars. Stocks that look cheap are sometimes cheap for a reason; that is, they have some obvious flaw that clouds the investment thesis. It is often tricky to distinguish between a permanent impairment of value and a good company with a temporary, fixable impediment. We are mindful of the difficulties of investing in such deep value companies, but with careful research, they can prove to be very profitable investments.
Anything can happen when stocks start to sell off. Whether in response to some startling event or merely a last straw that tips the market into an overdue correction, selling can beget more selling. Prices can overshoot on the downside as well as the upside. However, we do not believe that there is a “tragic flaw” in today’s economy that would be analogous to the subprime mortgage meltdown or the late ‘90s tech bubble. Our thought is that as prices come back into line with business values, we may experience periods of subpar stock market returns but not a financial crisis. Very few of the strong, resilient companies we want to own are available at bargain prices, but we need not stop investing altogether. Corrections will happen—they are normal (though strangely absent over the past several years). In fact, we look forward to the day when true bargains are available again and we are able to take advantage of the opportunities. In the meantime, we thank you again for entrusting your investment capital to us.
Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

As of September 30, 2018, each of the following portfolio companies constituted a portion of the net assets of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, and Balanced Fund as follows: Alphabet, Inc. (Parent of Google)-Class C: 5.5%, 4.7%, 4.9%, 0%, and 2.1%. Berkshire Hathaway Inc.-Class B: 7.9%, 5.9%, 13.1%, 0%, and 2.4%. CarMax, Inc.: 2.3%, 2.1%, 2.3%, 0%, and 0%. Charter Communications, Inc.-Class A: 1.3%, 0%, 0%, 0%, and 0%. Colfax Corp.: 0%, 3.3%, 3.9%, 4.9%, and 0%. Fortune Brands Home & Security, Inc.: 0%, 0%, 0%, 1.1%, and 0%. GCI Liberty, Inc.-Class A: 0%, 0%, 1.6%, 4.0%, and 0%. Guidewire Software, Inc.: 0%, 0%, 0%, 2.1%, and 1.6%. Laboratory Corp. of America Holdings: 4.6%, 4.7%, 3.4%, 4.7%, and 2.1%. Liberty Broadband Corp.-Series A & C: 6.7%, 6.5%, 10.1%, 8.6%, and 2.2%. Liberty Global plc-Class C: 3.3%, 5.9%, 7.1%, 3.0%, and 0%. Martin Marietta Materials, Inc.: 0%, 0%, 0%, 0%, and 1.1%. Mastercard Inc.-Class A: 3.8%, 4.4%, 5.6%, 0%, and 2.0%. Mohawk Industries, Inc.: 2.0%, 0%, 0%, 0%, and 1.0%. Oracle Corp.: 4.5%, 3.5%, 0%, 0%, and 2.0%. Praxair, Inc.: 3.0%, 0%, 0%, 0%, and 2.0%. Redwood Trust, Inc.: 0%, 3.3%, 2.7%, 4.4%, and 1.5%. Summit Materials, Inc.-Class A: 0%, 1.9%, 1.4%, 2.7%, and 0%. Texas Instruments, Inc.: 0%, 3.1%, 2.8%, 0%, and 1.0%. Thermo Fisher Scientific Inc.: 3.1%, 0%, 0%, 0%, and 2.1%. Visa Inc.-Class A: 3.9%, 4.6%, 4.6%, 0%, and 2.1%. Vulcan Materials Co.: 1.6%, 0%, 0%, 0%, and 1.3%. Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.
Included is a reference to the term “margin of safety”. This term refers to purchasing securities at a price that is less than our estimate of intrinsic value. A potential “margin of safety” may limit downside risk and optimize the potential for growth.

5  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

DISCLOSURES
These performance numbers reflect the deduction of annual operating expenses which as stated in the most recent prospectus, and expressed as a percentage of each Fund’s or Class’s net assets, are: Value – Investor Class, 1.22%; Value – Institutional Class, 1.09% (gross); Partners Value – Investor Class, 1.25%; Partners Value –Institutional Class, 1.07% (gross); Partners III Opportunity – Investor Class, 2.14%; Partners III Opportunity – Institutional Class – 1.63%; Hickory, 1.24%; Balanced, 1.00% (gross); Core Plus Income – Investor Class, 1.65% (gross); Core Plus Income – Institutional Class, 1.09% (gross); Short Duration Income – Investor Class, 0.91% (gross); Short Duration Income – Institutional Class, 0.62% (gross); Ultra Short Government, 0.60% (gross); and Nebraska Tax-Free Income, 0.85%. See the Financial Highlights on pages 50 and 52 for more current expense ratios. The returns assume reinvestment of dividends and redemption at the end of each period. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs. Index performance is hypothetical and is shown for illustrative purposes only. See page 70 for a description of all indices.
(a) On the last business day of 1993, 2005 and 2006, the Partners Value, Partners III Opportunity and Nebraska Tax-Free Income Funds (the “Funds”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership, Weitz Partners III Limited Partnership and Weitz Income Partners Limited Partnership (the“Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of their respective Partnership and the Partnerships were managed at all times with full investment authority by the investment adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships’ performance might have been adversely affected.
(b) Institutional Class shares of the Value and Partners Value Funds became available for sale on July 31, 2014. For performance prior to that date, these tables include the actual performance of each Fund’s Investor Class (and use the actual expenses of each Fund’s Investor Class) without adjustment. For any such period of time, the performance of each Fund’s Institutional Class would have been similar to the performance of each Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 1.30% and 0.99%, respectively, of each Class’s average daily net assets through July 31, 2019.
(c) Investor Class shares of the Partners III Opportunity and Short Duration Income Funds became available for sale on August 1, 2011. For performance prior to that date, these tables include the actual performance of each Fund’s Institutional Class (and use the actual expenses of each Fund’s Institutional Class) without adjustment. For any such period of time, the performance of each Fund’s Investor Class would have been similar to the performance of each Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Short Duration Income Fund’s – Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.68% and 0.48%, respectively, of each Class’s average daily net assets through July 31, 2019.
(d) The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.85% of the Fund’s average daily net assets through July 31, 2019.
(e) The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Core Plus Income Fund’s Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.60% and 0.40%, respectively, of each Class’s average daily net assets through July 31, 2019.
(f) The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Effective December 16, 2016, the Fund revised its principal investment strategies and policies to permit the Fund to invest in a diversified portfolio of short-term debt securities and to have a fluctuating net asset value. Prior to December 16, 2016, the Fund operated as a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940 and maintained a stable net asset value of $1.00 per share. The Fund’s past performance reflects the Fund’s prior principal investment strategies and policies. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Ultra Short Government Fund (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.20% of the Fund’s average daily net assets through July 31, 2019.
(g) Since inception performance for the Russell 1000 Value and CPI +1% is from May 31, 1986 and December 31, 1988, respectively. The inception date of the Bloomberg Barclays 1-3 Year U.S. Aggregate and 5-Year Municipal Bond was December 31, 1992 and January/29, 1988, respectively.

6  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

PERFORMANCE SUMMARY

		Annualized

Fund Name	Inception Date	Since Inception	30-year	20-year	Since Investment Style Inception (6/30/08)	10-year	5-year	1-year	YTD	Quarter
Value(b)	5/09/86
Investor		10.25%	10.48%	7.38%	8.90%	9.46%	8.06%	12.13%	8.87%	5.52%
Institutional		10.28	10.51	7.43	8.99	9.55	8.25	12.38	9.06	5.59
Russell 1000		10.51	10.71	7.70	10.70	12.09	13.67	17.76	10.49	7.42
Russell 1000 Value(g)		10.26	10.31	7.64	8.86	9.79	10.72	9.45	3.92	5.70

Partners Value(a)(b)	6/01/83
Investor		11.72	10.79	7.67	—	9.69	5.64	7.22	5.32	5.41
Institutional		11.75	10.83	7.72	—	9.80	5.84	7.49	5.54	5.49

Partners III
Opportunity(a)(c)	6/01/83
Investor		12.13	11.59	8.95	—	10.37	3.96	4.34	7.03	4.45
Institutional		12.21	11.69	9.10	—	10.67	4.39	4.91	7.48	4.60
Russell 3000		10.96	10.63	7.82	—	12.01	13.46	17.58	10.57	7.12
Russell 3000 Value		11.14	10.33	7.80	—	9.76	10.65	9.46	4.17	5.39

Hickory	4/01/93	9.52	—	6.27	8.94	9.43	4.32	1.27	2.98	2.71
Russell 2500		10.76	—	10.52	10.95	12.02	11.37	16.19	10.41	4.70
Russell 2500 Value		10.93	—	10.24	10.12	10.53	9.99	10.24	5.75	2.67

S&P 500		—	10.60	7.42	10.70	11.97	13.95	17.91	10.56	7.71

Balanced(d)	10/01/03	5.57	—	—	—	7.35	5.15	5.99	4.09	2.63
Moderately Conservative		5.98	—	—	—	6.04	4.96	3.91	1.28	1.82
Blended Index		7.27	—	—	—	8.67	8.94	10.10	6.00	4.67

Core Plus Income(e)	7/31/14
Investor		2.59	—	—	—	—	—	0.07	(0.09)	0.12
Institutional		2.79	—	—	—	—	—	0.27	0.05	0.07
U.S. Aggregate Bond		1.75	—	—	—	—	—	(1.22)	(1.60)	0.02

Short Duration
Income(c)	12/23/88
Investor		4.99	—	3.70	—	2.97	1.25	0.24	0.39	0.31
Institutional		5.04	—	3.78	—	3.13	1.47	0.43	0.54	0.36
1-3 Year U.S. Aggregate(g)		—	—	3.17	—	1.76	0.86	0.22	0.42	0.34
CPI + 1%(g)		3.54	—	3.22	—	2.46	2.53	3.30	3.17	0.43

Ultra Short
Government(f)	8/01/91	2.36	—	1.67	—	0.29	0.43	1.45	1.21	0.48
6-Month Treasury		2.94	—	2.19	—	0.58	0.66	1.58	1.30	0.50

Nebraska Tax-Free
Income(a)	10/01/85	4.47	4.12	2.98	—	2.31	0.86	(0.88)	(0.70)	(0.25)
5-Year Municipal Bond(g)		—	4.88	3.81	—	3.37	1.85	(0.60)	0.10	(0.20)
7  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

ANALYST CORNER
Introduction to DXC Technology
By Barton Hooper, CFA
DXC Technology (“DXC”) is an information technology (“IT”) outsourcing firm created on April 1, 2017, from the merger of Computer Sciences Corporation (“CSC”) and Hewlett Packard Enterprise Services (“HPS”).
Both firms had long and infamous legacies as pioneers of outsourced IT services for corporations and governments. Outsourced IT services run the gamut from operating datacenters, to writing and maintaining applications, down to providing help desk personnel, who get workplace laptops to recognize the company Wi-Fi network. Historically, these engagements involved large, bespoke and intricate contracts for various activities, and often involved the re-badging of clients’ employees to those of the IT outsourcer.
To diversify their product lines, many IT outsourcers expanded into business process outsourcing (“BPO”) and consulting services, but for firms such as CSC and HPS, IT outsourcing remained the core. The offering mix contrasts with long-term Weitz portfolio holding Accenture, for example, which has a significant consulting business that complements its IT and BPO services, allowing for higher sales growth and margins.
Customers chose to outsource their IT and back office functions using BPO because operating environments were becoming increasingly complex and expensive. The hope was that an outsourcer could create scale across multiple customers while delivering better performance at a lower cost. While lower costs were realized by customers in the form of low pricing, IT and business complexity only grew as new technology was layered on top of legacy systems. Any savings created through purchasing or learning curves were typically given back to the customer at contract renewals. These developments meant that IT outsourcing and BPO firms became businesses with a lack of standardization, high labor intensity and low profit margins. IT outsourcing and BPO became, in the words of DXC CEO Mike Lawrie, “Your mess for less.”
During the 1990s and 2000s, CSC and HPS predecessor firms HPE and EDS faced additional pressure from India-based firms, who were able to offer many services, such as network and application management, to customers for a much lower price due to the labor arbitrage available from using programmers from their home country. The India-based firms proved equally capable of performing BPO services at a much lower cost.
With numerous complex contracts, poor service levels and pressure from Indian firms, CSC found itself near bankruptcy by 2012. Mike Lawrie was hired at this time as CEO of CSC. Immediately, Mr. Lawrie began to rationalize CSC’s business by renegotiating or exiting unprofitable contracts, cutting out multiple layers of management created to oversee the overly complex contracts, and investing in lower-cost IT outsourcing facilities in India and the U.S. while also modernizing CSC’s underlying technology infrastructure. During Mr. Lawrie’s term as CEO of stand-alone CSC, until the merger with HPS, margins increased from zero to approximately 8 percent, while its 2,000 customized offerings were reduced to 230 standardized services. Further value was created by spinning off CSC’s federal government business.
Following the merger, DXC has focused on rationalizing its cost structure, aligning go-to-market and delivery operations, and further simplifying service offerings. In the fall of 2017, DXC announced the spin-merger of the legacy HPS federal government services business (representing 10 percent of revenue) into a new company called Perspecta, which began trading on June 1, 2018. DXC is now focused on serving global businesses and state and local governments.
Today the company continues to focus on reducing costs. For example, only 54 percent of its outsourcing workforce is based in low-cost locations, but the goal is to increase it to 70 percent in the next few years. Additionally, the company is ahead of its goal to achieve the $2.1 billion of cost savings (adjusted for the Perspecta spin) it projected at the time of the merger with HPS.
Looking ahead, Mr. Lawrie and his team are in the process of repositioning the overall business to take advantage of new technologies and business opportunities. The emergence of new technologies and processes, such as cloud, artificial intelligence and robotic process automation, has allowed DXC (and others) to realize true scaling impacts, as previously labor-intensive activities are replaced by software and algorithms, many of which include proprietary DXC intellectual property. The company has been applying these helpful technologies to standardize processes across the customer base, reduce labor and management oversight while providing more consistent levels of service, all at a lower cost.
DXC’s customers are using the savings from basic services to purchase higher-margin digital transformation capabilities such as cloud, mobile and analytics. The company has also expanded

8  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

and fortified its industry-specific practices in healthcare, travel and financial services to create a differentiated BPO business. These specialized practices help customers using DXC developed software, processes and services, which drive higher revenue and margins while increasing customer “stickiness.” DXC expects the combination of its digital transformation and industry-specific services to eventually generate half of total revenues as these practices grow and it actively shrinks traditional IT outsourcing services.

While on the surface the legacy businesses of DXC looked severely challenged, Mr. Lawrie’s excellent track record at CSC, and the similarities between CSC’s challenges then and DXC’s now, gives us confidence that DXC’s future should be much improved. To date, DXC appears on track with our investment thesis that good management, significant cost savings and a change in business mix will eventually result in the stock price approximating our business value of around $115.

As of September 30, 2018, each of the following portfolio companies constituted a portion of the net assets of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, and Balanced Fund as follows: Accenture plc-Class A: 1.9%, 0%, 0%, 0%, and 1.1%. DXC Technology Co.: 1.5%, 2.9%, 2.8%, 0%, and 0%. Perspecta Inc.: 0%, 0%, 1.2%, 0.9%, and 0%. Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

Barton Hooper, CFA®, Research Analyst, joined Weitz Investments in 2007. Prior to joining the Firm, he was a research analyst at Oak Value Capital Management and Trilogy Capital Management. Prior to his investment management experience, Barton worked at George K. Baum & Company and Deloitte & Touche LLC as a certified public accountant. Barton has a bachelor’s in accounting from the University of Missouri and an MBA from Washington University in Saint Louis.

9  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

VALUE FUND
Investment Style: Large-Cap Value
Co-Portfolio Managers: Brad Hinton, CFA and Dave Perkins, CFA
The Value Fund’s Institutional Class returned +5.59% during the third quarter compared to +7.71% for the S&P 500 and +7.42% for the Russell 1000. For the first nine months of calendar 2018, the Fund’s Institutional Class returned +9.06% compared to +10.56% for the S&P 500 and +10.49% for the Russell 1000. Since adopting its large-cap company mandate on June 30, 2008, the Fund’s Institutional Class has generated average annual returns of +8.99% compared to +10.70% for the S&P 500 and +10.70% for the Russell 1000.
For domestic equity investors–both public and private–it remains the best of times. Consumers are confident. Economic growth has accelerated. Borrowing costs are reasonable. Animal spirits are high. Fundamentally speaking, all is relatively calm. Against this backdrop, we continue to keep our collective noses to the ground in search of mispriced risk. One question we’ve been asking ourselves with greater frequency of late: Which stock carries more risk to the long-term investor–a durable “compounder” trading at 30 times forward earnings nine years into a market expansion or a more cyclical/less-defensible business trading at 10-12 times expected earnings nine years into an economic expansion? Courtesy of Mr. Market, ample versions of both are on offer today. Should either be bought/owned? Our preference, as always, is “quality at a reasonable (or better) price.” We seek to avoid compromise on either variable.
Three of the Fund’s largest holdings–Berkshire Hathaway (+15%), Allergan (+15%) and Liberty Broadband/Charter Communications (each +11%)–were the most meaningful contributors to third quarter performance. Investors cheered Berkshire Hathaway’s strong second quarter results as well as the decision to grant CEO Warren Buffett and Vice Chairman Charlie Munger greater autonomy in repurchasing the company’s stock. We agree the prior constraint of 1.2 times book value had become less germane as Berkshire’s wholly owned, non-financial operating businesses continue to contribute a larger share of earnings. Allergan’s stock participated in the strength across most of healthcare during the third quarter. The company’s first-ever Medical Aesthetics Day on September 14 served as a welcome reminder of the attractiveness of the company’s core growth engine. Cable sentiment also began to rebound thanks to improved operating results across the sector. As the calendar approaches 2019, we believe the tactical investments and heavy operational lifting Charter has tackled the past couple of years will begin to bear fruit in the form of substantial free cash flow per share growth.
Through the first nine months of calendar 2018, Mastercard (+48%) and Amazon (+71%) join Allergan (+18%) as the largest contributors to Fund performance. We trimmed positions in all three holdings during the third quarter, principally on valuation. In November last year, we increased our position in Allergan to 6.0% of net assets at what we believed was an increasingly attractive discount to our estimate of business value. As the stock appreciated and Allergan’s weighting in the Fund increased, we elected to sell some shares to keep the position size in line. At just shy of 12 times our estimate of 2019 cash earnings, however, we believe Allergan’s prospects remain underappreciated.
Facebook (-15%), Mohawk Industries (-18%) and LabCorp (-3%) detracted a combined 100 basis points (-1%) from third quarter performance. Facebook, and social media more broadly, remains under a microscope. Our read of the data continues to suggest that user perception is far less negative than that of traditional media and numerous elected officials. This is not to make light of the challenges facing the company. Maintaining the trust of its vast user base is both critical and complicated on a global scale. Facebook’s common advertising platform and portfolio of digital properties (Facebook, Instagram, WhatsApp, Messenger) remain uniquely valuable media assets. Never have advertisers of all sizes been able to attain such a specific reach. Nor have users seen curated recommendations with a near-frictionless ability to purchase. These capabilities should further improve over time, providing the opportunity for many years of potentially double-digit organic growth. We added to our Facebook position during the quarter.
Shares of Mohawk Industries, which we began purchasing last quarter, declined as input inflation continues to pressure profitability. The structural characteristics of the flooring markets Mohawk operates in are attractive, as is the company’s competitive position in each, but pricing often lags cost increases. Investors appear to envision a fragile demand environment over the next several years, presumably due to higher interest rates, peak-ish employment and softening results for the public homebuilders. While cautious, we are more constructive and believe Mohawk’s current stock price ($170) provides an attractive margin of safety for those with a multi-year investment horizon. We added modestly to our position at the end of July, with room to further increase the Fund’s exposure should the stock continue to weaken.
Discount retailer Dollar Tree (-24%) and European cable provider Liberty Global (-17%) join Mohawk (-18%) as the primary detractors from calendar year-to-date performance. The uneven pace of improvement at Dollar Tree’s Family Dollar unit over the past 12 months has kept a lid on business value growth and raised concerns that Dollar Tree’s rationale for the Family Dollar purchase three years ago was flawed. We continue to see several potential paths to improved performance at Family Dollar, with the Dollar Tree banner’s strength providing ballast in the interim. Liberty Global’s operating results remain mixed, with improvements in the U.K. offset by ongoing difficulties in Belgium and Switzerland. While we continue to believe the stock is undervalued, we have greater conviction in the ability of domestic cable peer Charter to grow over the next several years and have focused the Fund’s incremental cable purchases there as a result.
The Fund initiated new positions in discount broker turned bank Charles Schwab and aggregates producer Vulcan Materials. We closed the Fund’s small position (0.2% of net assets) in Perspecta, which was spun out of DXC Technologies in May. With a $4 billion market capitalization, it was not aligned with the Fund’s larger-company mandate. Schwab is a business we added to our on-deck list several years ago. Since then, the company has methodically gained market share from major banks and traditional brokers, with innovative, low-cost platforms tailored to both individuals and investment advisors. We find ourselves drawn to scale businesses that consistently share the benefits of size directly with their customers. We believe Schwab to be such an enterprise, and the company’s results suggest clients continue to “vote with their feet” by bringing new accounts and a greater share of their assets. Using relatively conservative forecasts, we estimate Schwab’s intrinsic value to be in the low $60s today.
We’ll close with a brief reintroduction to Vulcan Materials. The aggregates business (stone used for highways and bridges) has long been one of our favorites, boasting high barriers to entry, strong pricing power and minimal risk of obsolescence. Demand for Vulcan’s products spans the public works, industrial, commercial and residential end markets. Public infrastructure, which represents roughly half of Vulcan’s revenue, has seen sluggish spending over the past several years despite passage of a five-year federal highway bill in late 2015 and increased state and local transportation funding. In our view, visibility into public demand over the next several years is as healthy as it’s been in a decade. This should result in healthy unit growth, even if private construction levels cool off for a period of time. The combination of steadily rising volumes and mid-single-digit price increases should drive an attractive stream of double-digit profit growth over our investment horizon, and we estimate Vulcan’s price-to-value to be in the 70-75% range.
Included is a reference to the term “margin of safety”. This term refers to purchasing securities at a price that is less than our estimate of intrinsic value. A potential “margin of safety” may limit downside risk and optimize the potential for growth.

10  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (5/9/1986)		20-year	Since Invest- ment Style Inception (6/30/08)	10-year	5-year	3-year	1-year	YTD	Quarter
WVALX - Investor Class	10.25%		7.38%	8.90%	9.46%	8.06%	9.30%	12.13%	8.87%	5.52%
WVAIX - Institutional Class	10.28		7.43	8.99	9.55	8.25	9.53	12.38	9.06	5.59
S&P 500	10.50		7.42	10.70	11.97	13.95	17.31	17.91	10.56	7.71
Russell 1000	10.51		7.70	10.70	12.09	13.67	17.07	17.76	10.49	7.42
Russell 1000 Value	10.26	*	7.64	8.86	9.79	10.72	13.55	9.45	3.92	5.70

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund – Investor Class for the period since inception (5/9/86) through September 30, 2018, as compared with the growth of the Standard & Poor’s 500, Russell 1000 and Russell 1000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

* Since 5/31/1986

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	7.9
Liberty Broadband Corp. - Series C	6.7
Alphabet, Inc. - Class C	5.5
Allergan plc	4.9
Laboratory Corp. of America Holdings	4.6
Oracle Corp.	4.5
Visa Inc. - Class A	3.9
Mastercard Inc. - Class A	3.8
Liberty Global plc - Class C	3.3
Dollar Tree, Inc.	3.2
48.3

Industry Breakdown
% of Net Assets
Communication Services	26.3
Information Technology	15.6
Financials	14.9
Health Care	13.9
Consumer Discretionary	10.6
Materials	4.6
Consumer Staples	2.0
Industrials	1.4
Energy	1.2
Cash Equivalents/Other	9.5
100.0

Top Performers		Average
	Return	Weight	Contribution
Berkshire Hathaway Inc. - Class B	14.7%	8.7%	1.25%
Allergan plc	14.7	5.8	0.87
Liberty Broadband Corp. - Series C	11.3	6.4	0.71
Oracle Corp.	17.5	4.3	0.69
Mastercard Inc. - Class A	13.4	4.3	0.55

Bottom Performers		Average
	Return	Weight	Contribution
Facebook, Inc. - Class A	(15.4)%	3.1%	(0.50)%
Mohawk Industries, Inc.	(18.2)	2.0	(0.35)
Laboratory Corp. of America Holdings	(3.3)	4.7	(0.15)
Twenty-First Century Fox, Inc. - Class A	(6.4)	1.8	(0.13)
Dollar Tree, Inc.	(4.1)	3.5	(0.13)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.22% and 1.09% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

PARTNERS VALUE FUND
Investment Style: Multi-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA and Brad Hinton, CFA
The Partners Value Fund’s Institutional Class returned +5.49% during the third quarter compared to +7.71% for the S&P 500 and +7.12% for the Russell 3000. Year to date, the Fund’s Institutional Class returned +5.54% compared to +10.56% for the S&P 500 and +10.57% for the Russell 3000. Third quarter returns were much improved but still lagged the broader market indices. While this momentum-driven market bully keeps kicking sand in our faces, rest assured that we are not standing still and just taking it. Read on to learn more about how we are building up new muscles to compete while sticking steadfastly to the core principles that have driven the Firm’s 35-year track record.
The U.S. stock market has been a shining star in 2018, with growth and momentum continuing to clobber value. Not surprisingly, payment networks Visa and Mastercard have been the Fund’s strongest year-to-date contributors by far. These dominant and well-loved businesses continue to stamp out impressive revenue and profit growth. While we trimmed Visa after its outsized gains, both stocks remain among our ten largest holdings. Among other contributors, Discovery Communications and Allergan plc are best described as redemption stories. Both companies were very out of favor last year, with stocks trading at bargain-basement valuations coming into 2018. Good things often happen to cheap stocks, even in a “go-go” market. As the companies executed their playbooks, the stocks rebounded nicely. Discovery has nearly doubled off its lows, and we have resized the position accordingly. Allergan remains inexpensive at just 12 times our estimated 2019 cash earnings, and we think the stock has more room to run.
Our cable and consumer holdings held back year-to-date results. Top detractor Liberty Global posted mixed operating results, with improvements in the U.K. offset by ongoing difficulties in Belgium and Switzerland. Liberty Broadband’s stock treaded water due to investor frustration about the pace of improvement at core asset Charter Communication. We think this is primarily a time-horizon mismatch, and the stage is set for substantial free cash flow per share growth in 2019 and beyond. Other detractors included Tupperware Brands and Qurate Retail. Tupperware’s earnings estimates declined materially due to emerging-market weakness and unfavorable foreign exchange swings. While the stock has plenty of upside potential, we sold our modest position after lacking the conviction to buy more. Qurate’s operating results at recently acquired HSN disappointed investors, and this unit’s turnaround will take some time. Meanwhile, the core QVC business keeps churning out free cash flow, and Zulily continues to grow revenues and active customers with fun, personalized shopping experiences. We think the market valuation for this set of durable, resilient businesses is just too low.
We have embraced a back-to-the-basics approach as we enter the tenth year of this bull market. For years, we’ve described our version of concentrated investing as owning 25-35 securities, with position sizes generally ranging from 2% to 6% of assets. We want every idea to matter, and our best ones to have an outsized impact without “betting the farm” on any single stock. As the bull market progressed, we drifted a bit from our sweet spot. We became too comfortable with taking “just a taste” of a new idea. For a variety of reasons, we were often tentative with our initial purchases. While price discipline is essential, we’ve found that if we are ready to buy, then we simply need to get going.
Our course correction has been to increase the size of the smaller positions in our portfolio, offering two potential benefits. First, it increases the impact of the team’s new ideas. We are surrounded by talented, experienced stock pickers. When analysts recommend a well-researched business at a discounted price, our hit rate is reasonably high. And when the portfolio managers agree, we need to act assertively. Recent examples where we left return on the table include Danaher and CarMax. Second, it raises the bar on initial conviction for both portfolio managers and analysts. There is less chance of “cutting the flowers and watering the weeds” if the weeds never make it into the portfolio. If we are not willing to buy a 2%-3% position out of the gates because the risk profile is elevated, that should tell us something.
You can clearly see the influence of this reframing on the portfolio. New holdings Charles Schwab (discount broker turned bank), Marvell Technologies (specialized semiconductors) and Summit Materials (cement and concrete) are all approximately 2.0% positions. We increased our Facebook (3.1%), DXC Technology (2.9%), CarMax (2.1%) and Comcast (2.0%) weightings, while closing sub-scale positions in Danaher, Tupperware, GCI Liberty and DXC spin-out Perspecta. At the other end of the spectrum, we worked down our two super-sized positions as their stocks rallied late in the quarter (Berkshire Hathaway from 9.2% to 5.9% and Liberty Broadband from 8.5% to 6.5%).
At quarter end, we owned 26 businesses with an average position size of 3.4% (median size 3.1%). The top 10 holdings represented 47.8% of net assets, while the bottom 10 holdings still accounted for 21.2% of net assets. Our highest-conviction ideas will drive the bulk of forward returns, yet every idea will matter as intended. Residual cash is 12.2% of net assets. We’d like to see that percentage even lower over time, but the opportunity set will dictate our timing.
The estimated price-to-value of the portfolio is in the low 80s, much cheaper than our view of the overall stock market. You’ve heard it before, but we’ll say it again. We like our chances from here, especially on a relative basis. From all of us at Weitz, thank you for entrusting your capital to us. We appreciate your patience and continued investment in the Fund.

12  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (6/1/1983)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WPVLX - Investor Class	11.72%	7.67%	9.69%	5.64%	7.44%	7.22%	5.32%	5.41%
WPVIX - Institutional Class	11.75	7.72	9.80	5.84	7.70	7.49	5.54	5.49
S&P 500	11.17	7.42	11.97	13.95	17.31	17.91	10.56	7.71
Russell 3000	10.96	7.82	12.01	13.46	17.07	17.58	10.57	7.12
Russell 3000 Value	11.14	7.80	9.76	10.65	13.75	9.46	4.17	5.39

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund - Investor Class for the period since inception (6/1/83) through September 30, 2018, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp. - Series A & C	6.5
Liberty Global plc - Class C	5.9
Berkshire Hathaway Inc. - Class B	5.9
Alphabet, Inc. - Class C	4.7
Laboratory Corp. of America Holdings	4.7
Visa Inc. - Class A	4.6
Mastercard Inc. - Class A	4.4
Liberty SiriusXM Group - Series A & C	3.8
Allergan plc	3.8
Oracle Corp.	3.5
47.8

Industry Breakdown
% of Net Assets
Communication Services	30.3
Information Technology	20.6
Financials	16.4
Health Care	8.5
Consumer Discretionary	4.8
Materials	3.9
Industrials	3.3
Cash Equivalents/Other	12.2
100.0

Top Performers		Average
	Return	Weight	Contribution
Berkshire Hathaway Inc. - Class B	14.7%	8.3%	1.28%
Liberty Broadband Corp. - Series A & C	11.4	7.9	0.85
Visa Inc. - Class A	13.5	5.3	0.70
Allergan plc	14.7	4.4	0.63
Oracle Corp.	17.5	3.3	0.54

Bottom Performers		Average
	Return	Weight	Contribution
Facebook, Inc. - Class A	(15.4)%	2.2%	(0.31)%
Summit Materials, Inc. - Class A	(30.7)	1.0	(0.29)
Tupperware Brands Corp.	(17.2)	1.0	(0.29)
Laboratory Corp. of America Holdings	(3.3)	4.8	(0.16)
Liberty SiriusXM Group - Series A & C	(3.9)	4.1	(0.15)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.25% and 1.07% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

PARTNERS III OPPORTUNITY FUND
Investment Style: Multi-Cap Alternative
Portfolio Manager: Wally Weitz, CFA
The Partners III Opportunity Fund’s Institutional Class returned +4.60% in the third calendar quarter compared to +7.71% for the S&P 500 and +7.12% for the Russell 3000. For the calendar year to date, the Partners III Opportunity Fund’s Institutional Class returned +7.48% compared to +10.56% for the S&P 500 and +10.57% for the Russell 3000.
In mid-August, the ongoing U.S. equity rally added another superlative to its resume, claiming the title of the longest bull market since WWII (as measured by the S&P 500). As the saying goes, “bull markets don’t die of old age,” but we suspect they do become more fragile. That’s not to suggest a bear market is imminent. Many gauges of economic health in the U.S. are still in the green, and we lean toward believing there are more tailwinds than headwinds (domestically, anyway) at present. That does not necessitate, however, that stock prices only move higher. It was just six months ago we wrote in our commentary about the (temporary) return of volatility. We can’t predict when investor anxieties may be triggered, or their source. Instead, we focus on identifying businesses we’d like to own and the prices at which we’d like to buy them. We purchased initial positions in two such businesses during the third quarter: Summit Materials and Charles Schwab Corp.
Summit is a supplier of construction materials, including aggregates, cement, ready mix concrete and asphalt paving mix. Mother Nature has not cooperated this season, postponing otherwise strong (and funded) demand for infrastructure projects. These delays pressured Summit’s volumes and pushed out the translation of otherwise healthy demand into cash flow. We believe investors have overreacted, and we used the recent weakness to build an initial position. Charles Schwab, the eponymously named discount brokerage and bank, continues to win market share from major banks and traditional brokers, thanks to their innovative and low-cost platforms built for individuals and investment advisors alike. Client asset growth begets greater scale, and Schwab consistently passes those benefits back to consumers through lowered costs, creating a virtuous cycle of growth in both business value and customers.
Berkshire Hathaway (+15%) and Liberty Broadband (+11%), our two largest positions, were our top contributors this quarter. Berkshire reported strong second quarter results, and investors cheered the news that the company’s board had granted Buffett and Munger greater latitude in the company’s buyback program. Sentiment has also improved for U.S. cable stocks after solid second quarter results. Additionally, Liberty Broadband rose as investors began to look past a multi-year investment period at Charter, anticipating much-improved cash flow growth. Allergan (+15%) shares were also a top performer, as healthcare stocks were generally strong in the quarter. Allergan also hosted its first-ever Medical Aesthetics Investor Day, showcasing the company’s core growth engine.
Facebook (-15%) and Tupperware Brands (-17%) were the top detractors from our long equity holdings. Facebook continues to wrestle with critically important topics such as privacy, trust and authenticity. We acknowledge these are difficult issues, and progress will likely be slow and nuanced. Nevertheless, users have stuck with the platform, and the incredibly valuable advertising platform that Facebook has built remains intact. Tupperware Brands’ operating results have admittedly been lackluster, but with 90% of its revenues earned outside the United States, investors appear to believe Tupperware is permanently on the “wrong side” of both currency risks and ongoing trade disputes. There’s plenty of uncertainty surrounding when these headwinds will abate. But given our long-term view of Tupperware’s global business prospects and its stock priced around seven times next year’s earnings, we believe the risk-reward profile to be favorable. To reiterate a point from this quarter’s shareholder letter, we are mindful of the challenges such “deep value” opportunities pose (just as buying a wonderful business at too high a price creates challenges of a different sort), and we will size the position accordingly. Nevertheless, there are many ways to apply a value investing philosophy, and our portfolio approach affords us the flexibility to act on different kinds of opportunities.
Collectively, the Fund’s short positions against ETFs tracking the S&P 500 (+8%) and the Nasdaq 100 (+8%) indices were the largest detractor to performance. During the quarter, we modestly trimmed back both positions, leaving the Fund’s short exposure relatively unchanged at 30% of net assets. Activity within our long portfolio included a number of buys and sells. In addition to Summit and Schwab, we continued to build our initial position in Marvell Technology. We completed the sale of our XO Group shares (as described last quarter) and closed small positions in Oracle and Danaher. The net impact leaves the Fund’s effective net long position at 66% of net assets, unchanged from last quarter, and up modestly from 62% of net assets at the beginning of the year.
Effective Net Long means (i) the sum of a portfolio’s long positions (such as common stocks, or derivatives where the price increases when an index or position rises), minus (ii) the sum of a portfolio’s short positions (such as, derivatives where the price increases when an index or position falls).

14  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (6/1/1983)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WPOIX - Investor Class	12.13%	8.95%	10.37%	3.96%	5.81%	4.34%	7.03%	4.45%
WPOPX - Institutional Class	12.21	9.10	10.67	4.39	6.33	4.91	7.48	4.60
S&P 500	11.17	7.42	11.97	13.95	17.31	17.91	10.56	7.71
Russell 3000	10.96	7.82	12.01	13.46	17.07	17.58	10.57	7.12
Russell 3000 Value	11.14	7.80	9.76	10.65	13.75	9.46	4.17	5.39

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners III Opportunity Fund - Institutional Class for the period since inception (6/1/83) through September 30, 2018, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	13.1
Liberty Broadband Corp. - Series A & C	10.1
Liberty Global plc - Class C	7.1
Mastercard Inc. - Class A	5.6
Alphabet, Inc. - Class C	4.9
Visa Inc. - Class A	4.6
Allergan plc	4.1
Liberty SiriusXM Group - Series A & C	4.0
Colfax Corp.	3.9
Intelligent Systems Corp.	3.7
61.1

Industry Breakdown
% of Net Assets
Communication Services	34.2
Information Technology	22.5
Financials	18.0
Health Care	7.5
Consumer Discretionary	6.2
Industrials	6.1
Materials	1.4
Securities Sold Short	(29.9)
Short Proceeds/Other	34.0
100.0

Top Performers		Average
	Return	Weight	Contribution
Berkshire Hathaway Inc. - Class B	14.7%	12.5%	1.71%
Liberty Broadband Corp. - Series A & C	11.4	9.5	1.07
Allergan plc	14.7	4.5	0.67
Mastercard Inc. - Class A	13.4	5.2	0.66
Intelligent Systems Corp.	21.9	4.0	0.65

Bottom Performers		Average
	Return	Weight	Contribution
SPDR S&P 500 ETF Trust (short)	7.7%	(21.5)%	(1.61)%
Invesco QQQ Trust, Series 1 (short)	8.4	(7.9)	(0.65)
Facebook, Inc. - Class A	(15.4)	2.8	(0.47)
Tupperware Brands Corp.	(17.2)	1.8	(0.37)
Summit Materials, Inc. - Class A	(30.7)	0.7	(0.17)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 2.14% and 1.63% of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

HICKORY FUND
Investment Style: Small- to Mid-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA and Drew Weitz
The Hickory Fund returned +2.71% in the third calendar quarter compared to +4.70% for the Russell 2500 Index (the Fund’s primary benchmark). On a year-to-date basis, the Fund returned +2.98% compared to +10.41% for the Russell 2500.
In mid-August, the ongoing U.S. equity rally added another superlative to its resume, claiming the title of the longest bull market since WWII (as measured by the S&P 500). As the saying goes, “bull markets don’t die of old age,” but we suspect they do become more fragile. That’s not to suggest a bear market is imminent. Many gauges of economic health in the U.S. are still in the green, and we lean toward believing there are more tailwinds than headwinds (domestically, anyway) at present. That does not necessitate, however, that stock prices only move higher. It was just six months ago we wrote in our commentary about the (temporary) return of volatility. We can’t predict when investor anxieties may be triggered, or their source. Instead, we focus on identifying businesses we’d like to own and the prices at which we’d like to buy them. During the third quarter, unfortunately, it was more the former than the latter.
We are pleased to report that last quarter’s top detractor, Liberty Broadband (+11%), nearly recovered all the prior quarter’s decline and earned the top contributor spot for the third quarter. Sentiment across U.S. cable improved as the industry reported solid results. Liberty Broadband in particular rose as investors began to look past a multi-year investment period at Charter, anticipating much-improved cash flow growth. Colfax (+18%) reported better-than-expected earnings, thanks to strong execution and progress on their journey of continuous improvement via the Colfax Business System (CBS). We believe the application of CBS to additional bolt-on or platform-sized acquisitions will continue to add value for shareholders. ACI Worldwide (+14%) rounded out the top three performers after reiterating its outlook for strong new business growth.
Top detractors in the quarter included Summit Materials (-31%) and Tupperware Brands (-17%). We added Summit (a provider of construction materials, including aggregates, cement, ready mix concrete and asphalt paving mix) to the portfolio last quarter.
Mother Nature has not cooperated this season, postponing otherwise strong (and funded) demand for infrastructure projects. These delays pressured Summit’s volumes and pushed out the translation of otherwise healthy demand into cash flow. We believe investors have overreacted, and we used the recent weakness to add to our initial position. Tupperware Brands’ operating results have admittedly been lackluster, but with 90% of its revenues earned outside the United States, investors appear to believe Tupperware is permanently on the “wrong side” of both currency risks and ongoing trade disputes. Although there’s plenty of uncertainty surrounding when these headwinds will abate, given our long-term view of Tupperware’s global business prospects and its stock priced around seven times next year’s earnings, we believe the risk-reward profile to be favorable. We also added to Tupperware in the quarter.
Portfolio activity in the quarter was somewhat limited. In addition to Summit and Tupperware, we added to our positions of Axalta and Liberty Latin America at attractive valuations while trimming our positions in Murphy USA and Wesco Aircraft on strength. We also executed modest trims of Liberty Broadband and Liberty SiriusXM. While these continue to be among our highest-conviction holdings, we elected to sell shares to manage our overall exposure to the cable and satellite industry.
As of this writing, markets are off to a choppy start in the fourth quarter (declines for smaller companies actually began in September), but as our shareholders know, we believe volatility breeds opportunity. We continue to look for opportunities to put your (and our) investment capital productively to work and look forward to reporting our progress to you again next quarter.

16  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (4/1/1993)	20-year	Since Investment Style Inception (6/30/08)	10-year	5-year	3-year	1-year	YTD	Quarter
WEHIX	9.52%	6.27%	8.94%	9.43%	4.32%	7.84%	1.27%	2.98%	2.71%
Russell 2500	10.76	10.52	10.95	12.02	11.37	16.13	16.19	10.41	4.70
Russell 2500 Value	10.93	10.24	10.12	10.53	9.99	14.51	10.24	5.75	2.67
S&P 500	9.73	7.42	10.70	11.97	13.95	17.31	17.91	10.56	7.71

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period since inception (4/1/93) through September 30, 2018, as compared with the growth of the Russell 2500, Russell 2500 Value and Standard & Poor’s 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp. - Series A & C	8.6
LICT Corp.	6.2
Colfax Corp.	4.9
Laboratory Corp. of America Holdings	4.7
ACI Worldwide, Inc.	4.5
Redwood Trust, Inc.	4.4
Liberty SiriusXM Group - Series A & C	4.2
GCI Liberty, Inc. - Class A	4.0
Compass Minerals International, Inc.	3.4
Equity Commonwealth	3.4
48.3

Industry Breakdown
% of Net Assets
Communication Services	35.9
Consumer Discretionary	9.7
Materials	9.2
Industrials	8.4
Information Technology	7.5
Health Care	4.7
Financials	4.4
Real Estate	3.4
Cash Equivalents/Other	16.8
100.0

Top Performers
		Average
	Return	Weight	Contribution
Liberty Broadband Corp. - Series A & C	11.4%	8.6%	0.95%
Colfax Corp.	17.7	4.5	0.75
ACI Worldwide, Inc.	14.1	4.3	0.56
GCI Liberty, Inc. - Class A	13.1	3.7	0.47
LICT Corp.	5.2	6.1	0.31

Bottom Performers
		Average
	Return	Weight	Contribution
Summit Materials, Inc. - Class A	(30.7)%	2.4%	(0.78)%
Tupperware Brands Corp.	(17.2)	2.9	(0.56)
Laboratory Corp. of America Holdings	(3.3)	4.7	(0.17)
Liberty SiriusXM Group - Series A & C	(3.9)	5.0	(0.16)
Axalta Coating Systems Ltd.	(3.8)	3.0	(0.12)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.24% of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/ or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

BALANCED FUND
Investment Style: Conservative Allocation
Portfolio Manager: Brad Hinton, CFA
The Balanced Fund returned +2.63% in the third quarter compared to +1.82% for the Morningstar Moderately Conservative Target Risk Index (the “Index”). Year to date, the Fund returned +4.09% compared to +1.28% for the Index. U.S. equity markets surged higher in the third quarter, while bond markets posted mixed results. We have navigated reasonably well through 2018’s fits and starts in both stocks and bonds. Longer term, total returns well above inflation have helped our investors steadily build wealth.
(Prior to July 31, 2018, the Balanced Fund’s primary benchmark was a “Blended Index” which weighted the S&P 500 at 60% and weighted the Bloomberg Barclays Intermediate U.S. Government Credit Index at 40%. That Blended Index returned +4.67% for the third quarter and +6.00% year to date. Further, average annual total returns for the Blended Index for the one-, five-, and ten-year periods ended September 30, 2018, were +10.10%, +8.94% and +8.67%.)
We wrote a few years ago that “a hybrid fund is both a natural fit and an uncomfortable decision for many investors. Something else will almost always perform better or look like a smarter decision at any given time.” With stock markets near all-time highs, risk-on has clearly been the place to be. Bonds have sputtered, but they finally offer respectable income again. With that backdrop, let’s revisit the scorecard versus our conservative allocation peers for additional context.

As of 9/30/18			Annualized
[2]Percentile Rank in Category	YTD-18	1-year	3-year	5-year	7-year	10-year
	5	9	20	30	12	17
[3]Morningstar RatingTM			****	****		****

1 Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses, which as stated in the most recent Prospectus are 1.00% (gross) of the Fund’s net assets. Returns also include fee waivers and/or expense reimbursements, if any; total returns would have been lower had there been no waivers or reimbursements. The Investment Adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses to 0.85% of average daily net assets through July 31, 2019.
2 Balanced Fund had a percentile ranking against the following number of Allocation–30% to 50% Equity funds for the time periods as follows: YTD 5 out of 522 funds; 1-year 9 out of 513 funds; 3-year 20 out of 441 funds; 5-year 30 out of 355 years; 7-year 12 out of 304 funds; and 10-year 17 out of 256 funds, all as of September 30, 2018. Source: Morningstar Direct
3 Balanced Fund was rated against the following numbers of Allocation–30% to 50% Equity funds over the following time periods: 439 funds in the last three years, 355 funds in the last five years, and 256 funds in the last ten years, as of September 30, 2018. Past performance is no guarantee of future results. Source: Morningstar Essentials
It has been a nice run. Absolute returns have been solid, relative results even better. While we haven’t topped the charts, the old pontoon boat has been pretty steady and reliable. But as we all know, past performance doesn’t guarantee future results. What matters from here is whether we can keep it going for the next 10 years. And if so, how and why?
“Most business edges are found at the intersection of trust and simplicity.” -
Morgan Housel
Since the Fund’s inception, we have relentlessly pursued success through simplicity: a daily mindset of winning by not losing; bottom-up security selection; straight-forward asset allocation; no financial engineering. You know what you own. We also hope to have earned your trust through our words, actions and track record. We have reduced the Fund’s management fee in each of the past two years, and we have agreed to cap the Fund’s total annual operating expenses to 0.85% (see footnote 1). In our view, the current expense ratio offers solid value to all stakeholders.
Portfolio Update
We hold equity stakes in 30 companies representing 46.6% of net assets. Our fixed income holdings include corporate bonds (20.3%), Treasury securities (28.7%) and a touch of securitized debt (3.5%). We bought shares in discount broker turned bank Charles Schwab during the quarter. Schwab has methodically taken market share from major banks and traditional brokers with innovative, low-cost platforms tailored to both individuals and investment advisors. We love scale businesses that consistently share the benefits of size with their customers. Schwab’s results suggest clients continue to “vote with their feet” by bringing new accounts and a greater share of their assets.
We also added leading flooring manufacturer Mohawk Industries back to the portfolio. Mohawk has strong platforms in ceramic tile, carpet, laminates and vinyl. The company expanded its manufacturing footprint significantly over the past few years, and investors are concerned about the timing. Worries include housing softening or rolling over, margin pressure from cost inflation, and potential oversupply in luxury vinyl tile. We think these concerns are priced into the stock at less than 13 times our estimated earnings power. While the business is clearly cyclical, CEO Jeff Lorberbaum is an adept leader with a knack for creating long-term value in his industry.
Year to date, our top stock performers outweighed the bottom performers by three to one in contribution impact. The biggest winners included several of the best companies that we own. Visa and Mastercard topped the charts as they continued to stamp out impressive revenue and profit growth. Thermo Fisher Scientific and Guidewire Software have deep competitive moats in businesses with nice tailwinds, a strong combination. Anheuser-Busch InBev was our largest detractor due to soggy results in the U.S., blooming emerging market woes and a debt-laden balance sheet. Progress has been choppier than expected after the 2016 SABMiller acquisition. We still think this dominant global business can earn $6-$7 per share in a few years, which would make today’s $87 stock price worth the wait. Comcast declined during the strategic tug-of-war over acquisition targets Twenty-First Century Fox and Sky PLC. Comcast’s acquisition of Sky will be pricey and will be a show-me story, but the core Comcast business is quite cheap. Martin Marietta Materials and Vulcan Materials fell due to broader investor concerns about housing. We are drawn to the visible public infrastructure demand and entrenched structural advantages for these leading aggregates businesses. A rundown of quarterly top and bottom performers is shown on the table on the following page.
Thank you as always for your continued investment and confidence in our firm. We look forward to updating you on portfolio developments again at year end.
© 2018 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

18  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since
	Inception
	(10/1/2003)	10-year	5-year	3-year	1-year	YTD	Quarter
WBALX	5.57%	7.35%	5.15%	7.32%	5.99%	4.09%	2.63%
Moderately Conservative	5.98	6.04	4.96	6.69	3.91	1.28	1.82
Blended	7.27	8.67	8.94	10.59	10.10	6.00	4.67

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period since inception (10/1/03) through September 30, 2018, as compared with the growth of the Moderately Conservative and Blended Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	2.4
Liberty Broadband Corp. - Series C	2.2
Alphabet, Inc. - Class C	2.1
Laboratory Corp. of America Holdings	2.1
Thermo Fisher Scientific Inc.	2.1
Visa Inc. - Class A	2.1
Allergan plc	2.0
Oracle Corp.	2.0
Mastercard Inc. - Class A	2.0
Praxair, Inc.	2.0
21.0

Industry Breakdown
% of Net Assets
Information Technology	12.3
Financials	7.9
Health Care	7.6
Materials	6.6
Communication Services	6.2
Consumer Staples	4.0
Consumer Discretionary	2.0
Total Common Stocks	46.6
U.S. Treasury Notes	28.7
Corporate Bonds	20.3
Mortgage-Backed Securities	2.2
Asset-Backed Securities	1.3
Cash Equivalents/Other	0.9
Total Bonds & Cash Equivalents	53.4
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Berkshire Hathaway Inc. - Class B	14.7%	2.7%	0.39%
Oracle Corp.	17.5	2.3	0.37
Thermo Fisher Scientific Inc.	17.9	2.1	0.35
Allergan plc	14.7	2.1	0.30
Visa Inc. - Class A	13.5	2.3	0.30

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Martin Marietta Materials, Inc.	(18.3)%	1.1%	(0.22)%
Anheuser-Busch InBev SA/NV - Sponsored ADR	(13.1)	1.4	(0.18)
Vulcan Materials Co.	(13.6)	1.1	(0.15)
Marvell Technology Group Ltd.	(9.7)	1.0	(0.10)
The Charles Schwab Corp.	(3.6)	0.8	(0.07)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.00% (gross) of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/ or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

CORE PLUS INCOME FUND
Investment Style: Intermediate-Term Bond
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Core Plus Income Fund’s Institutional Class returned +0.07% for the third calendar quarter compared to a +0.02% return for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), our primary benchmark. For the calendar year to date, Core Plus Income Fund’s Institutional Class returned +0.05% compared to a -1.60% return for the Bloomberg Barclays U.S. Agg. We are pleased with the Fund’s relative performance in this rising interest rate environment.
The Fund’s Institutional Share Class has generated a performance track record ranking in the top decile of its Morningstar peer group (Intermediate-Term Bond) for the one- and three-year periods as of September 30, 20181. The Fund’s performance table following this letter shows returns over various holding periods.
Overview
The U.S. economy is thriving so far in 2018, as improvements in various economic data points have been recorded with each passing month. The unemployment rate and its close cousin, the monthly average of jobless claims, measured at the lowest levels since 1969, during the quarter. Wage growth as reported by the Labor Department hit the highest level since 2009, as inflation pressures, while still reasonably tame, continue to percolate in the U.S. economy. Consumer confidence registered its highest reading since 2000. And small-business sentiment as measured by a survey by the National Federation of Independent Business came in during the quarter at the highest reading since the survey began in 1974.
Other major economies are not faring nearly as well. Europe’s growth rate is waning, while emerging markets–last year’s standout performer–are struggling in the face of high debt, currency weakness, costly oil and trade worries.
Worries about global trade relationships are steady headline fodder, but more than six months after the first proposed tariffs on certain metals imports, markets are still discounting the likelihood that current tensions–particularly between the White House and China–will devolve into a full-blown trade war. The longer this goes on, the greater the risk that either side or both overplay their hand, and that markets and the global economy will have to deal with the unhappy consequences.
U.S. Treasury bond yields took their cue from the strong domestic economic data and continued to march higher (prices lower) in the quarter. Shorter-term interest rates rose slightly more than longer-term rates, as market participants anticipate additional tightening measures by the Federal Reserve later this year and into 2019. The Federal Reserve raised short-term interest rates in late September, which was the third rate increase in 2018 and the eighth since the current tightening cycle began in late 2015. The Fed has said it will keep raising rates until it sees evidence that higher interest rates are hurting the U.S. economy. Short-term rates generally more closely follow the Fed’s expected and actual monetary policy action.
As a result, the difference between short- and longer-term bond yields continued to narrow in the quarter as the yield curve continued to “flatten.” A flattening invariably occurs when the Fed embarks on a monetary-tightening campaign. An example of the yield curve flattening can be seen in the difference between 2-year and 10-year Treasury bond yields. Over the past 10 years, the difference between 2-year and 10-year Treasury bond yields has averaged more than 150 basis points. This is understandable considering investors typically want to be compensated for lending money over longer periods of time. This is called the “term premium” in industry parlance.
In the third quarter, the difference between 2-year and 10-year Treasury bond yields hit its lowest point over the past 10 years, at less than 30 basis points. The yield curve has yet to “invert,” where short-term yields exceed longer-term yields but is an important market occurrence to monitor since an inversion of the yield curve has often been a reliable signal for heightened recession risk.
The economic data continues to give “all clear” or “smooth sailing” signals–and the Fed seems intent on continuing to raise short-term rates. The risk is that the economic evidence reveals itself too late, and the Fed ends up overshooting on rates. Overall, the yield curve is something we will be monitoring in the months and quarters ahead.
1The Weitz Core Plus Income Fund’s Institutional Class had a 1-year percentile ranking of 7 out of 1039 intermediate-term bond funds, and 3-year percentile ranking of 9 out of 902 intermediate-term bond funds as of September 30, 2018.
The chart below provides an overview of select U.S. Treasury bond yields for the quarter and the past twelve months.

Corporate bonds and other credit-sensitive securities outperformed Treasury bonds in the quarter as credit spreads narrowed/declined, particularly for non-investment-grade or high-yield bonds. A broad measure of investment-grade2 corporate bond spreads, compiled by Merrill Lynch, declined to 113 basis points as of September 30, down 27 basis points in the quarter.
The chart below, courtesy of Morgan Stanley, portrays total returns and excess returns as compared to U.S. Treasuries across quality segments of the corporate bond marketplace, from very high quality (AAA) to the lowest-quality segment (CCC). The CCC segment leads the pack once again.

Both investment-grade (IG) and high-yield (HY) option-adjusted spreads2 (OAS) remain near the lowest, or tightest, levels since before the 2008-09 recession and not much further from all-time lows/“tights.”
This has translated into an environment where investors are being paid less, as measured by the incremental spread over safer alternatives like U.S. Treasuries, to assume credit risk. The seeming tranquility, if not complacency, of today’s credit and overall bond market will inevitably be followed by more turbulence. Timing is unknown, of course, but history is a good guide in that regard. We intend to remain vigilant/disciplined and invest only in those areas of the marketplace that present the most favorable risk/reward opportunities, and we look forward to taking advantage of the inevitable dislocations that will occur sometime in the future.
Portfolio Positioning
The table below shows the change in allocation to various sectors from the most recent quarter and compared to a year ago. This summary provides a view over time of how we have allocated capital.
Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

20  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Sector (% Net Assets)	9/30/2018	6/30/2018	9/30/2017
Corporate Bonds	23.9	25.3	28.9
Corporate Convertible Bonds	1.8	2.0	2.4
Asset-Backed Securities (ABS)	25.4	22.7	21.2
Commercial Mortgage-Backed Securities (CMBS)	1.8	3.9	2.2
Agency Mortgage-Backed (MBS)	0.1	0.1	0.3
Non-Agency Mortgage-Backed (RMBS)	3.1	3.5	4.6
Taxable Municipal Bonds	0.8	0.8	1.0
U.S. Treasury	39.6	36.3	38.0
Common Stocks	0.5	0.7	0.6
Cash & Equivalents	3.0	4.7	0.8
Total	100.0	100.0	100.0
High Yield*	11.7	12.4	7.7

*High Yield exposure (as of 9/30/2018) consists of investments in the Corporate, Corporate Convertible, ABS and MBS sectors.
The primary shift in asset allocation during the quarter was toward U.S. Treasury bonds and asset-backed securities. As we have discussed in prior letters, we are at times willing to hold large amounts of liquidity while we seek out qualifying investment opportunities. We have a growing list of corporate and asset-backed issuers that we would like to own at the right price and are ready to act should an opportunity arise.
As of September 30, our high-yield exposure was approximately 11.7%, down from 12.4% as of June 30 (the maximum we are permitted is 25%). However, approximately 3.0% of our high-yield exposure is to split-rated credits (i.e., bonds rated investment grade by one or more rating agencies) that would be counted as investment-grade exposure if they are a part of the Barclays Indexes. Since the Fund’s 2014 inception, we have flexed our high-yield allocation meaningfully–from a low of 5.9% to a maximum of 24.9%.
Overall portfolio metrics as measured by average effective maturity and average effective duration changed modestly compared to the prior quarter. The average effective maturity increased to 5.1 years from 4.9 years, and the average effective duration increased to 4.4 years from 4.2 years. Consistent with the Fund’s positioning since inception, we maintain a significantly lower average effective duration profile than the benchmark duration of 6.0 years for the Bloomberg Barclays U.S. Agg.
Overall, we continue to believe that a shorter duration profile is prudent, particularly from a credit risk management perspective. As of September 30, the duration of our credit-sensitive ABS and CMBS investments (representing 27% of Net Assets) was 1.2 years, while our corporate credit portfolio (representing 26% of Net Assets) had a duration of 2.9 years. We remain willing to increase our duration if interest rates and/or credit spreads increase to provide sufficient risk-adjusted returns.
Top Quarterly Contributors
Sector allocation and security selection were the key drivers of performance. Overall, the Fund benefited from its overweight position in ABS and high yield, as both benefited from a shorter duration profile and tightening credit spreads. Primary contributors included:
•
Asset-Backed Securities (ABS): Our automobile, consumer and equipment ABS continued to perform at or above expectations with respect to credit performance and average life progression[2] while providing steady income and price appreciation.

•
Corporate Bonds: Our diversified portfolio of investment-grade and high-yield corporate bonds across energy, financials, industrials and telecommunications benefited from solid coupon income and (unrealized) price appreciation as credit spreads contracted during the quarter.

•
Mortgage-Backed Securities: Non-Agency Residential Mortgage- Backed (RMBS) and Commercial Mortgage-Backed (CMBS) securities generated positive contributions to Fund results as solid coupon income more than offset modest (unrealized) price depreciation.

Top Quarterly Detractors
•
U.S. Treasury Bonds: Our portfolio of U.S. Treasury bonds, particularly longer maturity, were the largest detractor to performance during the third quarter. The size and duration of our Treasury portfolio ebbs and flows based on our view of market conditions. More target-rich investment conditions likely warrant a much smaller Treasury portfolio than we have today. At the same time, as interest rates continue to increase, the coupon income generation of Treasury bonds is becoming more attractive, as is the potential for price appreciation should market conditions suddenly change course and interest rates decline. Overall, we like the mix of coupon income, diversification, liquidity and optionality that Treasury bonds bring to the portfolio.

Investment Activity
Investment activity was weighted toward Treasuries (primarily 6- to 10-year maturities), followed by asset-backed securities and corporate credit. In ABS, we added to our auto and consumer ABS positions. All investment activity was targeted toward repeat issuers with whom we have existing lending relationships. Most of our new ABS investments are backed by seasoned collateral pools that we think have exhibited stable or better-than-expected credit performance. The investments have weighted average lives of 1-2 years, and we expect to earn 3-5% over our investment horizon.
As we lap the tenth anniversary of the cathartic phase of the Great Recession, some of the memories of those grim days in the financial markets appear to have faded a bit. The world’s central banks have flooded their economies with liquidity and made credit available at artificially low interest rates. Over time, this has resulted in a gradual lowering of risk aversion as evidenced by current cycle-low credit spreads, particularly in high yield. Weaker security structures via covenant-light loans (i.e., lesser ongoing obligations on the part of the borrower) are also becoming more prevalent. We avoid making bold or specific predictions about the direction and pace interest rates or credit spreads might move in the future. But we do identify with the wise words of Oaktree Capital’s founder and co-chairman Howard Marks when he says it’s important to “take the temperature of the market.” In that regard, we may not be at the extreme risk-taking levels that helped precipitate the Great Recession–but we are far from the “fat pitch” investments that were abundant in 2009. In Mr. Mark’s words once again, we believe now is a time to “move forward, but with caution.”
Caution has arguably always been our calling card in managing the Fund. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. Today we are exercising that caution by lowering duration in our credit-sensitive investments, particularly corporate bonds, and enhancing/ improving overall credit quality.
We will patiently seek out areas of opportunity and invest one security at a time, relying on a fundamental research-based investment approach. Markets invariably do change, and given the Fund’s abundant liquidity in the form of U.S. Treasuries, we stand ready to take advantage of any potential market weakness.
We thank you for your continued support, and we will work diligently to maintain your trust.
© 2018 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
2Definitions: Investment Grade: We consider investment grade to be those securities rated at least BBB- by one or more credit ratings agencies. Option Adjusted Spread: A “spread” compares the interest rate on a particular bond against a “base line” bond (typically a U.S. Treasury bond). When a bond issuer (or bondholder) has the option to exercise a right (for example, if the issuer can call a bond before its stated maturity date), then the “Option Adjusted Spread” takes into account the possibility that this option might be exercised—so a bond’s Option Adjusted Spread may be more (or less) than its regular spread. Average Life Progression: A measure of repayment speed for a collateral pool (for example, a collection of mortgages may serve as the collateral pool for an issuance of mortgage-backed securities).

21  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

CORE PLUS INCOME FUND (CONTINUED)

Returns	Annualized
	Since Inception (7/31/2014)	3-year	1-year	YTD	Quarter
WCPNX - Investor Class	2.59%	2.68%	0.07%	(0.09)%	0.12%
WCPBX - Institutional Class	2.79	2.88	0.27	0.05	0.07
Bloomberg Barclays U.S. Aggregate Bond	1.75	1.31	(1.22)	(1.60)	0.02

Five Largest Corporate Bond Issuers

Issuer	% of Securities
Equity Commonwealth	2.6
Markel Corp.	2.1
Andeavor Logistics LP	1.9
Redwood Trust, Inc.	1.8
RELX plc	1.4

Financial Attributes

Portfolio Summary
Average Maturity(d)	5.2 years
Average Effective Maturity(d)	5.1 years
Average Duration(d)	4.4 years
Average Effective Duration(d)	4.4 years
Average Coupon(d)	3.4%
30-Day SEC Yield - Investor Class	2.98%
30-Day SEC Yield - Institutional Class	3.18%

Maturity Distribution(d)

Maturity Type	% of Portfolio
Cash Equivalents	2.4
Less than 1 Year	15.0
1 - 3 Years	27.7
3 - 5 Years	8.4
5 - 7 Years	15.7
7 - 10 Years	26.8
10 Years or more	3.5
Common Stocks	0.5
100.0

Credit Quality(a)(d)

Underlying Securities	% of Portfolio
U.S. Treasury	39.8
U.S. Government Agency Mortgage	0.1
Related Securities(b)
Aaa/AAA	7.8
Aa/AA	10.1
A/A	8.3
Baa/BBB	19.0
Ba/BB	5.5
B/B	3.2
Caa/CCC	1.4
Non-Rated	1.9
Common Stocks	0.5
Cash Equivalents	2.4
100.0

(a) The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa and AAA by Moody’s and Fitch, respectively.
(c) Percent of net assets
(d) Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.65% (gross) and 1.09% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
SHORT DURATION INCOME FUND
Investment Style: Short-Term Bond
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
The Short Duration Income Fund’s Institutional Class returned +0.36% in the third calendar quarter compared to a +0.34% return for the Bloomberg Barclays 1-3 Year U.S. Aggregate Index (Bloomberg Barclays U.S. Agg 1-3), the Fund’s primary benchmark. For the calendar year to date, the Fund’s Institutional Class returned +0.54% compared to a +0.42% return for the benchmark.
Overview
The U.S. economy is thriving so far in 2018, as improvements in various economic data points have been recorded with each passing month. The unemployment rate and its close cousin, the monthly average of jobless claims, measured at the lowest levels since 1969, during the quarter. Wage growth as reported by the Labor Department hit the highest level since 2009, as inflation pressures, while still reasonably tame, continue to percolate in the U.S. economy. Consumer confidence registered its highest reading since 2000. And small-business sentiment as measured by a survey by the National Federation of Independent Business came in during the quarter at the highest reading since the survey began in 1974.
Other major economies are not faring nearly as well. Europe’s growth rate is waning, while emerging markets–last year’s standout performer–are struggling in the face of high debt, currency weakness, costly oil and trade worries.
Worries about global trade relationships are steady headline fodder, but more than six months after the first proposed tariffs on certain metals imports, markets are still discounting the likelihood that current tensions–particularly between the White House and China–will devolve into a full-blown trade war. The longer this goes on, the greater the risk that either side or both overplay their hand, and that markets and the global economy will have to deal with the unhappy consequences.
U.S. Treasury bond yields took their cue from the strong domestic economic data and continued to march higher (prices lower) in the quarter. Shorter-term interest rates rose slightly more than longer-term rates, as market participants anticipate additional tightening measures by the Federal Reserve later this year and into 2019. The Federal Reserve raised short-term interest rates in late September, which was the third rate increase in 2018 and the eighth since the current tightening cycle began in late 2015. The Fed has said it will keep raising rates until it sees evidence that higher interest rates are hurting the U.S. economy. Short-term rates generally more closely follow the Fed’s expected and actual monetary policy action.
As a result, the difference between short- and longer-term bond yields continued to narrow in the quarter as the yield curve continued to “flatten.” A flattening invariably occurs when the Fed embarks on a monetary-tightening campaign. An example of the yield curve flattening can be seen in the difference between 2-year and 10-year Treasury bond yields. Over the past 10 years, the difference between 2-year and 10-year Treasury bond yields has averaged more than 150 basis points. This is understandable considering investors typically want to be compensated for lending money over longer periods of time. This is called the “term premium” in industry parlance.
In the third quarter, the difference between 2-year and 10-year Treasury bond yields hit its lowest point over the past 10 years, at less than 30 basis points. The yield curve has yet to “invert,” where short-term yields exceed longer-term yields but is an important market occurrence to monitor since an inversion of the yield curve has often been a reliable signal for heightened recession risk.
The economic data continues to give “all clear” or “smooth sailing” signals–and the Fed seems intent on continuing to raise short-term rates. The risk is that the economic evidence reveals itself too late, and the Fed ends up overshooting on rates. Overall, the yield curve is something we will be monitoring in the months and quarters ahead.
The chart below provides an overview of select U.S. Treasury bond yields for the quarter and the past twelve months.
U.S. Treasury Yields (%)

Source: Bloomberg
Corporate bonds and other credit-sensitive securities outperformed Treasury bonds in the quarter as credit spreads narrowed/declined, particularly for non-investment-grade or high-yield bonds. A broad measure of investment-grade1 corporate bond spreads, compiled by Merrill Lynch, declined to 113 basis points as of September 30, down 27 basis points in the quarter.
The chart below, courtesy of Morgan Stanley, portrays total returns and excess returns as compared to U.S. Treasuries across quality segments of the corporate bond marketplace, from very high quality (AAA) to the lowest-quality segment (CCC). The CCC segment leads the pack once again.

IG = Investment Grade HY = High Yield
Both investment-grade (IG) and high-yield (HY) option-adjusted spreads1 (OAS) remain near the lowest, or tightest, levels since before the 2008-09 recession and not much further from all-time lows/“tights.”
This has translated into an environment where investors are being paid less, as measured by the incremental spread over safer alternatives like U.S. Treasuries, to assume credit risk. The seeming tranquility, if not complacency, of today’s credit and overall bond market will inevitably be followed by more turbulence. Timing is unknown, of course, but history is a good guide in that regard. We intend to remain vigilant/disciplined and invest only in those areas of the marketplace that present the most favorable risk/reward opportunities, and we look forward to taking advantage of the inevitable dislocations that will occur sometime in the future.

23  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

SHORT DURATION INCOME FUND (CONTINUED)

Portfolio Positioning
The table below shows the change in allocation to various sectors from the most recent quarter and compared to a year ago. This summary provides a view over time of how we have allocated capital.
Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

Sector (% Net Assets)	9/30/2018	6/30/2018	9/30/2017
Corporate Bonds	36.6	37.1	41.4
Corporate Convertible Bonds	3.5	3.3	5.2
Asset-Backed Securities (ABS)	13.0	11.0	7.2
Commercial Mortgage-Backed Securities (CMBS)	1.3	1.4	0.5
Agency Mortgage-Backed (MBS)	11.9	12.0	12.8
Non-Agency Mortgage-Backed (RMBS)	4.9	4.9	4.6
Taxable Municipal Bonds	0.2	0.3	0.4
U.S. Treasury	27.5	26.5	26.4
Common Stocks	0.4	0.4	0.7
Cash & Equivalents	0.7	3.1	0.8
Total	100.0	100.0	100.0
High Yield*	7.9	8.1	10.0

*High Yield exposure (as of 9/30/2018) consists of investments in the Corporate, Corporate Convertible, ABS and RMBS sectors.
The most noteworthy changes in allocation over the past quarter, and 12 months, occurred in the corporate bond and asset-backed (ABS) segments. The Fund’s corporate segment declined modestly in the quarter but decreased approximately 500 basis points in the past year. Lower corporate bond credit spreads, particularly in shorter-term securities, have resulted in a less favorable risk/reward setting. As corporate bonds have matured, proceeds have been increasingly allocated to the ABS segment, where portfolio allocation increases in the past quarter, and 12 months, have nearly mirrored the decline in the corporate segment. We continue to enhance our circle of competence in ABS via hands-on research (i.e., “boots on the ground” meetings with ABS sponsors/managements) and thorough bottom-up analysis of the structures of each security (e.g., collateral pool characteristics, seniority of payment, credit enhancement levels and more). Presently, we believe select ABS investments provide increased cash flow returns with shorter duration than comparable corporate bonds (See Investment Activity below for a specific discussion on our ABS investments).
As of September 30, our high-yield exposure was approximately 7.9%, down modestly from June 30 (our maximum threshold is 15%). Our high-yield exposure continues to be primarily concentrated in higher-quality, shorter-term bonds that we believe have attractive risk/reward profiles (e.g., companies with strong asset and liquidity positions).
Overall portfolio metrics as measured by average maturity and average effective duration were unchanged in the quarter at 2.1 and 1.9 years, respectively. These measures provide a guide to the Fund’s interest rate sensitivity. A lower average effective maturity and shorter average effective duration reduce the Fund’s price sensitivity to changes in interest rates (either up or down).
Top Quarterly Contributors
•
Asset-Backed Securities (ABS): The segment was the largest contributor to results in the quarter. Investments within ABS continued to perform at or above expectations with respect to credit performance and average life progression[1], while providing steady/ strong coupon income and minimal price volatility.

•
Corporate Bonds: Coupon income and declining credit spreads offset modest (unrealized) price depreciation from rising base/ Treasury interest rates. Primary contributors included the real estate investment trust (REIT), banks, insurance, and oil and gas segments.

•
Mortgage-Backed Securities: Agency Mortgage-Backed (MBS), Non-Agency Residential Mortgage-Backed (RMBS) and Commercial Mortgage-Backed (CMBS) securities generated positive contributions to Fund results as solid coupon income more than offset modest (unrealized) price depreciation.

•	U.S. Treasury Bonds: Despite the increase in U.S. Treasury rates in September (modest throughout the quarter), the Fund’s laddered U.S. Treasury portfolio contributed positively to results.
Top Quarterly Detractors
•
No segment or security detracted from Fund results in the quarter. Coupon or dividend income more than offset any (unrealized) price depreciation, and position sizing mitigated any single security price decline from impacting overall Fund results.

Investment Activity
Portfolio investment allocation was weighted toward the ABS segment in the quarter. We increased our investment in Marlette Funding by participating in the company’s third securitization in 2018. Since its founding in 2013, Marlette has become a top 5 lender in online lending. The company has facilitated more than $5 billion in loans via their “Best Egg” platform to more than 350,000 people, who use the loans to finance large purchases or to consolidate and pay off debt. The company’s leadership has incorporated decades of banking experience with deep customer knowledge and state-of-the-art technology to deliver products and services to consumers. We have met or spoken with management on numerous occasions and have come away exceedingly comfortable with the company’s underwriting discipline. Our short average life (less than one year) investment during the quarter should generate coupon returns of more than three percent. It represents the senior-most layer of the company’s securitization, where we believe credit support meaningfully exceeds expected losses for the pool of loans.
As we lap the tenth anniversary of the cathartic phase of the Great Recession, some of the memories of those grim days in the financial markets appear to have faded a bit. The world’s central banks have flooded their economies with liquidity and made credit available at artificially low interest rates. Over time, this has resulted in a gradual lowering of risk aversion as evidenced by current cycle-low credit spreads, particularly in high yield. Weaker security structures via covenant-light loans (i.e., lesser ongoing obligations on the part of the borrower) are also becoming more prevalent. We avoid making bold or specific predictions about the direction and pace interest rates or credit spreads might move in the future. But we do identify with the wise words of Oaktree Capital’s founder and co-chairman Howard Marks when he says it’s important to “take the temperature of the market.” In that regard, we may not be at the extreme risk-taking levels that helped precipitate the Great Recession–but we are far from the “fat pitch” investments that were abundant in 2009. In Mr. Mark’s words once again, we believe now is a time to “move forward, but with caution.”
Caution has arguably always been our calling card in managing the Fund. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. Today we are exercising that caution by lowering duration in our credit-sensitive investments, particularly corporate bonds, and enhancing/ improving overall credit quality.
We will patiently seek out areas of opportunity and invest one security at a time, relying on a fundamental research-based investment approach. Markets invariably do change, and given the Fund’s abundant liquidity in the form of U.S. Treasuries, we stand ready to take advantage of any potential market weakness.
We thank you for your continued support, and we will work diligently to maintain your trust.
1Definitions: Investment Grade: We consider investment grade to be those securities rated at least BBB- by one or more credit ratings agencies. Option Adjusted Spread: A “spread” compares the interest rate on a particular bond against a “base line” bond (typically a U.S. Treasury bond). When a bond issuer (or bondholder) has the option to exercise a right (for example, if the issuer can call a bond before its stated maturity date), then the “Option Adjusted Spread” takes into account the possibility that this option might be exercised—so a bond’s Option Adjusted Spread may be more (or less) than its regular spread. Average Life Progression: A measure of repayment speed for a collateral pool (for example, a collection of mortgages may serve as the collateral pool for an issuance of mortgage-backed securities).

24  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (12/23/1988)		20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WSHNX - Investor Class	4.99%		3.70%	2.97%	1.25%	1.37%	0.24%	0.39%	0.31%
WEFIX - Institutional Class	5.04		3.78	3.13	1.47	1.58	0.43	0.54	0.36
Bloomberg Barclays 1-3 Year U.S. Aggregate	—		3.17	1.76	0.86	0.74	0.22	0.42	0.34
CPI + 1%	3.54	*	3.22	2.46	2.53	3.01	3.30	3.17	0.43

* Since 12/31/1988

Five Largest Corporate Bond Issuers

Issuer	% of Securities
Wells Fargo	4.2
Redwood Trust, Inc.	3.5
Markel Corp.	2.7
Boston Properties LP	2.2
U.S. Bank	2.1

Financial Attributes

Portfolio Summary
Average Maturity(d)	2.1 years
Average Effective Maturity(d)	2.1 years
Average Duration(d)	1.9 years
Average Effective Duration(d)	1.9 years
Average Coupon(d)	3.2%
30-Day SEC Yield - Investor Class	2.51%
30-Day SEC Yield - Institutional Class	2.71%

Maturity Distribution(d)

Maturity Type	% of Portfolio
Cash Equivalents	0.2
Less than 1 Year	33.4
1 - 3 Years	44.4
3 - 5 Years	15.3
5 - 7 Years	5.9
7 - 10 Years	0.4
Common Stocks	0.4
100.0

Credit Quality(a)(d)

Underlying Securities	% of Portfolio
U.S. Treasury	27.6
U.S. Government Agency Mortgage	11.9
Related Securities(b)
Aaa/AAA	9.4
Aa/AA	5.0
A/A	15.9
Baa/BBB	21.5
Ba/BB	3.1
B/B	1.3
Caa/CCC	0.1
Non-Rated	3.6
Common Stocks	0.4
Cash Equivalents	0.2
100.0

(a) The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa and AAA by Moody’s and Fitch, respectively.
(c) Percent of net assets
(d) Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 0.91% (gross) and 0.62% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

25  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

ULTRA SHORT GOVERNMENT FUND
Investment Style: Ultra-Short-Term Bond
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
The Ultra Short Government Fund returned +0.48% in the third calendar quarter compared to a +0.50% return for the ICE BofAML US 6-Month Treasury Bill Index (6-Month Treasury), our Fund’s primary benchmark. For the calendar year to date, the Fund returned +1.21%, compared to +1.30% for the Fund’s primary benchmark.
Overview
U.S. Treasury bond yields took their cue from strong domestic economic data and continued to march higher (prices lower) in the quarter. Shorter-term interest rates rose slightly more than longer-term rates, as market participants anticipate additional tightening measures by the Federal Reserve later this year and into 2019. The Federal Reserve raised short-term interest rates in late September, which was the third rate increase in 2018 and the eighth since the current tightening cycle began in late 2015. The Fed has said it will keep raising short-term interest rates until it sees evidence that higher rates are hurting the U.S. economy.
The Ultra Short Government Fund’s third quarter results kept pace with the Fund’s primary benchmark as modest unrealized price declines in select Fund holdings offset strong income returns in the Fund’s overall portfolio. The Fund’s 30-day yield increased to 2.08% as of September 30 from 1.95% at June 30. Over the past year, the Fund’s 30-day yield has improved by more than 1 percent.
We’ve been quite satisfied with the Fund’s progress to date and believe the Fund’s principal investment strategies and objectives will continue to meet our long-term goals of providing current income, protecting principal and providing liquidity. Under normal conditions, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its government-related entities. The balance of Fund assets may be invested in U.S. investment-grade debt securities. We consider investment grade to be those securities rated at least BBB-by one or more recognized credit ratings firms. Additionally, the Fund will maintain an average effective duration of one year or less. Duration is a measure of how sensitive the Fund’s portfolio may be to changes in interest rates. All else equal, a lower duration portfolio of bonds is less sensitive to changes in interest rates than a portfolio of bonds with a higher duration. Over time, this shorter-term focus (duration of less than one year) is intended to generate higher total returns than cash or money market funds with less interest rate risk than short- or intermediate-term bonds.
The Federal Reserve’s monetary policy decisions (e.g., changes in short-term interest rates) will continue to be the primary agent that will affect all investments within our opportunity set. As a result, our yield and return will invariably follow the path dictated by the Federal Reserve’s monetary policy, as we frequently reinvest holdings that mature in a short period of time.
As of September 30, 81.2% of our portfolio was invested in U.S. Treasury notes, and 18.0% was invested in investment-grade corporate bonds and asset-backed securities, with the balance in a high-quality State Street money market fund. The average effective duration of our portfolio at September 30 was 0.3 years, unchanged from three months ago, as compared to the Fund’s primary index duration of 0.5 years. As mentioned above, we will continue to focus on high credit quality, preservation of capital and maintaining liquidity for our investors.
We thank you for your continued support, and we will work diligently to maintain your trust.

26  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

NEBRASKA TAX-FREE INCOME FUND
Investment Style: Municipal-State Bond
Portfolio Manager: Tom Carney, CFA
The Nebraska Tax-Free Income Fund returned -0.25% in the third calendar quarter compared to a -0.20% return for the Bloomberg Barclays 5-Year Municipal Bond Index, the Fund’s primary benchmark. For the calendar year to date, the Fund returned -0.70% compared to +0.10% for the Fund’s primary benchmark.
Overview
The U.S. economy is thriving so far in 2018, as improvements in various economic data points have been recorded with each passing month. The unemployment rate and its close cousin, the monthly average of jobless claims, measured at the lowest levels since 1969, during the quarter. Wage growth as reported by the Labor Department hit the highest level since 2009, as inflation pressures, while still reasonably tame, continue to percolate in the U.S. economy. Consumer confidence registered its highest reading since 2000. And small-business sentiment as measured by a survey by the National Federation of Independent Business came in during the quarter at the highest reading since the survey began in 1974.

Other major economies are not faring nearly as well. Europe’s growth rate is waning, while emerging markets–last year’s standout performer–are struggling in the face of high debt, currency weakness, costly oil and trade worries.

Worries about global trade relationships are steady headline fodder, but more than six months after the first proposed tariffs on certain metals imports, markets are still discounting the likelihood that current tensions–particularly between the White House and China–will devolve into a full-blown trade war. The longer this goes on, the greater the risk that either side or both overplay their hand, and that markets and the global economy will have to deal with the unhappy consequences.

U.S. Treasury bond yields took their cue from the strong domestic economic data and continued to march higher (prices lower) in the quarter. Shorter-term interest rates rose slightly more than longer-term rates, as market participants anticipate additional tightening measures by the Federal Reserve later this year and into 2019.

Municipal bonds underperformed their taxable government counterparts in the quarter as the yield relationship between tax-free municipal bonds and taxable alternatives increased modestly. High-quality 5-year municipal bonds, for example, ended the quarter with a yield representing approximately 75% of U.S. Treasuries, up from 73% at June 30.
The Federal Reserve raised short-term interest rates in late September, which was the third rate increase in 2018 and the eighth since the current tightening cycle began in late 2015. The Fed has said it will keep raising rates until it sees evidence that higher interest rates are hurting the U.S. economy. Short-term rates generally more closely follow the Fed’s expected and actual monetary policy action.
As a result, the difference between short- and longer-term bond yields continued to narrow in the quarter as the yield curve continued to “flatten.” A flattening invariably occurs when the Fed embarks on a monetary-tightening campaign. An example of the yield curve flattening can be seen in the difference between 2-year and 10-year Treasury bond yields. Over the past 10 years, the difference between 2-year and 10-year Treasury bond yields has averaged more than 150 basis points. This is understandable considering investors typically want to be compensated for lending money over longer periods of time. This is called the “term premium” in industry parlance.
In the third quarter, the difference between 2-year and 10-year Treasury bond yields hit its lowest point over the past 10 years, at less than 30 basis points. The yield curve has yet to “invert,” where short-term yields exceed longer-term yields but is an important market occurrence to monitor since an inversion of the yield curve has often been a reliable signal for heightened recession risk.

The economic data continues to give “all clear” or “smooth sailing” signals–and the Fed seems intent on continuing to raise short- term rates. The risk is that the economic evidence reveals itself too late, and the Fed ends up overshooting on rates. Overall, the yield curve is something we will be monitoring in the months and quarters ahead.

The chart below provides an overview of select U.S. Treasury bond yields for the quarter and the past twelve months.

27  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

NEBRASKA TAX-FREE INCOME FUND (CONTINUED)
The following chart, courtesy of global market research firm CreditSights, illustrates the municipal bond market yield curve over select intervals from the past twelve months. Since U.S. Treasury bonds act as a form of gravitational pull to all other fixed income sectors, it’s no surprise that the municipal market has also experienced an overall rising but flattening yield curve, where rate increases have most affected bonds with shorter maturities.
Source: CreditSights, MBIS.

Fund Review
The Fund’s results closely followed the benchmark’s results in the quarter but lagged on a year-to-date basis principally due to the nearly one-quarter of Fund investments in 7-year and longer municipal bonds (not present in the benchmark index). The Fund’s greater concentration in bonds maturing in under five years (approximately two-thirds) has become less impacted from short-term rate increases as the Fed has moved further away from its zero interest-rate policy. As a reminder, our investment objective is not to mimic any index but to invest in a portfolio of bonds of varying maturities that we believe represent attractive risk- and tax-adjusted opportunities. Our primary benchmark, on the other hand, is a static index of 4- to 6-year bonds.
Top Quarterly Contributors
•	General-purpose bonds issued by the city of Omaha.
•	Higher education bonds issued by Angelina County Texas Junior Community College District and Cook, Kane, Lake & McHenry Counties, Illinois Community College District.
•	Hospital bonds issued by Douglas County Nebraska Hospital Authority revenue bonds issued for Methodist Hospital and Madonna Rehabilitation Hospital.

Top Quarterly Detractors
•	Primary and secondary education general-obligation bonds issued by Papillion-La Vista School District.
•	The electricity and public power revenue bonds issued by Dawson Nebraska Public District and Nebraska Public Power District.
Investment activity was light in the quarter, as we identified few qualifying investments. Key portfolio metrics for the Fund, average effective duration and average effective maturity, were unchanged in the quarter at 3.8 and 4.2 years, respectively. This compares to the Fund’s benchmark that had an average effective duration 4.0 years and average effective maturity of 4.9 year at quarter end.
Overall credit quality of the Fund remains high, with approximately 89% rated A or better by nationally recognized statistical rating organizations, credit rating agencies recognized by the U.S. Securities and Exchange Commission.
As we have discussed in prior quarters, overall interest rates remain low by historical standards. However, we have been encouraged by the Fed’s progress to “normalize” interest rates, through the third quarter of 2018, by gradually moving away from the zero interest-rate policy that lasted for so many years. Bond investors’ returns over time principally adhere to the coupon, or income returns. And with short-term rates finally some distance above zero, the prospects for income returns from shorter-term investments is becoming a reality. This development has and will expand the opportunity set for the Fund to invest capital on your and our behalf. One of those developments within the Fund has been the increase in duration to 3.8 years at the end of the third quarter, a more neutral level, from a lifetime portfolio low (low- to mid- 2-year range) that persisted for several years (2014 to 2016) during the zero interest-rate environment.
Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk- and tax-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. Our investments may be wide-ranging, but our analysis is the same. We strive to own only those investments we believe compensate us for the incremental credit risk we assume. Please see the following pages (or visit our website) for additional details regarding the breakdown of our investment holdings by state, sector and rating. While the vast majority of our Fund investments are Nebraska based, we select investments from a universe of over 55,000 issuers in the nearly $3 trillion municipal bond market.
We look forward to reporting to you on our progress in the quarters ahead and thank you for your patience and continued support.
The Fund seeks income that is exempt from federal and Nebraska personal income taxes, but income from the Fund may be subject to federal alternative minimum tax and capital gains taxes.

28  |  Q3 2018 SEMI-ANNUAL REPORT

Returns
	Annualized
	Since Inception (10/01/1985)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WNTFX	4.47%	2.98%	2.31%	0.86%	0.12%	(0.88)%	(0.70)%	(0.25)%
5-Year Municipal Bond	—	3.81	3.37	1.85	1.16	(0.60)	0.10	(0.20)

Five Largest Issuers

Issuer	% of Securities
Nebraska Public Power District	6.9
Omaha Public Power District	5.9
Lincoln Electric System	5.8
Omaha Public Facilities Corp.	5.8
Nebraska Certificates of Participation	5.4

Financial Attributes

Portfolio Summary
Average Maturity(c)	5.4 years
Average Effective Maturity(c)	4.2 years
Average Duration(c)	3.7 years
Average Effective Duration(c)	3.8 years
Average Coupon(c)	3.9%
30-Day SEC Yield	1.48%
Municipals exempt from federal	91.2%
and Nebraska income taxes
Municipals subject to alternative	6.4%
minimum tax

Maturity Distribution(c)

Maturity Type	% of Portfolio
Cash Equivalents	(0.6)
Less than 1 Year	20.9
1 - 3 Years	20.9
3 - 5 Years	22.6
5 - 7 Years	8.0
7 - 10 Years	26.6
10 Years or more	1.6
100.0

Credit Quality(a)(c)

Underlying Securities	% of Portfolio
Aaa/AAA	2.3
Aa/AA	61.1
A/A	25.8
Baa/BBB	3.6
Non-Rated	7.8
Cash Equivalents	(0.6)
100.0

State Breakdown
% of Net Assets
Nebraska	91.2
Texas	3.2
Florida	2.9
District of Columbia	1.1
California	0.4
Washington	0.4
Colorado	0.2
Illinois	0.2
Cash Equivalents/Other	0.4
100.0

Sector Breakdown
% of Net Assets
Power	24.0
Higher Education	11.2
Certificates of Participation	7.5
Airport/Transportation	7.2
Hospital	6.8
Lease	6.2
Water/Sewer	3.8
Housing	2.0
General	1.2
Total Revenue	69.9
School District	9.5
City/Subdivision	6.8
County	2.8
Natural Resource District	1.1
Total General Obligation	20.2
Escrow/Pre-Refunded	9.5
Cash Equivalents/Other	0.4
100.0

(a) The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Percent of net assets.
(c) Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 0.85% of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

29  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

VALUE FUND
Schedule of Investments

September 30, 2018

Common Stocks – 90.5%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	15.9
Liberty Broadband Corp. - Series C*		650,000	54,795,000
Liberty Global plc - Class C* (c)		950,000	26,752,000
Comcast Corp. - Class A		620,000	21,954,200
Liberty SiriusXM Group - Series C*		360,000	15,642,000
Charter Communications, Inc. - Class A*		32,000	10,428,160

Interactive Media & Services	8.6
Alphabet, Inc. - Class C*		38,000	45,351,860
Facebook, Inc. - Class A*		150,000	24,669,000

Movies & Entertainment	1.8
Twenty-First Century Fox, Inc. - Class A		325,000	15,057,250
	26.3		214,649,470
Information Technology

IT Services	11.1
Visa Inc. - Class A		210,000	31,518,900
Mastercard Inc. - Class A		140,000	31,165,400
Accenture plc - Class A(c)		95,000	16,169,000
DXC Technology Co.		130,000	12,157,600

Software	4.5
Oracle Corp.		715,000	36,865,400
	15.6		127,876,300
Financials

Diversified Financial Services	7.9
Berkshire Hathaway Inc. - Class B*		300,000	64,233,000

Insurance Brokers	3.1
Aon plc - Class A(c)		165,000	25,373,700

Investment Banking & Brokerage	2.0
The Charles Schwab Corp.		330,000	16,219,500

Diversified Banks	1.9
Wells Fargo & Co.		295,000	15,505,200
	14.9		121,331,400
Health Care

Pharmaceuticals	4.9
Allergan plc(c)		210,000	40,000,800

Health Care Services	4.6
Laboratory Corp. of America Holdings*		215,000	37,341,200

Life Sciences Tools & Services	3.1
Thermo Fisher Scientific Inc.		104,000	25,384,320

Health Care Equipment	1.3
Danaher Corp.		100,000	10,866,000
	13.9		113,592,320
Consumer Discretionary

Multiline Retail	3.2
Dollar Tree, Inc.*		325,000	26,503,750

Internet & Direct Marketing Retail	3.1
Amazon.com, Inc.*		8,000	16,024,000
Booking Holdings Inc.*		4,700	9,324,800

		$ Principal
	% of Net	Amount or
	Assets	Shares	$ Value

Automotive Retail	2.3
CarMax, Inc.*		255,000	19,040,850

Consumer Durables & Apparel	2.0
Mohawk Industries, Inc.*		90,000	15,781,500
	10.6		86,674,900

Materials

Industrial Gases	3.0
Praxair, Inc.		155,000	24,913,150

Construction Materials	1.6
Vulcan Materials Co.		115,000	12,788,000
	4.6		37,701,150

Consumer Staples

Beverages	2.0
Diageo plc - Sponsored ADR(c)		115,000	16,292,050

Industrials

Aerospace & Defense	1.4
TransDigm Group, Inc.*		30,000	11,169,000

Energy

Oil & Gas Exploration & Production	1.2
Pioneer Natural Resources Co.		58,000	10,103,020
Total Common Stocks (Cost $437,642,919)			739,389,610

Cash Equivalents – 9.9%

U.S. Treasury Bills, 1.97% to 2.05%,
10/04/18 to 11/15/18(a)		72,300,000	72,223,220

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.97%(b)		8,525,103	8,525,103
Total Cash Equivalents (Cost $80,751,146)			80,748,323
Total Investments in Securities (Cost $518,394,065)			820,137,933
Other Liabilities in Excess of Other Assets - (0.4%)			(2,831,683)
Net Assets - 100%			817,306,250
Net Asset Value Per Share - Investor Class			44.34
Net Asset Value Per Share - Institutional Class			44.79

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2018.
(c)	Foreign domiciled entity

The accompanying notes form an integral part of these financial statements.

30  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
PARTNERS VALUE FUND
Schedule of Investments
September 30, 2018

Common Stocks – 87.8%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	20.5
Liberty Broadband Corp.*
Series A		155,000	13,071,150
Series C		350,000	29,505,000
Liberty Global plc - Class C* (c)		1,375,000	38,720,000
Liberty SiriusXM Group*
Series A		120,000	5,212,800
Series C		450,000	19,552,500
Liberty Latin America Ltd. - Class C* (c)		725,000	14,956,750
Comcast Corp. - Class A		360,000	12,747,600

Interactive Media & Services	7.8
Alphabet, Inc. - Class C*		26,000	31,030,220
Facebook, Inc. - Class A*		120,000	19,735,200

Broadcasting	2.0
Discovery, Inc. - Class C*		450,000	13,311,000
	30.3		197,842,220
Information Technology

IT Services	11.9
Visa Inc. - Class A		200,000	30,018,000
Mastercard Inc. - Class A		130,000	28,939,300
DXC Technology Co.		200,000	18,704,000

Semiconductors &
Semiconductor Equipment	5.2
Texas Instruments, Inc.		190,000	20,385,100
Marvell Technology Group Ltd.(c)		720,000	13,896,000

Software	3.5
Oracle Corp.		445,000	22,944,200
	20.6		134,886,600
Financials

Diversified Financial Services	5.9
Berkshire Hathaway Inc. - Class B*		180,000	38,539,800

Mortgage REITs	3.3
Redwood Trust, Inc.		1,325,000	21,518,000

Insurance Brokers	3.1
Aon plc - Class A(c)		132,500	20,375,850

Investment Banking & Brokerage	2.3
The Charles Schwab Corp.		300,000	14,745,000

Diversified Banks	1.8
Wells Fargo & Co.		225,000	11,826,000
	16.4		107,004,650
Health Care

Health Care Services	4.7
Laboratory Corp. of America Holdings*		175,000	30,394,000

Pharmaceuticals	3.8
Allergan plc(c)		130,000	24,762,400
	8.5		55,156,400
Consumer Discretionary

Internet & Direct Marketing Retail	2.7
Qurate Retail, Inc. - Series A*		800,000	17,768,000

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value

Automotive Retail	2.1
CarMax, Inc.*		180,000	13,440,600
	4.8		31,208,600
Materials

Specialty Chemicals	2.0
Axalta Coating Systems Ltd.* (c)		450,000	13,122,000

Construction Materials	1.9
Summit Materials, Inc. - Class A*		700,000	12,726,000
	3.9		25,848,000
Industrials

Machinery	3.3
Colfax Corp.*		600,000	21,636,000
Total Common Stocks (Cost $347,589,395)			573,582,470

Cash Equivalents – 12.6%

U.S. Treasury Bills, 1.97% to 2.25%,
10/04/18 to 1/24/19(a)		75,000,000	74,782,216

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.97%(b)		7,835,579	7,835,579
Total Cash Equivalents (Cost $82,620,180)			82,617,795
Total Investments in Securities (Cost $430,209,575)			656,200,265
Other Liabilities in Excess of Other Assets - (0.4%)			(2,600,553)
Net Assets - 100%			653,599,712
Net Asset Value Per Share - Investor Class			32.32
Net Asset Value Per Share - Institutional Class			32.65

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2018.
(c)	Foreign domiciled entity

The accompanying notes form an integral part of these financial statements.

31  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

PARTNERS III OPPORTUNITY FUND
Schedule of Investments
September 30, 2018

Common Stocks – 95.9%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	24.1
Liberty Broadband Corp.* (c)
Series A		135,000	11,384,550
Series C		650,000	54,795,000
Liberty Global plc - Class C* (c) (d)		1,650,000	46,464,000
Liberty SiriusXM Group* (c)
Series A		200,000	8,688,000
Series C		400,000	17,380,000
GCI Liberty, Inc. - Class A* (c)		200,000	10,200,000
Liberty Latin America Ltd. - Class C* (c) (d)		400,000	8,252,000

Interactive Media & Services	7.4
Alphabet, Inc. - Class C* (c)		27,000	32,223,690
Facebook, Inc. - Class A* (c)		100,000	16,446,000

Movies & Entertainment	1.8
Liberty Formula One Group* (c)
Series A		50,000	1,779,000
Series C		150,000	5,578,500
Liberty Braves Group* (c)
Series A		20,000	545,600
Series C		140,000	3,815,000

Broadcasting	0.9
Discovery, Inc. - Class C* (c)		200,000	5,916,000
	34.2		223,467,340
Information Technology

IT Services	14.2
Mastercard Inc. - Class A(c)		165,000	36,730,650
Visa Inc. - Class A		200,000	30,018,000
DXC Technology Co.		200,000	18,704,000
Perspecta Inc.		300,000	7,716,000

Semiconductors &
Semiconductor Equipment	4.6
Texas Instruments, Inc.(c)		170,000	18,239,300
Marvell Technology Group Ltd.(d)		600,000	11,580,000

Application Software	3.7
Intelligent Systems Corp.* # †		2,270,000	23,993,900
	22.5		146,981,850
Financials

Diversified Financial Services	13.1
Berkshire Hathaway Inc. - Class B* (c)		400,000	85,644,000

Mortgage REITs	2.7
Redwood Trust, Inc.(c)		1,100,000	17,864,000

Investment Banking & Brokerage	1.1
The Charles Schwab Corp.		150,000	7,372,500

Property & Casualty Insurance	1.1
Markel Corp.* (c)		6,000	7,130,940
	18.0		118,011,440
Health Care

Pharmaceuticals	4.1
Allergan plc (c) (d)		140,000	26,667,200

Health Care Services	3.4
Laboratory Corp. of America Holdings* (c)		130,000	22,578,400
	7.5		49,245,600
Consumer Discretionary

Internet & Direct Marketing Retail	2.6
Qurate Retail, Inc. - Series A* (c)		550,000	12,215,500
Liberty Expedia Holdings, Inc. - Series A* (c)		100,000	4,704,000

Automotive Retail	2.3
CarMax, Inc.*		200,000	14,934,000

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value

Consumer Durables & Apparel	1.3
Tupperware Brands Corp.		250,000	8,362,500
	6.2		40,216,000
Industrials

Machinery	3.9
Colfax Corp.* (c)		700,000	25,242,000

Aerospace & Defense	2.2
Wesco Aircraft Holdings, Inc.* (c)	1,300,000		14,625,000
	6.1		39,867,000
Materials

Construction Materials	1.4
Summit Materials, Inc. - Class A* (c)		500,000	9,090,000
Total Common Stocks (Cost $340,551,540)			626,879,230

Cash Equivalents – 3.4%

U.S. Treasury Bills, 1.97 to 2.00%,
10/04/18 to 10/11/18(a)	14,000,000		13,993,654

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.97%(b)	8,131,727		8,131,727
Total Cash Equivalents (Cost $22,125,604)			22,125,381
Total Investments in Securities (Cost $362,677,144)			649,004,611

Due From Broker(c) - 30.8%			201,100,310
Securities Sold Short - (29.8%)			(194,474,000)
Options Written - (0.1%)			(723,500)
Other Liabilities in Excess of Other Assets - (0.2%)			(1,296,717)
Net Assets - 100%			653,610,704
Net Asset Value Per Share - Investor Class			14.08
Net Asset Value Per Share - Institutional Class			14.55

Securities Sold Short – (29.8%)

Invesco QQQ Trust, Series 1		280,000	(52,021,200)
SPDR S&P 500 ETF Trust		490,000	(142,452,800)
Total Securities Sold Short (proceeds $132,695,166)		(194,474,000)

Options Written* – (0.1%)
		Shares
		subject
	$ Notional	to option

Covered Call Options
Discovery, Inc. - Class C, Dec. 2018/ $27.50	2,750,000	100,000	(310,000)
Discovery, Inc. - Class C, Dec. 2018/ $30	3,000,000	100,000	(161,000)
Summit Materials, Inc - Class A, Nov. 2018 / $22.50	2,250,000	100,000	(20,000)

Put Options
Summit Materials, Inc - Class A, Nov. 2018 / $20	2,000,000	100,000	(232,500)
Total Options Written (premiums received $549,466)			(723,500)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2018.
(c)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(d)	Foreign domiciled entity

The accompanying notes form an integral part of these financial statements.

32  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

HICKORY FUND
Schedule of Investments
September 30, 2018

Common Stocks – 83.2%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	23.2
Liberty Broadband Corp.*
Series A		50,000	4,216,500
Series C		190,000	16,017,000
Liberty SiriusXM Group*
Series A		50,000	2,172,000
Series C		180,000	7,821,000
GCI Liberty, Inc. - Class A*		185,000	9,435,000
Liberty Latin America Ltd. - Class C* (c)		380,000	7,839,400
Liberty Global plc - Class C* (c)		250,000	7,040,000

Movies & Entertainment	6.5
Lions Gate Entertainment Corp.(c)
Class A		125,000	3,048,750
Class B		150,000	3,495,000
Liberty Formula One Group*
Series A		27,500	978,450
Series C		125,000	4,648,750
Liberty Braves Group*
Series A		11,000	300,080
Series C		105,000	2,861,250

Diversified Telecommunication Services 6.2
LICT Corp.* #		995	14,601,625
	35.9		84,474,805
Consumer Discretionary

Internet & Direct Marketing Retail	5.8
Qurate Retail, Inc. - Series A*		350,000	7,773,500
Liberty Expedia Holdings, Inc. - Series A*		125,000	5,880,000

Consumer Durables & Apparel	2.8
Tupperware Brands Corp.		195,000	6,522,750

Automotive Retail	1.1
Murphy USA Inc.*		30,000	2,563,800
	9.7		22,740,050
Materials

Metals & Mining	3.4
Compass Minerals International, Inc.		120,000	8,064,000

Specialty Chemicals	3.1
Axalta Coating Systems Ltd.* (c)		250,000	7,290,000

Construction Materials	2.7
Summit Materials, Inc. - Class A*		350,000	6,363,000
	9.2		21,717,000
Industrials

Machinery	4.9
Colfax Corp.*		320,000	11,539,200

Aerospace & Defense	2.4
Wesco Aircraft Holdings, Inc.*		500,000	5,625,000

Building Products	1.1
Fortune Brands Home & Security, Inc.		50,000	2,618,000
	8.4		19,782,200

		$ Principal
	% of Net	Amount
Information Technology	Assets	or Shares	$ Value

Software	6.6
ACI Worldwide, Inc.*		375,000	10,552,500
Guidewire Software, Inc.*		50,000	5,050,500

IT Services	0.9
Perspecta Inc.		85,000	2,186,200
	7.5		17,789,200
Health Care

Health Care Services	4.7
Laboratory Corp. of America Holdings*		63,000	10,941,840

Financials

Mortgage REITs	4.4
Redwood Trust, Inc.		635,000	10,312,400

Real Estate

Equity REITs	3.4
Equity Commonwealth*		250,000	8,022,500
Total Common Stocks (Cost $117,714,539)			195,779,995

Cash Equivalents – 17.0%

U.S. Treasury Bills, 1.97% to 2.20%,
10/04/18 to 1/24/19(a)		38,000,000	37,886,340

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.97(b)		2,101,945	2,101,945
Total Cash Equivalents (Cost $39,991,631)			39,988,285
Total Investments in Securities (Cost $157,706,170)			235,768,280
Other Liabilities in Excess of Other Assets - (0.2%)			(496,136)
Net Assets - 100%			235,272,144
Net Asset Value Per Share			51.24

*	Non-income producing
#	Illiquid and/or restricted security
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2018.
(c)	Foreign domiciled entity

The accompanying notes form an integral part of these financial statements.

33  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

BALANCED FUND
Schedule of Investments
September 30, 2018

Common Stocks – 46.6%
	% of Net
Information Technology	Assets	Shares	$ Value

IT Services	5.2
Visa Inc. - Class A		17,000	2,551,530
Mastercard Inc. - Class A		11,000	2,448,710
Accenture plc - Class A(e)		8,000	1,361,600

Software	5.0
Oracle Corp.		47,500	2,449,100
Guidewire Software, Inc.*		20,000	2,020,200
Microsoft Corp.		15,000	1,715,550

Semiconductors &
Semiconductor Equipment	2.1
Marvell Technology Group Ltd.(e)		70,000	1,351,000
Texas Instruments, Inc.		11,000	1,180,190
	12.3		15,077,880
Financials

Diversified Financial Services	2.4
Berkshire Hathaway Inc. - Class B*		14,000	2,997,540

Insurance Brokers	1.5
Aon plc - Class A(e)		12,000	1,845,360

Mortgage REITs	1.5
Redwood Trust, Inc.		110,000	1,786,400

Investment Banking & Brokerage	1.3
The Charles Schwab Corp.		33,000	1,621,950

Diversified Banks	1.2
JPMorgan Chase & Co.		12,500	1,410,500
	7.9		9,661,750
Health Care

Health Care Services	2.1
Laboratory Corp. of America Holdings*		15,000	2,605,200

Life Sciences Tools & Services	2.1
Thermo Fisher Scientific Inc.		10,500	2,562,840

Pharmaceuticals	2.0
Allergan plc(e)		13,000	2,476,240

Health Care Equipment	1.4
Danaher Corp.		15,000	1,629,900
	7.6		9,274,180
Materials

Construction Materials	2.4
Vulcan Materials Co.		14,000	1,556,800
Martin Marietta Materials, Inc.		7,500	1,364,625

Industrial Gases	2.0
Praxair, Inc.		15,000	2,410,950

Metals & Mining	1.2
Compass Minerals International, Inc.		23,000	1,545,600

Specialty Chemicals	1.0
Axalta Coating Systems Ltd.* (e)		42,500	1,239,300
	6.6		8,117,275
Communication Services

Cable & Satellite	4.1
Liberty Broadband Corp. - Series C*		32,500	2,739,750
Comcast Corp. - Class A		65,000	2,301,650

Interactive Media & Services	2.1
Alphabet, Inc. - Class C*		2,200	2,625,634
	6.2		7,667,034

		$ Principal
	% of Net	Amount
Consumer Staples	Assets	or Shares	$ Value

Beverages	2.9
Diageo plc - Sponsored ADR(e)		15,000	2,125,050
Anheuser-Busch InBev SA/NV - Sponsored ADR(e)		17,000	1,488,690

Food Products	1.1
Mondelez International, Inc. - Class A		30,000	1,288,800
	4.0		4,902,540
Consumer Discretionary

Consumer Durables & Apparel	1.0
Mohawk Industries, Inc.*		7,000	1,227,450

Multiline Retail	1.0
Dollar Tree, Inc.*		15,000	1,223,250
	2.0		2,450,700
Total Common Stocks (Cost $39,349,159)			57,151,359

Corporate Bonds – 19.5%

American Express Credit Corp. 8.125% 5/20/19		500,000	516,858
Apple Inc. 1.55% 2/08/19		1,000,000	996,971
Bank of America Corp.
2.6% 1/15/19		1,250,000	1,249,862
2.25% 4/21/20		1,000,000	986,884
Berkshire Hathaway Inc. (Finance Corp.)
1.7% 3/15/19		800,000	797,308
4.25% 1/15/21		300,000	307,751
Broadcom Corp. 2.2% 1/15/21		1,000,000	969,400
Capital One Bank USA, N.A.
2.3% 6/05/19		250,000	249,166
8.8% 7/15/19		500,000	522,832
Capital One Financial Corp. 2.45% 4/24/19		718,000	716,999
Capital One N.A. 2.4% 9/05/19		350,000	348,190
Discovery, Inc. 2.2% 9/20/19		1,000,000	992,428
Equity Commonwealth 5.875% 9/15/20		700,000	720,026
First Republic Bank 2.375% 6/17/19		1,200,000	1,196,912
Fortive Corp. 1.8% 6/15/19		500,000	495,326
Goldman Sachs Group, Inc. 2.6% 12/27/20		500,000	492,215
JPMorgan Chase & Co.
6.3% 4/23/19		270,000	275,372
2.87713% 3/09/21 Floating Rate (Qtrly LIBOR + 55)		750,000	752,305
The Manitowoc Co., Inc. 12.75% 8/15/21(d)		500,000	548,750
Markel Corp.
7.125% 9/30/19		1,014,000	1,049,595
4.9% 7/01/22		410,000	422,450
3.625% 3/30/23		500,000	490,982
Marriott International, Inc. 3.0% 3/01/19		830,000	830,047
Moody’s Corp. 2.75% 7/15/19		559,000	558,915
QVC, Inc. 3.125% 4/01/19		500,000	500,080
Roper Technologies, Inc. 2.05% 10/01/18		1,000,000	1,000,000
Unilever United States, Inc. 2.2% 3/06/19		650,000	649,058
U.S. Bancorp
1.95% 11/15/18		250,000	249,852
2.35% 1/29/21		1,000,000	981,110
Wells Fargo & Co.
2.15% 1/15/19		1,000,000	998,924
2.125% 4/22/19		800,000	797,539
4.6% 4/01/21		1,250,000	1,285,783
WM. Wrigley Jr. Co. 2.4% 10/21/18(d)		1,000,000	999,920
Total Corporate Bonds (Cost $24,132,737)			23,949,810

The accompanying notes form an integral part of these financial statements.

34  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Corporate Convertible Bonds – 0.8%
	$ Principal
	Amount	$ Value

Redwood Trust, Inc. 5.625% 11/15/19 (Cost $998,747)	1,000,000	1,014,240

Asset-Backed Securities - 1.3%(c)

Ascentium Equipment Receivables Trust (ACER)(d)
2018-1A CL A1 — 2.5% 2019 (0.2 years)	388,958	388,982
Drive Auto Receivables Trust (DRIVE)
2018-4 CL A3 — 3.04% 2021 (0.9 years)	500,000	500,121
Flagship Credit Auto Trust (FCAT)(d)
2014-2 CL C — 3.95% 2020 (0.4 years)	250,000	251,037
SoFi Consumer Loan Program LLC (SCLP)(d)
2017-6 CL A1 — 2.2% 2026 (0.5 years)	427,954	425,567
Total Asset-Backed Securities (Cost $1,566,291)		1,565,707

Mortgage-Backed Securities – 2.2%(c)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3649 CL BW — 4.0% 2025 (2.3 years)	63,201	63,553

Pass-Through Securities
J14649 — 3.5% 2026 (2.8 years)	101,543	102,186
E02948 — 3.5% 2026 (2.9 years)	160,700	161,716
J16663 — 3.5% 2026 (2.9 years)	99,481	100,109
		427,564
Federal National Mortgage Association

Pass-Through Securities
MA0464 — 3.5% 2020 (0.7 years)	36,471	36,691
AR8198 — 2.5% 2023 (1.8 years)	130,103	128,713
MA1502 — 2.5% 2023 (1.9 years)	109,872	108,699
995755 — 4.5% 2024 (2.1 years)	14,726	15,281
AB1769 — 3.0% 2025 (2.8 years)	90,368	89,839
AB3902 — 3.0% 2026 (3.1 years)	160,327	159,388
AK3264 — 3.0% 2027 (3.2 years)	128,776	128,022
		666,633
Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.1 years)	165,391	164,271

Non-Government Agency

Collateralized Mortgage Obligations
J.P. Morgan Mortgage Trust (JPMMT)(d) (f)
2014-5 CL A1 — 2.9878% 2029 (4.3 years)	224,582	220,577
2017-3 CL 2A2 — 2.5% 2047 (4.7 years)	831,871	798,251
Sequoia Mortgage Trust (SEMT)(f)
2012-1 CL 1A1 — 2.865% 2042 (1.5 years)	19,259	19,405
2017-CH1 CL A11 — 3.5% 2047 (2.6 years)(d)	375,427	374,382
		1,412,615
Total Mortgage-Backed Securities (Cost $2,716,860)		2,671,083

U.S. Treasury – 28.7%	$ Principal
	Amount
	or Shares	$ Value

U.S. Treasury Notes
1.125% 1/31/19	1,000,000	996,087
1.625% 3/31/19	1,000,000	996,191
1.25% 4/30/19	1,000,000	993,262
1.625% 7/31/19	1,000,000	992,109
1.625% 8/31/19	1,000,000	991,074
1.5% 10/31/19	1,000,000	987,578
1.375% 12/15/19	1,000,000	984,492
1.25% 1/31/20	1,000,000	980,781
1.375% 2/15/20	1,000,000	981,797
1.375% 4/30/20	1,000,000	978,496
1.5% 5/15/20	1,000,000	979,883
1.5% 6/15/20	1,000,000	978,750
1.375% 8/31/20	1,000,000	973,359
2.0% 9/30/20	1,000,000	984,160
2.0% 11/30/20	2,000,000	1,964,883
2.0% 2/28/21	1,000,000	980,176
2.375% 4/15/21	1,000,000	988,164
1.375% 5/31/21	1,000,000	962,012
2.625% 6/15/21	1,000,000	993,633
1.125% 8/31/21	1,000,000	951,270
1.875% 11/30/21	2,000,000	1,939,336
1.75% 2/28/22	1,000,000	962,793
1.875% 4/30/22	1,000,000	965,039
2.125% 6/30/22	2,000,000	1,944,141
2.0% 7/31/22	1,000,000	966,914
1.875% 8/31/22	1,000,000	961,387
2.0% 11/30/22	1,000,000	963,691
2.0% 2/15/23	1,000,000	961,816
2.5% 3/31/23	1,000,000	981,680
1.625% 5/31/23	2,000,000	1,886,289
2.5% 8/15/23	2,000,000	1,959,961
Total U.S. Treasury (Cost $35,652,055)		35,131,204

Cash Equivalents – 0.8%

U.S. Treasury Bill 1.97% 10/04/18(a)	700,000	699,882

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.97%(b)	322,113	322,113
Total Cash Equivalents (Cost $1,022,000)		1,021,995
Total Investments in Securities (Cost $105,437,849)		122,505,398
Other Assets Less Other Liabilities — 0.1%		73,446
Net Assets - 100%		122,578,844
Net Asset Value Per Share		14.06

*	Non-income producing
(a)	Interest rate presented represents the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2018.
(c)	Number of years indicated represents estimated average life.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)	Foreign domiciled entity
(f)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

The accompanying notes form an integral part of these financial statements.

35  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

CORE PLUS INCOME FUND
Schedule of Investments
September 30, 2018

Corporate Bonds – 23.9%
	$ Principal
	Amount	$ Value

Andeavor Logistics LP 6.25% 10/15/22	1,000,000	1,028,750
Anheuser-Busch InBev Finance Inc. 3.3% 2/01/23	200,000	197,645
Bank of America Corp. 2.25% 4/21/20	300,000	296,065
Berkshire Hathaway Inc. Finance Corp. 3.0% 5/15/22	200,000	198,777
Boardwalk Pipelines LLC 5.75% 9/15/19	225,000	230,552
Boston Properties LP 3.125% 9/01/23	555,000	540,107
Broadcom Corp. 3.125% 1/15/25	350,000	325,489
Calumet Specialty Products Partners LP
6.5% 4/15/21	350,000	350,000
7.625% 1/15/22	357,000	359,677
Charter Communications Operating, LLC 4.2% 3/15/28	400,000	383,157
CNX Resources Corp. 5.875% 4/15/22	92,000	92,350
Computer Sciences Corp. 4.45% 9/15/22	500,000	507,727
Discovery, Inc. 2.95% 3/20/23	400,000	383,550
Dominion Resources, Inc. 2.962% 7/01/19	100,000	99,972
Donnelley Financial Solutions, Inc. 8.25% 10/15/24	108,000	114,277
Equifax Inc. 2.3% 6/01/21	100,000	96,499
Equity Commonwealth 5.875% 9/15/20	1,319,000	1,356,735
FLIR Systems, Inc. 3.125% 6/15/21	400,000	393,801
Invista B.V. 4.25% 10/15/19(c)	150,000	150,517
iStar Inc. 5.0% 7/01/19	161,000	161,370
JPMorgan Chase & Co. 2.87713% 3/09/21
Floating Rate (Qtrly LIBOR + 55)	150,000	150,461
L Brands, Inc. 5.625% 2/15/22	40,000	40,612
The Manitowoc Co., Inc. 12.75% 8/15/21(c)	550,000	603,625
Markel Corp.
7.125% 9/30/19	125,000	129,388
4.9% 7/01/22	250,000	257,592
3.625% 3/30/23	200,000	196,393
3.5% 11/01/27	550,000	512,944
MPLX LP 4.875% 6/01/25	190,000	196,500
NGL Energy Partners LP
5.125% 7/15/19	565,000	569,944
7.5% 11/01/23	148,000	149,480
NXP BV 4.625% 6/01/23(c) (d)	100,000	101,770
QVC, Inc. 3.125% 4/01/19	100,000	100,016
Range Resources Corp. 5.0% 8/15/22	301,000	299,495
RELX plc 3.5% 3/16/23	770,000	760,773
Sprint Spectrum Co. LLC 3.36% 3/20/23(c) (e)	187,500	187,266
STORE Capital Corp. 4.5% 3/15/28	503,000	491,495
TC PipeLines LP 4.65% 6/15/21	160,000	162,850
Wells Fargo & Co.
4.6% 4/01/21	400,000	411,451
2.1% 7/26/21	200,000	192,649
Total Corporate Bonds (Cost $12,797,901)		12,781,721

Corporate Convertible Bonds – 1.8%

Redwood Trust, Inc.
5.625% 11/15/19	150,000	152,136
4.75% 8/15/23	350,000	335,799
5.625% 7/15/24	500,000	494,687
Total Corporate Convertible Bonds (Cost $997,406)		982,622

Asset-Backed Securities – 25.4%(b)
	$ Principal
	Amount	$ Value

AmeriCredit Automobile Receivables Trust (AMCAR)
2015-2 CL D — 3.0% 2021 (0.9 years)	110,000	110,013
2017-1 CL D — 3.13% 2023 (2.2 years)	69,000	68,073
Ascentium Equipment Receivables Trust (ACER)(c)
2015-2A CL B — 2.62% 2019 (0.1 years)	32,953	32,950
2016-2A CL E — 6.79% 2024 (2.0 years)	422,000	439,099
CarMax Auto Owner Trust (CARMX)
2017-2 CL B — 2.41% 2022 (2.9 years)	90,000	87,780
Chrysler Capital Auto Receivables Trust (CCART)(c)
2014-BA CL D — 3.44% 2021 (0.2 years)	108,000	108,134
Conn Funding II, LP (CONN)(c)
2017-B CL A — 2.73% 2020 (0.1 years)	53,561	53,555
Credit Acceptance Auto Loan Trust (CAALT)(c)
2015-2A CL C — 3.76% 2024 (0.2 years)	250,000	250,249
2016-2A CL C — 4.29% 2024 (0.9 years)	260,000	261,982
2016-3A CL B — 2.94% 2024 (1.2 years)	427,000	424,566
Drive Auto Receivables Trust (DRIVE)
2017-AA CL D — 4.16% 2024 (1.6 years)(c)	290,000	293,007
2018-1 CL D — 3.81% 2024 (1.7years)	590,000	587,909
DT Auto Owner Trust (DTAOT)(c)
2016-1A CL C — 3.54% 2021 (0.1 years)	42,986	43,023
2017-2A CL B — 2.44% 2021 (0.2 years)	168,207	168,047
2016-3A CL C — 3.15% 2022 (0.2 years)	65,143	65,184
2017-4A CL C — 2.86% 2023 (0.8 years)	140,000	139,421
2018-1A CL B — 3.04% 2022 (0.9 years)	300,000	299,392
2016-4A CL D — 3.77% 2022 (1.1 years)	85,000	85,480
Enterprise Fleet Financing LLC (EFF)(c)
2017-2 CL A2 — 1.97% 2023 (0.7 years)	285,231	283,306
Exeter Automobile Receivables Trust (EART)(c)
2016-3A CL A — 1.84% 2020 (0.1 years)	13,494	13,480
2018-2A CL A — 2.79% 2021 (0.4 years)	165,012	164,893
2017-3A CL A — 2.05% 2021 (0.4 years)	169,239	168,460
2016-3A CL B — 2.84% 2021 (0.6 years)	368,000	368,101
2017-2A CL B — 2.82% 2022 (0.9 years)	160,000	159,164
2016-2A CL C — 5.96% 2022 (1.0 years)	480,000	492,007
2017-1A CL C — 3.95% 2022 (1.5 years)	310,000	310,584
2017-3A CL C — 3.68% 2023 (2.0 years)	88,000	87,693
First Investors Auto Owners Trust (FIAOT)(c)
2015-2A CL D — 4.22% 2021 (1.3 years)	287,000	289,141
2017-1A CL B — 2.67% 2023 (1.5 years)	187,000	184,975
2016-2A CL C — 2.53% 2022 (1.6 years)	116,000	113,898
Flagship Credit Auto Trust (FCAT)(c)
2014-2 CL C — 3.95% 2020 (0.4 years)	460,000	461,908
2015-2 CL B — 3.08% 2021 (0.4 years)	315,000	315,048
Hertz Fleet Lease Funding LP (HFLF)(c)
2018-1 CL A2 — 3.23% 2032 (1.6 years)	370,000	369,840
Honor Automobile Trust Securitization (HATS)(c)
2016-1A CL A — 2.94% 2019 (0.1 years)	14,425	14,425
Marlette Funding Trust (MFT)(c)
2016-1A CL B — 4.78% 2023 (0.2 years)	412,378	414,554
2017-1A CL A — 2.827% 2024 (0.2 years)	65,568	65,569
2016-1A CL C — 9.09% 2023 (0.5 years)	100,000	103,690
2017-1A CL B — 4.114% 2024 (0.7 years)	350,000	351,338
2018-2A CL A — 3.06% 2028 (0.8 years)	136,756	136,732
2018-3A CL A — 3.2% 2028 (0.9 years)	372,148	372,159
OneMain Direct Auto Receivables Trust (ODART)(c)
2017-1A CL B — 2.88% 2021 (0.7 years)	200,000	198,947
2017-2A CL D — 3.42% 2024 (2.3 years)	100,000	98,532
OneMain Financial Issuance Trust (OMFIT)(c)
2015-2A CL C — 4.32% 2025 (0.0 years)	200,000	200,861
2015-1A CL A — 3.19% 2026 (0.0 years)	90,288	90,515
2015-1A CL D — 6.63% 2026 (0.0 years)	400,000	408,489
2015-2A CL D — 5.64% 2025 (1.4 years)	280,000	282,459
2016-2A CL C — 5.67% 2028 (1.5 years)	510,000	519,490

The accompanying notes form an integral part of these financial statements.

36  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value

Santander Drive Auto Receivables Trust (SDART)
2016-3 CL B — 1.89% 2021 (0.3 years)	253,873	253,187
2015-5 CL C — 2.74% 2021 (0.3 years)	111,616	111,607
2014-5 CL D — 3.21% 2021 (0.5 years)	80,000	80,163
2017-1 CL C — 2.58% 2022 (0.9 years)	131,000	130,169
2015-5 CL D — 3.65% 2021 (1.1 years)	245,000	246,010
2015-4 CL D — 3.53% 2021 (1.1 years)	100,000	100,330
2016-3 CL D — 2.8% 2022 (1.9 years)	400,000	395,714
SoFi Consumer Loan Program LLC (SCLP)(c)
2016-2 CL A — 3.09% 2025 (0.9 years)	266,258	265,791
2016-3 CL A — 3.05% 2025 (0.9 years)	73,004	72,708
2017-1 CL A — 3.28% 2026 (1.2 years)	42,792	42,748
Springleaf Funding Trust (SLFT)(c)
2015-AA CL C — 5.04% 2024 (0.0 years)	200,000	199,301
2015-AA CL A — 3.16% 2024 (0.4 years)	84,493	84,505
Upstart Securitization Trust (UPST)(c)
2018-1 CL A — 3.015% 2025 (0.3 years)	222,968	222,972
2017-2 CL C — 5.59% 2025 (2.2 years)	500,000	506,335
Westlake Automobile Receivables Trust (WLAKE)(c)
2017-1A CL C — 2.7% 2022 (0.8 years)	117,000	116,651
2018-1A CL C — 2.92% 2023 (1.4 years)	188,000	186,370
Total Asset-Backed Securities (Cost $13,575,123)		13,572,683

Commercial Mortgage-Backed Securities – 1.8%(b)

TPG Real Estate Finance (TRTX)(c) (d)
2018-FL1 CL AS — 3.01% 2035 Floating Rate
(Mthly LIBOR + 95) (1.1 years)	400,000	400,893
VMC Finance LLC (VMC)(c)
(Mthly LIBOR + 120) (1.6 years)	400,000	401,251
VSD LLC (VSD)(c)
2017-PLT1 CL A — 3.6% 2043 (0.3 years)	154,804	154,762
Total Commercial Mortgage-Backed Securities (Cost $954,804)		956,906

Mortgage-Backed Securities – 3.2%(b)

Federal National Mortgage Association

Pass-Through Securities
932836 — 3.0% 2025 (2.8 years)	76,842	76,393

Non-Government Agency

Collateralized Mortgage Obligations
COLT Funding LLC (COLT)(c) (f)
2017-2 CL A1A — 2.415% 2047 (1.5 years)	221,603	220,647
Flagstar Mortgage Trust (FSMT)(c) (f)
2017-1 CL 2A2 — 3.0% 2047 (3.4 years)	290,192	284,891
J.P. Morgan Mortgage Trust (JPMMT)(c) (f)
2017-3 CL 2A2 — 2.5% 2047 (4.7 years)	291,155	279,388
2016-3 CL 2A1 — 3.0% 2046 (5.4 years)	289,206	283,765
2018-6 CL 2A2 — 3.0% 2048 (5.4 years)	291,573	290,958
Sequoia Mortgage Trust (SEMT)(c) (f)
2017-CH1 CL A11 — 3.5% 2047 (2.6 years)	300,342	299,506
		1,659,155
Total Mortgage-Backed Securities (Cost $1,765,491)		1,735,548

Taxable Municipal Bonds – 0.8%	$ Principal
	Amount
	or Shares	$ Value

Alderwood Water and Wastewater District, Washington, Water
& Sewer Revenue, Series B, 5.15% 12/01/25 (Cost $413,904)	400,000	412,820

U.S. Treasury – 39.6%

U.S. Treasury Notes/Bonds
2.75% 11/15/23	710,000	703,413
2.5% 5/15/24	1,000,000	975,664
2.0% 5/31/24	1,600,000	1,519,188
2.0% 2/15/25	970,000	913,827
2.125% 5/15/25	2,500,000	2,368,262
2.25% 11/15/25	3,500,000	3,327,871
1.625% 5/15/26	1,500,000	1,357,441
1.5% 8/15/26	850,000	759,157
2.0% 11/15/26	1,650,000	1,527,217
2.25% 2/15/27	1,875,000	1,765,503
2.375% 5/15/27	2,000,000	1,899,453
2.75% 2/15/28	2,250,000	2,194,717
2.5% 5/15/46	2,100,000	1,830,855
Total U.S. Treasury (Cost $21,878,004)		21,142,568

Common Stocks – 0.5%

Redwood Trust, Inc. (Cost $192,471)	14,850	241,164

Cash Equivalents – 2.4%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.97%(a)	1,295,792	1,295,792
Total Cash Equivalents (Cost $1,295,792)		1,295,792
Total Investments in Securities (Cost $53,870,896)		53,121,824
Other Assets Less Other Liabilities — 0.6%		325,001
Net Assets - 100%		53,446,825
Net Asset Value Per Share - Investor Class		10.02
Net Asset Value Per Share - Institutional Class		10.02

(a)	Rate presented represents the annualized 7-day yield at September 30, 2018.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled entity
(e)	Annual sinking fund
(f)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

The accompanying notes form an integral part of these financial statements.

37  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

SHORT DURATION INCOME FUND
Schedule of Investments
September 30, 2018

Corporate Bonds – 36.6%
	$ Principal
	Amount	$ Value

American Express Co. 8.125% 5/20/19	5,616,000	5,805,347
American Express Credit Corp. 2.25% 8/15/19	11,042,000	10,991,548
Andeavor Logistics LP 6.25% 10/15/22	210,000	216,038
Anheuser-Busch InBev Finance Inc. 3.3% 2/01/23	4,800,000	4,743,486
Apple Inc. 1.55% 2/08/19	1,000,000	996,971
AT&T Inc. 2.375% 11/27/18	5,368,000	5,366,273
Bank of America Corp.
2.65% 4/01/19	6,175,000	6,175,971
2.25% 4/21/20	12,000,000	11,842,604
Berkshire Hathaway Inc.
2.1% 8/14/19	2,750,000	2,736,371
Finance Corp.
1.7% 3/15/19	2,400,000	2,391,923
2.65144% 1/10/20 Floating Rate (Qtrly LIBOR + 32)	7,000,000	7,015,071
2.9% 10/15/20	3,000,000	3,000,017
4.25% 1/15/21	4,200,000	4,308,517
Boardwalk Pipelines LLC 5.75% 9/15/19	11,008,000	11,279,652
Boston Properties LP
5.875% 10/15/19	11,440,000	11,710,815
3.125% 9/01/23	9,560,000	9,303,464
Calumet Specialty Products Partners LP 7.625% 1/15/22	900,000	906,750
Capital One Bank USA, N.A.
2.3% 6/05/19	7,000,000	6,976,637
8.8% 7/15/19	3,500,000	3,659,825
Capital One Financial Corp. 2.5% 5/12/20	5,000,000	4,939,581
Capital One N.A. 2.4% 9/05/19	2,000,000	1,989,655
Comcast Corp. 5.15% 3/01/20	3,000,000	3,084,934
Computer Sciences Corp. 4.45% 9/15/22	325,000	330,022
Dell Inc. 3.48% 6/01/19(c)	5,000,000	5,013,530
Discovery, Inc. 2.95% 3/20/23	1,600,000	1,534,200
Dominion Resources, Inc. 2.962% 7/01/19	9,883,000	9,880,268
eBay, Inc. 2.2% 8/01/19	3,000,000	2,985,348
Equifax Inc. 2.3% 6/01/21	2,900,000	2,798,482
Equity Commonwealth 5.875% 9/15/20	14,195,000	14,601,102
Express Scripts Holding Co.
2.25% 6/15/19	8,955,000	8,915,283
7.25% 6/15/19	5,217,000	5,369,344
Fifth Third Bank 1.625% 9/27/19	2,000,000	1,974,758
First Republic Bank 2.375% 6/17/19	2,753,000	2,745,915
Flir Systems, Inc. 3.125% 6/15/21	2,600,000	2,559,705
Ford Motor Credit Co. LLC
2.943% 1/08/19	2,000,000	2,002,172
2.021% 5/03/19	10,000,000	9,941,573
1.897% 8/12/19	1,000,000	989,463
Fortive Corp. 1.8% 6/15/19	750,000	742,989
General Motors Financial Co., Inc. 3.55% 4/09/21	1,250,000	1,250,173
Goldman Sachs Group, Inc.
3.13425% 12/13/19 Floating Rate (Qtrly LIBOR + 80)	6,250,000	6,291,826
3.50706% 4/23/20 Floating Rate (Qtrly LIBOR + 116)	5,479,000	5,549,776
2.6% 12/27/20	1,500,000	1,476,644
Invista B.V. 4.25% 10/15/19(c)	4,980,000	4,997,181
JPMorgan Chase & Co.
6.3% 4/23/19	2,500,000	2,549,740
2.87713% 3/09/21 Floating Rate (Qtrly LIBOR + 55)	1,850,000	1,855,686
JPMorgan Chase Bank, N.A. 2.95638% 9/23/19 Floating
Rate (Qtrly LIBOR + 59)	12,000,000	12,055,728
Lennar Corp. 4.5% 6/15/19	3,977,000	4,011,799
The Manitowoc Co., Inc. 12.75% 8/15/21(c)	8,950,000	9,822,625
Markel Corp.
7.125% 9/30/19	11,859,000	12,275,298
5.35% 6/01/21	10,000,000	10,427,575
4.9% 7/01/22	3,850,000	3,966,913

	$ Principal
	Amount	$ Value

MetLife Global Funding I(c)
1.75% 12/19/18	1,000,000	998,645
2.3% 4/10/19	2,000,000	1,996,238
NGL Energy Partners LP 5.125% 7/15/19	2,200,000	2,219,250
Omnicom Group, Inc. 6.25% 7/15/19	6,181,000	6,340,456
Plains All American Pipeline, LP 2.6% 12/15/19	1,345,000	1,334,871
QVC, Inc. 3.125% 4/01/19	1,611,000	1,611,259
Range Resources Corp. 5.0% 8/15/22	6,000,000	5,970,000
RELX plc 3.5% 3/16/23	1,800,000	1,778,430
Sprint Spectrum Co. LLC 3.36% 3/20/23(c) (e)	3,562,500	3,558,047
U.S. Bancorp 2.35% 1/29/21	14,000,000	13,735,534
U.S. Bank, N.A. 2.66156% 1/24/20 Floating Rate
(Qtrly LIBOR + 32)	7,000,000	7,019,156
VEREIT, Inc. 3.0% 2/06/19	1,870,000	1,869,924
Walt Disney Co. 0.875% 7/12/19	1,000,000	986,211
Wells Fargo & Co.
2.15% 1/15/19	4,531,000	4,526,125
2.125% 4/22/19	2,800,000	2,791,387
4.6% 4/01/21	5,745,000	5,909,459
2.1% 7/26/21	10,100,000	9,728,780
3.5% 3/08/22	7,900,000	7,890,883
Wells Fargo Bank, N.A. 2.15% 12/06/19	10,000,000	9,905,271
Total Corporate Bonds (Cost $359,902,316)		358,526,494

Corporate Convertible Bonds – 3.5%

Redwood Trust, Inc.
5.625% 11/15/19	14,850,000	15,061,464
4.75% 8/15/23	14,650,000	14,055,576
5.625% 7/15/24	5,500,000	5,441,563
Total Corporate Convertible Bonds (Cost $34,954,928)		34,558,603

Asset-Backed Securities – 13.0%(b)

ARI Fleet Lease Trust (ARIFL)(c)
2018-B CL A2 — 3.22% 2027 (1.8 years)	1,000,000	999,974
Ascentium Equipment Receivables Trust (ACER)(c)
2018-1A CL A1 — 2.5% 2019 (0.2 years)	1,685,486	1,685,590
2018-1A CL A2 — 2.92% 2020 (0.9 years)	4,300,000	4,296,718
2016-2A CL E — 6.79% 2024 (2.0 years)	1,600,000	1,664,830
Commercial Credit Group Receivables Trust (CCG)(c)
2018-1 CL A1 — 1.85% 2019 (0.1 years)	1,052,661	1,052,305
Conn Funding II, LP (CONN)(c)
2017-B CL A — 2.73% 2020 (0.1 years)	549,004	548,942
2018-A CL A — 3.25% 2023 (0.3 years)	1,589,805	1,590,139
Credit Acceptance Auto Loan Trust (CAALT)(c)
2016-2A CL B — 3.18% 2024 (0.7 years)	1,185,000	1,185,461
2016-2A CL C — 4.29% 2024 (0.9 years)	300,000	302,287
Drive Auto Receivables Trust (DRIVE)
2018-4 CL A3 — 3.04% 2021 (0.9 years)	2,500,000	2,500,606
2017-1 CL D — 3.84% 2023 (1.3 years)	6,000,000	6,026,086
Exeter Automobile Receivables Trust (EART)(c)
2016-3A CL A — 1.84% 2020 (0.1 years)	458,805	458,335
2018-2A CL A — 2.79% 2021 (0.4 years)	6,105,439	6,101,045
2015-1A CL C — 4.1% 2020 (0.4 years)	445,412	447,529
2017-3A CL A — 2.05% 2021 (0.4 years)	1,734,704	1,726,711
2016-2A CL C — 5.96% 2022 (1.0 years)	5,100,000	5,227,570
2018-3A CL A — 2.9% 2022 (1.0 years)	3,536,798	3,529,989

The accompanying notes form an integral part of these financial statements.

38  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value

Hertz Fleet Lease Funding LP (HFLF)(c)
2018-1 CL A1 — 2.56344% 2032 Floating Rate
(Mthly LIBOR + 50) (1.6 years)	4,000,000	4,010,715
2018-1 CL A2 — 3.23% 2032 (1.6 years)	1,900,000	1,899,177
Honor Automobile Trust Securitization (HATS)(c)
2016-1A CL A — 2.94% 2019 (0.1 years)	173,100	173,103
Marlette Funding Trust (MFT)(c)
2016-1A CL B — 4.78% 2023 (0.2 years)	2,061,890	2,072,770
2017-1A CL A — 2.827% 2024 (0.2 years)	983,521	983,534
2017-2A CL A — 2.39% 2024 (0.2 years)	1,365,691	1,363,699
2017-3A CL A — 2.36% 2024 (0.4 years)	1,379,502	1,374,750
2018-1A CL A — 2.61% 2028 (0.6 years)	2,770,599	2,762,657
2017-1A CL B — 4.114% 2024 (0.7 years)	1,650,000	1,656,306
2018-2A CL A — 3.06% 2028 (0.8 years)	2,793,730	2,793,230
2017-2A CL B — 3.19% 2024 (0.8 years)	3,000,000	2,994,257
2018-3A CL A — 3.2% 2028 (0.9 years)	8,466,373	8,466,620
OneMain Direct Auto Receivables Trust (ODART)(c)
2017-2A CL B — 2.55% 2023 (1.6 years)	7,000,000	6,898,965
OneMain Financial Issuance Trust (OMFIT)(c)
2015-2A CL C — 4.32% 2025 (0.0 years)	4,800,000	4,820,660
2015-1A CL D — 6.63% 2026 (0.0 years)	1,600,000	1,633,956
2016-2A CL B — 5.94% 2028 (1.1 years)	1,195,000	1,219,518
2015-2A CL D — 5.64% 2025 (1.4 years)	6,000,000	6,052,700
2016-2A CL C — 5.67% 2028 (1.5 years)	2,500,000	2,546,520
Prestige Auto Receivables Trust (PART)(c)
2018-1A CL A2 — 2.97% 2021 (0.9 years)	4,000,000	3,998,125
SoFi Consumer Loan Program LLC (SCLP)(c)
2017-6 CL A1 — 2.2% 2026 (0.5 years)	2,139,771	2,127,833
2018-1 CL A1 — 2.55% 2027 (0.6 years)	874,954	871,081
2016-2 CL A — 3.09% 2025 (0.9 years)	3,225,530	3,219,869
2016-3 CL A — 3.05% 2025 (0.9 years)	657,035	654,371
2017-1 CL A — 3.28% 2026 (1.2 years)	599,085	598,477
Springleaf Funding Trust (SLFT)(c)
2015-AA CL C — 5.04% 2024 (0.0 years)	6,800,000	6,776,237
2015-AA CL A — 3.16% 2024 (0.4 years)	3,189,617	3,190,045
Upstart Securitization Trust (UPST)(c)
2018-1 CL A — 3.015% 2025 (0.3 years)	1,449,295	1,449,319
2018-2 CL A — 3.33% 2025 (0.6 years)	3,242,000	3,243,936
2017-1 CL C — 6.35% 2024 (1.5 years)	3,000,000	3,057,604
2017-2 CL C — 5.59% 2025 (2.2 years)	2,500,000	2,531,674
Westlake Automobile Receivables Trust (WLAKE)(c)
2018-3A CL A2A — 2.98% 2022 (1.5 years)	3,000,000	2,999,240
Total Asset-Backed Securities (Cost $128,004,723)		127,785,065

Commercial Mortgage-Backed Securities – 1.3%(b)

GPMT (GPMT)(c) (d)
2018-FL1 CL A — 2.97% 2035 Floating Rate
(Mthly LIBOR + 90) (1.6 years)	5,000,000	5,007,500
TPG Real Estate Finance (TRTX)(c) (d)
2018-FL1 CL A — 2.81% 2035 Floating Rate
(Mthly LIBOR + 75) (0.8 years)	3,500,000	3,502,331
VMC Finance LLC (VMC)(c)
2018-FL1 CL A — 2.88269% 2035 Floating Rate
(Mthly LIBOR + 82) (1.0 years)	1,901,188	1,902,854
VSD LLC (VSD)(c)
2017-PLT1 CL A — 3.6% 2043 (0.3 years)	2,554,264	2,553,582
Total Commercial Mortgage-Backed Securities (Cost $12,955,452)		12,966,267

Mortgage-Backed Securities – 16.8%(b)
	$ Principal
Federal Home Loan Mortgage Corporation	Amount	$ Value

Collateralized Mortgage Obligations
3844 CL AG — 4.0% 2025 (0.2 years)	110,328	110,405
4281 CL AG — 2.5% 2028 (2.2 years)	1,208,677	1,177,881
3649 CL BW — 4.0% 2025 (2.3 years)	1,624,261	1,633,316
2952 CL PA — 5.0% 2035 (3.0 years)	440,861	451,426
3620 CL PA — 4.5% 2039 (3.9 years)	1,114,703	1,149,622
4107 CL LA — 2.5% 2031 (4.8 years)	6,957,653	6,480,685
3842 CL PH — 4.0% 2041 (4.8 years)	1,205,119	1,232,213
3003 CL LD — 5.0% 2034 (4.9 years)	1,176,284	1,249,882
4107 CL LW — 1.75% 2027 (7.1 years)	3,920,541	3,443,778
		16,929,208
Pass-Through Securities
G18190 — 5.5% 2022 (1.5 years)	16,711	17,191
G13300 — 4.5% 2023 (1.8 years)	105,386	108,996
G18296 — 4.5% 2024 (2.0 years)	276,552	286,054
G18306 — 4.5% 2024 (2.1 years)	575,859	595,653
G18308 — 4.0% 2024 (2.1 years)	595,562	609,766
G13517 — 4.0% 2024 (2.1 years)	388,633	397,897
J13949 — 3.5% 2025 (2.7 years)	3,629,432	3,657,411
J14649 — 3.5% 2026 (2.8 years)	2,799,686	2,817,389
E02804 — 3.0% 2025 (2.8 years)	2,225,909	2,210,713
E02948 — 3.5% 2026 (2.9 years)	6,267,326	6,306,939
J16663 — 3.5% 2026 (2.9 years)	5,973,583	6,011,314
E03033 — 3.0% 2027 (3.1 years)	3,462,531	3,438,796
E03048 — 3.0% 2027 (3.1 years)	6,586,683	6,541,517
G01818 — 5.0% 2035 (5.1 years)	1,381,477	1,467,533
		34,467,169
Structured Agency Credit Risk Debt Notes
2013-DN1 CL M1 — 5.46475% 2023 Floating Rate
(Mthly LIBOR + 340) (0.1 years)	68,440	68,604
		51,464,981
Federal National Mortgage Association

Collateralized Mortgage Obligations
2010-145 CL PA — 4.0% 2024 (1.3 years)	434,454	436,605
2010-54 CL WA — 3.75% 2025 (1.9 years)	705,394	705,942
		1,142,547
Pass-Through Securities
254907 — 5.0% 2018 (0.0 years)	53	53
MA0464 — 3.5% 2020 (0.7 years)	575,119	578,593
357985 — 4.5% 2020 (0.9 years)	24,491	24,805
888595 — 5.0% 2022 (1.2 years)	77,131	79,660
888439 — 5.5% 2022 (1.2 years)	82,831	84,784
AD0629 — 5.0% 2024 (1.5 years)	313,192	323,810
995960 — 5.0% 2023 (1.5 years)	278,050	288,415
AL0471 — 5.5% 2025 (1.8 years)	1,338,662	1,386,195
AR8198 — 2.5% 2023 (1.8 years)	3,811,383	3,770,673
995693 — 4.5% 2024 (1.8 years)	555,604	576,297
AE0031 — 5.0% 2025 (1.9 years)	534,876	554,947
MA1502 — 2.5% 2023 (1.9 years)	3,186,301	3,152,279
995692 — 4.5% 2024 (2.0 years)	463,161	478,405
890112 — 4.0% 2024 (2.1 years)	372,732	380,642
995755 — 4.5% 2024 (2.1 years)	721,574	748,755
AA4315 — 4.0% 2024 (2.1 years)	780,584	797,278
MA0043 — 4.0% 2024 (2.1 years)	304,204	310,701
AA5510 — 4.0% 2024 (2.1 years)	183,257	187,177
930667 — 4.5% 2024 (2.1 years)	454,501	471,597
931739 — 4.0% 2024 (2.3 years)	200,893	205,172
AD7073 — 4.0% 2025 (2.5 years)	648,226	662,203
310139 — 3.5% 2025 (2.6 years)	4,304,990	4,330,995
AH3429 — 3.5% 2026 (2.7 years)	11,388,293	11,474,722
AB1769 — 3.0% 2025 (2.8 years)	2,078,460	2,066,299
AB2251 — 3.0% 2026 (2.8 years)	2,573,277	2,558,221
AB3902 — 3.0% 2026 (3.1 years)	1,637,776	1,628,183
AK3264 — 3.0% 2027 (3.2 years)	4,198,100	4,173,505

The accompanying notes form an integral part of these financial statements.

39  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

SHORT DURATION INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value

AB4482 — 3.0% 2027 (3.2 years)	3,885,304	3,862,538
AL1366 — 2.5% 2027 (3.3 years)	2,919,797	2,841,617
MA0587 — 4.0% 2030 (4.4 years)	4,229,575	4,306,107
555531 — 5.5% 2033 (4.6 years)	2,772,009	3,004,895
725232 — 5.0% 2034 (4.8 years)	250,751	266,365
995112 — 5.5% 2036 (5.0 years)	1,201,198	1,301,032
		56,876,920
		58,019,467
Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.1 years)	7,489,838	7,439,142

Non-Government Agency

Collateralized Mortgage Obligations
Citigroup Mortgage Loan Trust, Inc. (CMLTI)(c) (f)
2014-A CL A — 4.0% 2035 (4.6 years)	1,333,969	1,345,959
COLT Funding LLC (COLT)(c) (f)
2017-2 CL A1A — 2.415% 2047 (1.5 years)	3,134,873	3,121,356
Flagstar Mortgage Trust (FSMT)(c) (f)
2017-1 CL 2A2 — 3.0% 2047 (3.4 years)	3,026,286	2,971,005
J.P. Morgan Mortgage Trust (JPMMT)(c) (f)
2014-2 CL 2A2 — 3.5% 2029 (3.7 years)	3,434,525	3,427,010
2014-5 CL A1 — 2.9878% 2029 (4.3 years)	6,512,865	6,396,745
2017-3 CL 2A2 — 2.5% 2047 (4.7 years)	11,355,035	10,896,122
2016-3 CL 2A1 — 3.0% 2046 (5.4 years)	2,780,713	2,728,397
2018-6 CL 2A2 — 3.0% 2048 (5.4 years)	4,567,983	4,558,345
Sequoia Mortgage Trust (SEMT)(f)
2012-1 CL 1A1 — 2.865% 2042 (1.5 years)	597,015	601,551
2017-CH1 CL A11 — 3.5% 2047 (2.6 years)(c)	3,078,503	3,069,935
2013-4 CL A3 — 1.55% 2043 (3.4 years)	6,316,482	6,009,370
2012-4 CL A1 — 3.5% 2042 (10.5 years)	2,443,508	2,381,486
		47,507,281
Total Mortgage-Backed Securities (Cost $165,765,105)		164,430,871

Taxable Municipal Bonds – 0.2%

Kansas Development Finance Authority Revenue, Series 2015H
2.258% 4/15/19	1,000,000	997,700
2.608% 4/15/20	500,000	497,115
2.927% 4/15/21	750,000	740,355
Total Taxable Municipal Bonds (Cost $2,250,000)		2,235,170

U.S. Treasury – 27.5%

U.S. Treasury Notes
1.5% 12/31/18	10,000,000	9,982,086
1.25% 1/31/19	15,000,000	14,947,448
0.875% 5/15/19	25,000,000	24,755,859
1.625% 6/30/19	10,000,000	9,935,111
1.5% 10/31/19	15,000,000	14,813,672
1.375% 1/31/20	15,000,000	14,738,379
1.625% 3/15/20	15,000,000	14,763,281
1.375% 8/31/20	10,000,000	9,733,594
2.125% 8/31/20	15,000,000	14,808,105
2.0% 11/30/20	20,000,000	19,648,828
1.125% 2/28/21	15,000,000	14,398,828
2.25% 3/31/21	12,000,000	11,826,094
1.375% 4/30/21	10,000,000	9,632,812
2.625% 6/15/21	10,000,000	9,936,328

	$ Principal
	Amount
	or Shares	$ Value

1.125% 7/31/21	15,000,000	14,290,137
2.0% 7/31/22	17,000,000	16,437,539
2.0% 2/15/23	7,500,000	7,213,623
1.5% 2/28/23	15,000,000	14,112,012
2.0% 5/31/24	15,000,000	14,242,383
2.25% 10/31/24	10,000,000	9,591,602
Total U.S. Treasury (Cost $275,425,074)		269,807,721

Common Stocks – 0.4%

Redwood Trust, Inc. (Cost $2,221,259)	250,000	4,060,000

Cash Equivalents – 0.2%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.97%(a)	2,281,499	2,281,499
Total Cash Equivalents (Cost $2,281,499)		2,281,499
Total Investments in Securities (Cost $983,760,356)		976,651,690
Other Assets Less Other Liabilities — 0.5%		4,349,231
Net Assets - 100%		981,000,921
Net Asset Value Per Share - Investor Class		12.04
Net Asset Value Per Share - Institutional Class		12.06

(a)	Rate presented represents the annualized 7-day yield at September 30, 2018.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled entity
(e)	Annual sinking fund
(f)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

The accompanying notes form an integral part of these financial statements.

40  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

ULTRA SHORT GOVERNMENT FUND
Schedule of Investments
September 30, 2018

Corporate Bonds – 9.9%
	$ Principal
	Amount	$ Value

American Express Credit Corp. 1.875% 11/05/18	675,000	674,871
Citibank, N.A.
2.57144% 11/09/18 Floating Rate (Qtrly LIBOR + 23)	915,000	915,294
2.0% 3/20/19	595,000	593,444
2.6775% 3/20/19 Floating Rate (Qtrly LIBOR + 34)	750,000	750,973
General Motors Co. 3.5% 10/02/18	500,000	500,000
Morgan Stanley 2.45% 2/01/19	500,000	499,717
RELX plc 8.625% 1/15/19	800,000	812,610
Roper Technologies, Inc. 2.05% 10/01/18	249,000	249,000
Simon Property Group, LP 2.2% 2/01/19	269,000	268,671
Stanley Black & Decker, Inc. 1.622% 11/17/18	1,635,000	1,632,484
State Street Bank & Trust Co. 5.25% 10/15/18	2,030,000	2,031,989
WM. Wrigley Jr. Co. 2.4% 10/21/18(b)	1,700,000	1,699,863
Total Corporate Bonds (Cost $10,629,218)		10,628,916

Asset-Backed Securities – 8.1%

Ascentium Equipment Receivables Trust (ACER)(b)
2018-1A CL A1 — 2.5% 2019 (0.2 years)	518,611	518,643
CarMax Auto Owner Trust (CARMX)
2018-1 CL A2B — 2.21269% 2021 Floating Rate
(Mthly LIBOR + 15) (0.5 years)	837,128	837,594
2014-4 CL C — 2.44% 2020 (1.0 years)	1,040,000	1,038,994
Commercial Credit Group Receivables Trust (CCG)(b)
2018-1 CL A1 — 1.85% 2019 (0.1 years)	168,426	168,369
2018-2 CL A1 — 2.47% 2019 (0.3 years)	1,588,752	1,588,862
Credit Acceptance Auto Loan Trust (CAALT)(b)
2016-2A CL B — 3.18% 2024 (0.7 years)	755,000	755,294
Drive Auto Receivables Trust (DRIVE)
2018-4 CL A2A — 2.78% 2020 (0.4 years)	1,000,000	1,000,234
Exeter Automobile Receivables Trust (EART)(b)
2018-2A CL A — 2.79% 2021 (0.4 years)	330,024	329,786
2018-3A CL A — 2.9% 2022 (1.0 years)	884,199	882,497
Marlette Funding Trust (MFT)(b)
2018-3A CL A — 3.2% 2028 (0.9 years)	465,185	465,199
SoFi Consumer Loan Program LLC (SCLP)(b)
2017-6 CL A1 — 2.2% 2026 (0.5 years)	740,361	736,230
World Omni Auto Receivables Trust (WOART)
2018-B CL A1 — 2.25% 2019 (0.1 years)	461,986	461,989
Total Asset-Backed Securities (Cost $8,785,634)		8,783,691

U.S. Treasury – 81.2%	$ Principal
	Amount
	or Shares	$ Value

U.S. Treasury Notes
1.75% 10/31/18	19,500,000	19,495,160
1.25% 11/15/18	13,750,000	13,735,747
1.375% 11/30/18	12,500,000	12,483,972
1.375% 12/31/18	12,500,000	12,473,786
1.125% 1/15/19	4,000,000	3,987,060
1.375% 2/28/19	15,500,000	15,438,242
1.625% 7/31/19	5,300,000	5,258,180
1.75% 9/30/19	5,000,000	4,955,957
Total U.S. Treasury (Cost $87,852,865)		87,828,104

Cash Equivalents – 0.4%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.97%(a)	456,913	456,913
Total Cash Equivalents (Cost $456,913)		456,913
Total Investments in Securities (Cost $107,724,630)		107,697,624
Other Assets Less Other Liabilities — 0.4%		429,316
Net Assets - 100%		108,126,940
Net Asset Value Per Share		10.00

(a)	Rate presented represents the annualized 7-day yield at September 30, 2018.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally, to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

41  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments
September 30, 2018

Municipal Bonds – 99.6%
	% of Net	$ Principal
	Assets	Amount	$ Value

California	0.4
San Diego County Regional Airport Authority, Subordinate
Airport Revenue, Series 2017B, AMT, 5.0%, 7/01/25		200,000	228,458

Colorado	0.2
Colorado Bridge Enterprise, Senior Revenue, Central 70
Project, Series 2017, AMT, 4.0%, 12/31/23		100,000	105,415

District of Columbia	1.1
Metropolitan Washington Airports Authority, Aviation System
Revenue, Refunding, Series 2017A, AMT, 5.0%, 10/01/27		500,000	576,635

Florida	2.9
Greater Orlando Aviation Authority, Priority Subordinated
Airport Facilities Revenue, Series 2017A, AMT,
5.0%, 10/01/25		500,000	566,740
Miami, Dade County, Aviation Revenue,
Series 2010A, 4.25%, 10/01/18		1,000,000	1,000,000
			1,566,740
Illinois	0.2
Cook, Kane, Lake and McHenry Counties and State of
Illinois, General Obligation, Community College
District No. 512, Series 2009A, 5.0%, 12/01/23,
Pre-Refunded 12/01/18 @ 100		100,000	100,523

Nebraska	91.2
Blair, Water System Revenue, Series 2016, AMT,
2.2%, 12/15/22		175,000	170,182
2.45%, 12/15/23		125,000	120,886
2.65%, 12/15/24		100,000	95,133
2.85%, 12/15/25		100,000	95,214
3.0%, 12/15/26		100,000	94,539
3.1%, 12/15/27		100,000	93,786
3.2%, 12/15/28		100,000	93,508
3.35%, 12/15/29		100,000	92,716
3.5%, 12/15/30		100,000	92,551
Buffalo County, General Obligation, Kearney Public
Schools District 0007, Series 2016
2.0%, 12/15/18		305,000	305,085
3.0%, 12/15/24		250,000	256,700
Cass County, General Obligation, Refunding, Weeping
Water Public School District 0022, Series 2017
2.05%, 12/15/25		375,000	346,095
2.2%, 12/15/26		250,000	231,402
Chadron, Sales Tax and General Obligation, Aquatic Center,
Series 2016, 1.6%, 7/15/22		400,000	382,192
Columbus, Combined Revenue, Refunding, Series 2016,
AGM Insured
4.0%, 12/15/26		100,000	109,582
4.0%, 12/15/27		100,000	108,967
Cornhusker Public Power District, Electric System Revenue,
Refunding, Series 2014, 2.25%, 7/01/22		260,000	260,117
Dawson Public Power District, Electric System Revenue,
2.0%, 6/15/26		170,000	157,967
2.1%, 6/15/27		105,000	95,306
Series 2016B
2.5%, 6/15/28		135,000	125,677
3.0%, 6/15/29		245,000	237,616
3.0%, 6/15/30		355,000	340,835
Douglas County, Educational Facility Revenue, Refunding,
Creighton University Project, Series 2010A, 5.6%, 7/01/25,
Pre-Refunded 7/01/20 @ 100		400,000	423,952

	$ Principal
	Amount	$ Value

Douglas County, General Obligation,
Omaha Public School District 0001
Series 2015, 5.0%, 12/15/28	1,000,000	1,137,240
Series 2016, 5.0%, 12/15/29	350,000	406,346
Refunding, Elkhorn Public School District 0010, Series 2016B,
3.0%, 12/15/18	100,000	100,229
Westside Community School District 0066, Series 2015,
2.5%, 12/01/22	250,000	251,080
Douglas County, Hospital Authority #2, Revenue,
Madonna Rehabilitation Hospital Project, Series 2014,
5.0%, 5/15/26	500,000	545,130
Nebraska Medicine, Series 2016, 4.0%, 5/15/32(c)	700,000	726,530
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
Series 2008, 5.5%, 11/01/18, Escrowed to Maturity(b)	155,000	155,448
Series 2015
4.0%, 11/01/18	250,000	250,345
4.0%, 11/01/19	110,000	111,900
5.0%, 11/01/20	100,000	105,390
5.0%, 11/01/21	100,000	107,643
5.0%, 11/01/22	250,000	274,200
Fremont, Combined Utility Revenue, Series 2014B,
3.0%, 7/15/21	370,000	377,344
Hamilton County, General Obligation, Hampton Public
School District 0091, Series 2016, 1.0%, 12/15/19	300,000	295,572
Lincoln-Lancaster County, Public Building Commission,
Lease Revenue,
Refunding, Series 2015, 3.0%, 12/01/19	750,000	759,180
Series 2016, 3.0%, 12/01/25	500,000	515,630
Lincoln, Airport Authority, Revenue, 2014 Series C
2.0%, 7/01/19	190,000	190,180
2.0%, 7/01/21	195,000	194,479
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	645,348
2.5%, 4/01/21	925,000	928,570
Lincoln, Electric System Revenue, Refunding,
Series 2012
5.0%, 9/01/21	1,000,000	1,081,540
5.0%, 9/01/28	1,000,000	1,096,160
Series 2016, 3.0%, 9/01/28	1,000,000	995,730
Lincoln, General Obligation, Highway Allocation Fund,
Refunding, Series 2016
5.0%, 5/15/22	100,000	110,201
5.0%, 5/15/23	135,000	151,894
Lincoln, General Obligation, West Haymarket Joint
Public Agency, Series 2011, 5.0%, 12/15/26	300,000	325,830
Loup River Public Power District, Electric System Revenue,
Refunding, Series 2016
5.0%, 12/01/18	500,000	502,575
5.0%, 12/01/19	500,000	517,450
Madison County, Hospital Authority #1, Revenue,
Faith Regional Health Services Project, Series 2018
3.0%, 7/01/19	100,000	100,314
Refunding, Faith Regional Health Services Project, Series 2017A
5.0%, 7/01/21	475,000	502,944
5.0%, 7/01/23	250,000	271,612
Metropolitan Utilities District of Omaha, Gas System Revenue,
Series 2018, 4.0%, 12/01/27	450,000	482,206
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding,
2009 Series A, BHAC Insured,
5.0%, 4/01/20, Pre-Refunded 4/01/19 @ 100	500,000	507,735
2012 Series A, 5.0%, 4/01/29	300,000	325,071
2016 Series A
5.0%, 4/01/21	250,000	266,793
5.0%, 4/01/27	350,000	403,204

The accompanying notes form an integral part of these financial statements.

42  |  Q3 2018 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value

Nebraska, Certificates of Participation,
Series 2015C
1.45%, 9/15/19	360,000	356,422
1.7%, 9/15/20	200,000	198,068
Series 2016A, 2.0%, 2/15/19	750,000	750,293
Series 2017B, 1.35%, 7/15/20	785,000	767,761
Series 2018A, 2.1%, 7/15/21	860,000	857,214
Nebraska Investment Financial Authority, Single Family
Housing Revenue, 2016 Series C, 1.85%, 3/01/23	100,000	97,381
Nebraska Public Power District, Revenue,
2012 Series A
4.0%, 1/01/21	500,000	520,845
5.0%, 1/01/21	500,000	531,765
2012 Series B, 3.0%, 1/01/24	1,000,000	1,019,200
2015 Series A-2, 5.0%, 1/01/24	250,000	270,995
2016 Series C
4.0%, 1/01/19	880,000	884,611
5.0%, 1/01/35	480,000	535,795
Nebraska State Colleges, Facilities Corp., Deferred
Maintenance Revenue, Refunding, Series 2016,
AGM Insured, 4.0%, 7/15/28	750,000	796,883
Nebraska State Colleges, Student Fees and Facilities
Revenue, Wayne State College Project, Series 2016,
3.0%, 7/01/19	120,000	120,812
North Platte, Sewer System Revenue, Refunding,
Series 2015, 3.0%, 6/15/24	250,000	251,570
Omaha-Douglas County, General Obligation, Public
Building Commission, Series 2014, 5.0%, 5/01/26	725,000	790,076
Omaha, General Obligation, Refunding,
Series 2008
5.0%, 6/01/20	255,000	255,640
5.25%, 10/15/19, Pre-Refunded 10/15/18 @ 100	250,000	250,320
Series 2012B, 3.0%, 11/15/24	400,000	410,464
Various Purpose and Refunding, Series 2016A
4.0%, 4/15/22	815,000	866,638
4.0%, 4/15/23	185,000	199,134
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project
Refunding, Series 2016A, 4.0%. 6/01/28	1,335,000	1,423,871
Series 2009
4.125%, 6/01/25, Pre-Refunded 6/01/19 @ 100	250,000	253,598
5.0%, 6/01/23, Pre-Refunded 6/01/19 @ 100	770,000	785,500
Series 2010, 4.125%, 6/01/29(b)	650,000	665,275
Omaha Public Power District,
Electric System Revenue
2012 Series A, 5.0%, 2/01/24, Pre-Refunded
2/01/22 @ 100	2,000,000	2,187,600
2015 Series A, 2.85%, 2/01/27	500,000	499,990
Separate Electric System Revenue
2015 Series A, 5.0%, 2/01/19	500,000	504,950
Omaha, Sanitary Sewerage System Revenue,
Refunding, Series 2016
5.0%, 4/01/26	250,000	290,448
4.0%, 4/01/31	350,000	367,343
Series 2014, 5.0%, 11/15/22	200,000	221,518
Papillion, General Obligation, Tax Supported Recreational
Facilities, Series 2017, 3.0%, 9/15/24	420,000	427,778
Papillion-La Vista, General Obligation, Sarpy County
School District #27,
Refunding, Series 2017A
2.05%, 12/01/24	150,000	144,831
2.2%, 12/01/25	150,000	145,118
2.3%, 12/01/26	275,000	263,467
Series 2009, 5.0%, 12/01/28, Pre-Refunded 12/01/18 @ 100 500,000		502,615

	$ Principal
	Amount	$ Value

Papio-Missouri River Natural Resources District, General
Obligation, Flood Protection and Water Quality Enhancement,
Refunding, Series 2017, 5.0%, 12/15/26	185,000	201,663
Series 2015
2.0%, 12/15/20	100,000	99,614
2.25%, 12/15/21	100,000	99,386
4.0%, 12/15/24	100,000	102,736
4.0%, 12/15/25	100,000	102,685
Public Power Generation Agency, Revenue, Refunding,
Whelan Energy Center Unit 2, 2015 Series A, 5.0%, 1/01/28 200,000		223,106
Sarpy County, General Obligation, Bellevue Public School
District 0001, Series 2017
5.0%, 12/15/27	250,000	293,168
5.0%, 12/15/29	550,000	642,681
Sarpy County, Certificates of Participation,
Series 2016, 1.75%, 6/15/26	500,000	456,350
Sarpy County, Recovery Zone Facility Certificates of
Participation, Series 2010
2.35%, 12/15/18	155,000	155,152
2.6%, 12/15/19	135,000	135,988
South Sioux City, Combined Electric, Water and Sewer Revenue,
Refunding, Series 2014A
1.9%, 6/01/20	280,000	279,815
2.25%, 6/01/21	250,000	250,520
Southeast Community College Area, Certificates of
Participation, Series 2018, 3.0%, 12/15/22	400,000	410,824
Thayer County, General Obligation Hospital, Refunding,
Series 2017, 1.3%, 9/01/20	400,000	389,396
University of Nebraska, Facilities Corp.,
Lease Rental Revenue, NCTA Education Center/Student
Housing Project, Series 2011, 3.75% 6/15/19	285,000	288,637
Revenue, Refunding, Health Center and College of
Nursing Projects, Series 2016, 5.0%, 7/15/29	380,000	440,120
Revenue, UNMC Global Center Project, Series 2017,
5.0%, 12/15/18	1,000,000	1,006,330
University of Nebraska, University Revenue,
Kearney Student Housing Project, Series 2017
3.0%, 7/01/25	100,000	102,085
2.5%, 7/01/26	210,000	204,431
3.0%, 7/01/27	100,000	100,457
Lincoln Student Fees and Facilities
Refunding, Series 2012, 5.0%, 7/01/23	750,000	824,828
Series 2015A, 2.0%, 7/01/19	600,000	600,084
Refunding, Omaha Student Housing Project,
Series 2017A, 5.0%, 5/15/30	100,000	116,632
Series 2017B, 5.0%, 5/15/30	725,000	845,582
Upper Republican Natural Resources District, Limited
Obligation Occupation Tax, River Flow Enhancement,
Refunding, Series 2017B, AGM Insured
4.0%, 12/15/25	245,000	258,098
4.0%, 12/15/27	395,000	413,865
Village of Boys Town, Revenue, Refunding, Boys Town
Project, Series 2017, 3.0%, 9/01/28	700,000	697,606
Washington County, General Obligation, Refunding,
Blair Community School District 0001, Series 2015,
2.5%, 12/15/24	305,000	304,994
		49,511,673

The accompanying notes form an integral part of these financial statements.

43  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

NEBRASKA TAX-FREE INCOME FUND (CONTINUED)

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value

Texas	3.2
Angelina County Junior College District, Limited
Tax General Obligation, Series 2009, AGM Insured,
4.25%, 2/15/23		250,000	252,203
Austin, Airport System Revenue, Series 2017B,
AMT, 5.0%, 11/15/26		250,000	285,400
El Paso International Airport, Revenue, Series 2018,
AMT, 5.0%, 8/15/20		500,000	525,395
Harris County, Tax and Subordinate Lien Revenue,
Refunding, Series 2009C, 5.0%, 8/15/23		110,000	112,905
Houston, General Obligation, Public Improvement,
Refunding, Series 2014A, 5.0%, 3/01/26		500,000	559,420
			1,735,323
Washington	0.4
Port of Seattle, Intermediate Lien Revenue,
Series 2017C, AMT, 5.0%, 5/01/26		200,000	227,956
Total Municipal Bonds (Cost $54,914,836)			54,052,723

Cash Equivalents – 0.4%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.97%(a)		236,754	236,754
Total Cash Equivalents (Cost $236,754)			236,754
Total Investments in Securities (Cost $55,151,590)			54,289,477
Other Liabilities in Excess of Other Assets - (0.0%)			(10,875)
Net Assets - 100%			54,278,602
Net Asset Value Per Share			9.70

(a)	Rate presented represents the annualized 7-day yield at September 30, 2018.
(b)	Annual sinking fund
(c)	Security designated to cover an unsettled bond purchase.

The accompanying notes form an integral part of these financial statements.

44  |  Q3 2018 SEMI-ANNUAL REPORT

This page intentionally left blank

45   |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2018
(In U.S. dollars, except share data)	Value	Partners Value	Partners III Opportunity	Hickory	Balanced	Core Plus Income	Short Duration Income	Ultra Short Government	Nebraska Tax-Free Income
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	820,137,933	656,200,265	625,010,711	235,768,280	122,505,398	53,121,824	976,651,690	107,697,624	54,289,477
Controlled affiliates(a)	—	—	23,993,900	—	—	—	—	—	—
	820,137,933	656,200,265	649,004,611	235,768,280	122,505,398	53,121,824	976,651,690	107,697,624	54,289,477
Accrued interest and dividends receivable	397,278	135,132	262,963	168,431	495,513	343,695	5,710,999	521,888	583,037
Due from broker	—	—	201,100,310	—	—	—	—	—	—
Receivable for fund shares sold	117,855	3,772	339	1,571	—	—	547,067	—	—
Total assets	820,653,066	656,339,169	850,368,223	235,938,282	123,000,911	53,465,519	982,909,756	108,219,512	54,872,514
Liabilities:
Dividends payable on securities sold short	—	—	740,409	—	—	—	—	—	—
Due to adviser	899,354	690,906	687,612	277,737	85,697	18,694	410,165	17,521	67,192
Options written, at value(b)	—	—	723,500	—	—	—	—	—	—
Payable for securities purchased	2,243,925	1,997,800	—	—	332,197	—	—	—	526,720
Payable for fund shares redeemed	203,537	50,751	131,998	384,688	4,173	—	1,498,670	50,000	—
Securities sold short(c)	—	—	194,474,000	—	—	—	—	—	—
Other	—	—	—	3,713	—	—	—	25,051	—
Total liabilities	3,346,816	2,739,457	196,757,519	666,138	422,067	18,694	1,908,835	92,572	593,912
Net assets	817,306,250	653,599,712	653,610,704	235,272,144	122,578,844	53,446,825	981,000,921	108,126,940	54,278,602
Composition of net assets:
Paid-in capital	484,494,843	386,776,160	421,560,695	145,148,703	102,218,769	54,208,688	989,165,534	108,159,186	55,202,189
Accumulated undistributed net investment income (loss)	(2,216,034)	(941,229)	(2,736,754)	(425,211)	568,521	13,859	290,301	1,610	3,205
Accumulated net realized gain (loss)	33,283,573	41,774,091	10,412,164	12,486,542	2,724,005	(26,650)	(1,346,248)	(6,850)	(64,679)
Net unrealized appreciation (depreciation) of investments	301,743,868	225,990,690	224,374,599	78,062,110	17,067,549	(749,072)	(7,108,666)	(27,006)	(862,113)
Net assets	817,306,250	653,599,712	653,610,704	235,272,144	122,578,844	53,446,825	981,000,921	108,126,940	54,278,602
Net assets(d):
Investor Class	590,055,018	310,831,595	21,772,390	235,272,144	122,578,844	8,393,059	102,037,337		54,278,602
Institutional Class	227,251,232	342,768,117	631,838,314			45,053,766	878,963,584	108,126,940
Shares outstanding(d)(e):
Investor Class	13,306,567	9,617,663	1,546,634	4,591,708	8,719,764	837,625	8,474,902		5,596,869
Institutional Class	5,073,529	10,498,774	43,427,656			4,495,656	72,868,544	10,815,939
Net asset value, offering and redemption price(d):
Investor Class	44.34	32.32	14.08	51.24	14.06	10.02	12.04		9.70
Institutional Class	44.79	32.65	14.55			10.02	12.06	10.00

(a) Cost of investments in securities:
Unaffiliated issuers	518,394,065	430,209,575	359,777,765	157,706,170	105,437,849	53,870,896	983,760,356	107,724,630	55,151,590
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—
	518,394,065	430,209,575	362,677,144	157,706,170	105,437,849	53,870,896	983,760,356	107,724,630	55,151,590
(b) Premiums from options written	—	—	549,466	—	—	—	—	—	—
(c) Proceeds from short sales	—	—	132,695,166	—	—	—	—	—	—
(d) Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class
(e) Indefinite number of no par value shares authorized

The accompanying notes form an integral part of these financial statements.

46  |  Q3 2018 SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS
Six months ended September 30, 2018

(In U.S. dollars)	Value	Partners Value	Partners III Opportunity	Hickory	Balanced	Core Plus Income	Short Duration Income	Ultra Short Government	Nebraska Tax-Free Income
Investment income:
Dividends:
Unaffiliated issuers(a)	2,410,336	2,390,477	1,970,250	876,225	391,781	8,910	238,500	—	—
Interest	754,252	696,928	1,513,381	426,728	742,070	747,213	14,507,179	1,056,131	657,114
Total investment income	3,164,588	3,087,405	3,483,631	1,302,953	1,133,851	756,123	14,745,679	1,056,131	657,114
Fees and expenses:
Investment advisory	3,604,997	2,932,764	3,256,678	1,194,421	420,877	94,616	2,113,290	158,404	115,339
Administrative	260,496	230,619	203,422	167,981	99,292	49,267	307,291	66,323	55,498
Shareholder servicing:
Investor Class	520,575	326,119	31,455	—	—	5,093	153,476	—	—
Institutional Class	19,050	43,996	107,781	—	—	10,377	496,212	5,280	—
Custody and fund accounting	55,698	46,099	52,545	29,878	37,648	39,601	88,279	33,038	37,800
Dividends on securities sold short	—	—	1,476,704	—	—	—	—	—	—
Professional	41,257	39,165	38,743	22,313	17,110	15,470	58,465	16,357	14,471
Registration	21,300	23,450	23,930	11,552	11,100	17,950	35,800	11,900	2,739
Sub-transfer agent	103,614	58,462	44,713	43,395	19,408	21,726	55,368	16,322	12,149
Trustees	43,936	35,405	35,527	12,907	6,736	2,673	58,170	5,740	3,062
Other	67,786	45,779	38,497	20,820	8,674	3,705	94,041	7,568	3,894
	4,738,709	3,781,858	5,309,995	1,503,267	620,845	260,478	3,460,392	320,932	244,952
Less expenses waived/reimbursed by investment adviser	(95,627)	(124,432)	—	—	(56,239)	(158,403)	(816,349)	(215,330)	—
Net expenses	4,643,082	3,657,426	5,309,995	1,503,267	564,606	102,075	2,644,043	105,602	244,952
Net investment income (loss)	(1,478,494)	(570,021)	(1,826,364)	(200,314)	569,245	654,048	12,101,636	950,529	412,162
Realized and unrealized gain
(loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	33,287,792	41,777,253	15,625,041	12,488,081	2,725,622	(502)	1,960,627	(4,843)	8,587
Options written	—	—	430,051	—	—	—	—	—	—
Securities sold short	—	—	(5,632,126)	—	—	—	—	—	—
Net realized gain (loss)	33,287,792	41,777,253	10,422,966	12,488,081	2,725,622	(502)	1,960,627	(4,843)	8,587
Net unrealized appreciation (depreciation):
Unaffiliated issuers	31,406,007	(4,244,134)	30,777,250	(1,957,806)	1,483,698	(366,013)	(5,669,399)	11,028	(307,145)
Controlled affiliates	—	—	12,394,200	—	—	—	—	—	—
Options written	—	—	(439,219)	—	—	—	—	—	—
Securities sold short	—	—	(16,489,027)	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	31,406,007	(4,244,134)	26,243,204	(1,957,806)	1,483,698	(366,013)	(5,669,399)	11,028	(307,145)
Net realized and unrealized gain (loss) on investments	64,693,799	37,533,119	36,666,170	10,530,275	4,209,320	(366,515)	(3,708,772)	6,185	(298,558)
Net increase (decrease) in net assets resulting
from operations	63,215,305	36,963,098	34,839,806	10,329,961	4,778,565	287,533	8,392,864	956,714	113,604

(a) Foreign taxes withheld	—	—	—	7,425	5,475	—	—	—	—

The accompanying notes form an integral part of these financial statements.
47   |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

STATEMENTS OF CHANGES IN NET ASSETS
		Value		Partners Value	Partners III Opportunity			Hickory
	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	Sept. 30, 2018	Year ended	Sept. 30, 2018	Year ended	Sept. 30, 2018	Year ended	Sept. 30, 2018	Year ended
(In U.S. dollars)	(Unaudited)	March 31, 2018	(Unaudited)	March 31, 2018	(Unaudited)	March 31, 2018	(Unaudited)	March 31, 2018
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(1,478,494)	(3,008,861)	(570,021)	(2,419,845)	(1,826,364)	(5,545,655)	(200,314)	(1,731,750)
Net realized gain (loss)	33,287,792	62,971,261	41,777,253	35,922,927	10,422,966	47,907,638	12,488,081	23,837,210
Net unrealized appreciation
(depreciation)	31,406,007	13,403,481	(4,244,134)	(1,698,449)	26,243,204	(28,886,726)	(1,957,806)	(15,569,568)
Net increase (decrease)
in net assets resulting
from operations	63,215,305	73,365,881	36,963,098	31,804,633	34,839,806	13,475,257	10,329,961	6,535,892
Distributions to shareholders from:
Net investment income(a):
Investor Class	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net realized gains(a):
Investor Class	(25,563,496)	(43,230,191)	(7,655,063)	(8,283,431)	(1,414,598)	(1,237,322)	(11,702,247)	(12,830,462)
Institutional Class	(9,634,453)	(14,133,559)	(7,950,425)	(7,418,949)	(37,974,023)	(28,992,835)
Total distributions	(35,197,949)	(57,363,750)	(15,605,488)	(15,702,380)	(39,388,621)	(30,230,157)	(11,702,247)	(12,830,462)
Fund share transactions(a):
Investor Class	(8,428,364)	(72,382,271)	(27,961,601)	(109,960,340)	(2,767,648)	(2,909,506)	(5,963,645)	(23,596,529)
Institutional Class	12,313,402	11,492,448	81,762	15,256,368	7,085,778	(16,220,456)
Net increase (decrease) from
fund share transactions	3,885,038	(60,889,823)	(27,879,839)	(94,703,972)	4,318,130	(19,129,962)	(5,963,645)	(23,596,529)
Total increase (decrease) in
net assets	31,902,394	(44,887,692)	(6,522,229)	(78,601,719)	(230,685)	(35,884,862)	(7,335,931)	(29,891,099)
Net assets:
Beginning of period	785,403,856	830,291,548	660,121,941	738,723,660	653,841,389	689,726,251	242,608,075	272,499,174
End of period	817,306,250	785,403,856	653,599,712	660,121,941	653,610,704	653,841,389	235,272,144	242,608,075
Undistributed net investment
income (loss)	(2,216,034)	(737,540)	(941,229)	(371,208)	(2,736,754)	(910,390)	(425,211)	(224,897)

(a) Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class

The accompanying notes form an integral part of these financial statements.

48  |  Q3 2018 SEMI-ANNUAL REPORT

					Short Duration		Ultra Short		Nebraska
	Balanced	Core Plus Income			Income		Government	Tax-Free Income
Six months		Six months		Six months		Six months		Six months
ended		ended		ended		ended		ended
Sept. 30, 2018	Year ended	Sept. 30, 2018	Year ended	Sept. 30, 2018	Year ended	Sept. 30, 2018	Year ended	Sept. 30, 2018	Year ended
(Unaudited)	March 31, 2018	(Unaudited)	March 31, 2018	(Unaudited)	March 31, 2018	(Unaudited)	March 31, 2018	(Unaudited)	March 31, 2018
569,245	671,396	654,048	931,498	12,101,636	25,078,748	950,529	940,684	412,162	862,206
2,725,622	7,257,714	(502)	(6,975)	1,960,627	1,415,995	(4,843)	(228)	8,587	(34,006)
1,483,698	356,714	(366,013)	(493,281)	(5,669,399)	(18,992,174)	11,028	(2,236)	(307,145)	(846,001)

4,778,565	8,285,824	287,533	431,242	8,392,864	7,502,569	956,714	938,220	113,604	(17,801)

(221,962)	(452,372)	(101,986)	(157,148)	(1,188,542)	(2,045,826)			(454,817)	(818,694)
		(568,809)	(748,946)	(11,173,403)	(22,624,511)	(950,529)	(940,684)
(5,681,039)	(2,851,555)	—	(21,045)	—	—			—	—
		—	(85,223)	—	—	—	—
(5,903,001)	(3,303,927)	(670,795)	(1,012,362)	(12,361,945)	(24,670,337)	(950,529)	(940,684)	(454,817)	(818,694)
1,634,090	(1,101,597)	1,182,040	851,560	(10,774,412)	20,043,162			(3,984,116)	(3,532,391)
		13,479,713	8,522,073	(135,455,691)	(69,764,710)	3,958,778	6,135,346

1,634,090	(1,101,597)	14,661,753	9,373,633	(146,230,103)	(49,721,548)	3,958,778	6,135,346	(3,984,116)	(3,532,391)
509,654	3,880,300	14,278,491	8,792,513	(150,199,184)	(66,889,316)	3,964,963	6,132,882	(4,325,329)	(4,368,886)
122,069,190	118,188,890	39,168,334	30,375,821	1,131,200,105	1,198,089,421	104,161,977	98,029,095	58,603,931	62,972,817
122,578,844	122,069,190	53,446,825	39,168,334	981,000,921	1,131,200,105	108,126,940	104,161,977	54,278,602	58,603,931

568,521	221,238	13,859	30,606	290,301	550,610	1,610	1,610	3,205	45,860

The accompanying notes form an integral part of these financial statements.
49  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

STATEMENT OF CASH FLOWS
Partners III Opportunity
Six months ended September 30, 2018
(In U.S. dollars)

Increase (decrease) in cash:

Cash flows from operating activities:
Net increase in net assets from operations	34,839,806
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(85,781,122)
Proceeds from sale of investment securities	104,003,231
Short positions covered	(15,267,653)
Sale of short-term investment securities, net	28,086,919
Net unrealized appreciation on investments, options and short sales	(26,243,204)
Net realized gain on investments, options and short sales	(10,422,966)
Increase in accrued interest and dividends receivable	(96,616)
Decrease in due from broker	6,660,457
Decrease in receivable for fund shares sold	38,825
Increase in dividends payable on securities sold short	88,315
Decrease in due to adviser	(21,561)
Decrease in payable for securities purchased	(891,731)
Increase in payable for fund shares redeemed	77,791
Net cash provided by operating activities	35,070,491

Cash flows from financing activities:
Proceeds from sales of fund shares	10,685,179
Payments for redemptions of fund shares	(44,634,969)
Cash distributions to shareholders	(1,120,701)
Net cash used in financing activities	(35,070,491)

Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—

Balance, end of period	—
Noncash financing activities:
Reinvestment of shareholder distributions	38,267,920

The accompanying notes form an integral part of these financial statements.

50  |  Q3 2018 SEMI-ANNUAL REPORT

This page intentionally left blank

51  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

FINANCIAL HIGHLIGHTS
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.
		Income (loss) from Investment Operations			Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions

Value - Investor Class
Six months ended 9/30/2018	42.92	(0.09)(a)	3.49	3.40	—	(1.98)	(1.98)
2018	42.20	(0.18)(a)	3.96	3.78	—	(3.06)	(3.06)
2017	38.43	(0.16)(a)	3.93	3.77	—	—	—
2016	46.93	(0.25)(a)	(3.27)	(3.52)	—	(4.98)	(4.98)
2015	46.20	(0.24)(a)	4.76	4.52	—	(3.79)	(3.79)
2014	38.61	(0.17)	7.76	7.59	—	—	—

Value - Institutional Class
Six months ended 9/30/2018	43.29	(0.04)(a)	3.52	3.48	—	(1.98)	(1.98)
2018	42.44	(0.09)(a)	4.00	3.91	—	(3.06)	(3.06)
2017	38.56	(0.08)(a)	3.96	3.88	—	—	—
2016	46.99	(0.17)(a)	(3.28)	(3.45)	—	(4.98)	(4.98)
Eight months ended 3/31/2015(b)	44.80	(0.26)(a)	4.50	4.24	—	(2.05)	(2.05)

Partners Value - Investor Class
Six months ended 9/30/2018	31.31	(0.05)(a)	1.83	1.78	—	(0.77)	(0.77)
2018	30.72	(0.15)(a)	1.47	1.32	—	(0.73)	(0.73)
2017	27.66	(0.09)(a)	3.15	3.06	—	—	—
2016	35.05	(0.14)(a)	(3.47)	(3.61)	—	(3.78)	(3.78)
2015	33.20	(0.14)(a)	3.09	2.95	—	(1.10)	(1.10)
2014	27.75	(0.14)	5.59	5.45	—	—	—

Partners Value - Institutional Class
Six months ended 9/30/2018	31.59	(0.01)(a)	1.84	1.83	—	(0.77)	(0.77)
2018	30.91	(0.06)(a)	1.47	1.41	—	(0.73)	(0.73)
2017	27.75	(0.02)(a)	3.18	3.16	—	—	—
2016	35.09	(0.08)(a)	(3.48)	(3.56)	—	(3.78)	(3.78)
Eight months ended 3/31/2015(b)	33.22	(0.11)(a)	2.91	2.80	—	(0.93)	(0.93)

Partners III Opportunity - Investor Class
Six months ended 9/30/2018	14.28	(0.08)(a)	0.80	0.72	—	(0.92)	(0.92)
2018	14.74	(0.19)(a)	0.40	0.21	—	(0.67)	(0.67)
2017	13.73	(0.20)(a)	1.40	1.20	—	(0.19)	(0.19)
2016	17.12	(0.25)(a)	(1.30)	(1.55)	—	(1.84)	(1.84)
2015	16.43	(0.22)(a)	1.41	1.19	—	(0.50)	(0.50)
2014	14.26	(0.17)(a)	2.71	2.54	—	(0.37)	(0.37)

Partners III Opportunity - Institutional Class
Six months ended 9/30/2018	14.69	(0.04)(a)	0.82	0.78	—	(0.92)	(0.92)
2018	15.07	(0.12)(a)	0.41	0.29	—	(0.67)	(0.67)
2017	13.96	(0.13)(a)	1.43	1.30	—	(0.19)	(0.19)
2016	17.31	(0.19)(a)	(1.32)	(1.51)	—	(1.84)	(1.84)
2015	16.55	(0.17)(a)	1.43	1.26	—	(0.50)	(0.50)
2014	14.33	(0.12)(a)	2.71	2.59	—	(0.37)	(0.37)

Hickory
Six months ended 9/30/2018	51.58	(0.05)	2.27	2.22	—	(2.56)	(2.56)
2018	53.11	(0.37)	1.55	1.18	—	(2.71)	(2.71)
2017	47.59	(0.25)	5.77	5.52	—	—	—
2016	59.51	(0.30)	(4.79)	(5.09)	—	(6.83)	(6.83)
2015	57.87	(0.35)	5.00	4.65	—	(3.01)	(3.01)
2014	50.22	(0.34)	7.99	7.65	—	—	—

* Annualized
† Not Annualized
(a)  Based on average daily shares outstanding
(b)  Initial offering of shares on July 31, 2014
(c)  Included in the expense ratio is 0.00%, 0.00%, 0.08%, 0.27%, 0.24% and 0.11% related to interest expense and 0.44%, 0.47%, 0.54%, 0.50%, 0.29% and 0.16% related to dividend expense on securities sold short for the periods ended September 30, 2018, March 31, 2018, 2017, 2016, 2015 and 2014, respectively.
(d)  Included in the expense ratio is 0.00%, 0.00%, 0.08%, 0.27%, 0.24% and 0.12% related to interest expense and 0.45%, 0.47%, 0.55%, 0.51%, 0.29% and 0.15% related to dividend expense on securities sold short for the periods ended September 30, 2018, March 31, 2018, 2017, 2016, 2015 and 2014, respectively.

The accompanying notes form an integral part of these financial statements.

52  |  Q3 2018 SEMI-ANNUAL REPORT

	Ratios/Supplemental Data
			Ratio of expenses
			to average net assets
					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total Return (%)	period ($000)	waivers (%)	waivers (%)	net assets (%)	rate (%)

44.34	8.21†	590,055	1.22*	1.22*	(0.43)*	12†
42.92	9.23	578,345	1.22	1.22	(0.42)	15
42.20	9.81	638,993	1.24	1.22	(0.42)	24
38.43	(8.05)	738,086	1.23	1.18	(0.59)	47
46.93	10.19	940,646	1.20	1.18	(0.54)	36
46.20	19.66	1,167,282	1.18	1.18	(0.41)	19

44.79	8.36†	227,251	1.08*	0.99*	(0.20)*	12†
43.29	9.46	207,059	1.09	0.99	(0.20)	15
42.44	10.06	191,299	1.10	0.99	(0.19)	24
38.56	(7.88)	192,310	1.08	0.99	(0.39)	47
46.99	9.57†	200,254	1.08*	0.99*	(0.87)*	36

32.32	5.83†	310,832	1.26*	1.26*	(0.31)*	18†
31.31	4.28	328,648	1.25	1.25	(0.46)	12
30.72	11.06	429,226	1.27	1.24	(0.33)	16
27.66	(10.61)	531,353	1.26	1.18	(0.45)	31
35.05	8.99	789,853	1.22	1.18	(0.42)	26
33.20	19.64	1,074,499	1.18	1.18	(0.46)	19

32.65	5.94†	342,768	1.06*	0.99*	(0.04)*	18†
31.59	4.55	331,474	1.07	0.99	(0.20)	12
30.91	11.39	309,497	1.07	0.99	(0.08)	16
27.75	(10.45)	297,290	1.07	0.99	(0.25)	31
35.09	8.51†	317,973	1.05*	0.99*	(0.49)*	26

14.08	5.30†	21,772	2.17*(c)	2.17*(c)	(1.11)*	16†
14.28	1.49	24,808	2.14(c)	2.14(c)	(1.30)	31
14.74	8.94	28,561	2.29(c)	2.29(c)	(1.43)	23
13.73	(9.56)	35,461	2.33(c)	2.33(c)	(1.63)	46
17.12	7.38	68,490	2.06(c)	2.01(c)	(1.33)	45
16.43	17.94	78,586	1.84(c)	1.68(c)	(1.10)	20

14.55	5.57†	631,838	1.61*(d)	1.61*(d)	(0.54)*	16†
14.69	2.01	629,034	1.63(d)	1.63(d)	(0.79)	31
15.07	9.52	661,165	1.80(d)	1.80(d)	(0.93)	23
13.96	(9.20)	677,019	1.95(d)	1.95(d)	(1.26)	46
17.31	7.76	1,014,821	1.69(d)	1.69(d)	(1.00)	45
16.55	18.20	1,163,661	1.43(d)	1.43(d)	(0.78)	20

51.24	4.46†	235,272	1.26*	1.26*	(0.17)*	10†
51.58	2.15	242,608	1.24	1.24	(0.65)	20
53.11	11.60	272,499	1.25	1.25	(0.44)	7
47.59	(9.04)	298,170	1.24	1.24	(0.50)	27
59.51	8.31	445,167	1.23	1.23	(0.54)	26
57.87	15.23	517,640	1.22	1.22	(0.62)	30

The accompanying notes form an integral part of these financial statements.

53  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

FINANCIAL HIGHLIGHTS (CONTINUED)
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.
		Income (loss) from Investment Operations				Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions

Balanced
Six months ended 9/30/2018	14.20	0.07	0.48	0.55	(0.03)	(0.66)	(0.69)
2018	13.63	0.08	0.87	0.95	(0.05)	(0.33)	(0.38)
2017	13.24	0.01	0.80	0.81	(0.03)	(0.39)	(0.42)
2016	14.07	0.02	(0.13)	(0.11)	—	(0.72)	(0.72)
2015	14.22	(0.02)	0.54	0.52	—	(0.67)	(0.67)
2014	13.58	(0.03)	1.34	1.31	—#	(0.67)	(0.67)

Core Plus Income-Investor Class
Six months ended 9/30/2018	10.09	0.13(a)	(0.07)	0.06	(0.13)	—	(0.13)
2018	10.23	0.23(a)	(0.12)	0.11	(0.22)	(0.03)	(0.25)
2017	10.15	0.23(a)	0.21	0.44	(0.23)	(0.13)	(0.36)
2016	10.21	0.22(a)	(0.04)	0.18	(0.22)	(0.02)	(0.24)
Eight months ended 3/31/2015(b)	10.00	0.09(a)	0.20	0.29	(0.08)	—	(0.08)

Core Plus Income-Institutional Class
Six months ended 9/30/2018	10.10	0.14(a)	(0.08)	0.06	(0.14)	—	(0.14)
2018	10.23	0.25(a)	(0.11)	0.14	(0.24)	(0.03)	(0.27)
2017	10.15	0.25(a)	0.21	0.46	(0.25)	(0.13)	(0.38)
2016	10.20	0.25(a)	(0.04)	0.21	(0.24)	(0.02)	(0.26)
Eight months ended 3/31/2015(b)	10.00	0.10(a)	0.20	0.30	(0.10)	—	(0.10)

Short Duration Income-Investor Class
Six months ended 9/30/2018	12.09	0.13(a)	(0.04)	0.09	(0.14)	—	(0.14)
2018	12.27	0.23(a)	(0.18)	0.05	(0.23)	—	(0.23)
2017	12.28	0.23(a)	0.04	0.27	(0.24)(e)	(0.04)	(0.28)
2016	12.48	0.22(a)	(0.15)	0.07	(0.23)	(0.04)	(0.27)
2015	12.49	0.19(a)	0.02	0.21	(0.21)	(0.01)	(0.22)
2014	12.67	0.19(a)	(0.15)	0.04	(0.22)	—	(0.22)

Short Duration Income-Institutional Class
Six months ended 9/30/2018	12.11	0.14(a)	(0.04)	0.10	(0.15)	—	(0.15)
2018	12.29	0.26(a)	(0.18)	0.08	(0.26)	—	(0.26)
2017	12.30	0.26(a)	0.04	0.30	(0.27)(e)	(0.04)	(0.31)
2016	12.50	0.25(a)	(0.15)	0.10	(0.26)	(0.04)	(0.30)
2015	12.51	0.22(a)	0.02	0.24	(0.24)	(0.01)	(0.25)
2014	12.68	0.22(a)	(0.15)	0.07	(0.24)	—	(0.24)

Ultra Short Government(c)
Six months ended 9/30/2018	10.00	0.09	—#	0.09	(0.09)	—	(0.09)
2018	10.00	0.09	—#	0.09	(0.09)	—	(0.09)
2017	10.00	0.03	—#	0.03	(0.03)	—	(0.03)
2016	10.00	—#	—#	—#	—#	—#	—#
2015	10.00	—#	—#	—#	—#	—	—#
2014	10.00	—#	—#	—#	—#	—#	—#

Nebraska Tax-Free Income
Six months ended 9/30/18	9.76	0.07	(0.05)	0.02	(0.08)	—	(0.08)
2018	9.90	0.14	(0.15)	(0.01)	(0.13)	—	(0.13)
2017	10.12	0.17	(0.22)	(0.05)	(0.17)	—	(0.17)
2016	10.19	0.18	(0.06)	0.12	(0.19)	—	(0.19)
2015	10.19	0.22	—#	0.22	(0.22)	—	(0.22)
2014	10.44	0.23	(0.20)	0.03	(0.23)	(0.05)	(0.28)

*  Annualized
† Not Annualized
# Amount less than $0.01
(a)  Based on average daily shares outstanding
(b)  Initial offering of shares on July 31, 2014
(c)  Prior to December 16, 2016, this Fund was known as the Government Money Market Fund. All per share amounts, for all periods, have been adjusted to reflect a 1-for-10 reverse split, which was effective December 16, 2016. In addition, on December 16, 2016, the Fund changed from a constant $1.00 net asset value per share money market fund to an ultra short government fund (that is not a money market fund).
(d)  Because calculations of portfolio turnover exclude securities whose maturity or expiration date was one year or less when the Fund acquired the securities, the Fund has no portfolio turnover information to report for this period.
(e)  Includes a return of capital distribution of less than $0.01.

The accompanying notes form an integral part of these financial statements.

54  |  Q3 2018 SEMI-ANNUAL REPORT

	Ratios/Supplemental Data
			Ratio of expenses
			to average net assets
					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total Return (%)	period ($000)	waivers (%)	waivers (%)	net assets (%)	rate (%)

14.06	4.02†	122,579	1.01*	0.92*	0.92*	15†
14.20	7.06	122,069	1.05	1.00	0.55	40
13.63	6.32	118,189	1.11	1.11	0.10	26
13.24	(0.80)	111,488	1.11	1.11	0.12	35
14.07	3.73	125,578	1.09	1.09	(0.12)	37
14.22	9.86	126,904	1.10	1.10	(0.20)	36

10.02	0.51†	8,393	1.57*	0.60*	2.59*	18†
10.09	1.20	7,274	1.65	0.60	2.26	43
10.23	4.41	6,522	1.90	0.77	2.26	54
10.15	1.78	4,809	2.35	0.85	2.20	26
10.21	2.90†	3,950	3.17*	0.85*	1.39*	8†

10.02	0.61†	45,054	1.01*	0.40*	2.79*	18†
10.10	1.40	31,895	1.09	0.40	2.47	43
10.23	4.61	23,854	1.22	0.57	2.47	54
10.15	2.06	15,108	1.37	0.65	2.39	26
10.20	2.96†	11,804	2.54*	0.65*	1.56*	8†

12.04	0.72†	102,037	0.93*	0.68*	2.11*	11†
12.09	0.44	113,238	0.91	0.68	1.93	34
12.27	2.15	94,817	0.93	0.80	1.85	38
12.28	0.58	100,948	0.91	0.85	1.77	23
12.48	1.64	113,709	0.89	0.84	1.51	30
12.49	0.35	111,675	0.91	0.81	1.55	36

12.06	0.82†	878,964	0.62*	0.48*	2.31*	11†
12.11	0.63	1,017,962	0.62	0.48	2.12	34
12.29	2.38	1,103,272	0.62	0.58	2.07	38
12.30	0.83	1,155,054	0.62	0.62	2.00	23
12.50	1.88	1,291,524	0.61	0.61	1.73	30
12.51	0.56	1,427,037	0.61	0.61	1.73	36

10.00	0.90†	108,127	0.61*	0.20*	1.80*	100†
10.00	0.94	104,162	0.60	0.20	0.94	25
10.00	0.25	98,029	0.66	0.14	0.25	—
10.00	0.03	106,689	0.70	0.05	0.03	(d)
10.00	0.01	108,453	0.67	0.01	0.01	(d)
10.00	0.01	124,158	0.67	0.03	0.01	(d)

9.70	0.19†	54,279	0.85*	0.85*	1.43*	8†
9.76	(0.07)	58,604	0.84	0.84	1.41	24
9.90	(0.54)	62,973	0.79	0.79	1.66	29
10.12	1.20	64,134	0.78	0.78	1.82	13
10.19	2.14	70,002	0.75	0.75	2.14	12
10.19	0.33	70,268	0.73	0.73	2.11	2

The accompanying notes form an integral part of these financial statements.

55  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “’40 Act”) as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2018, the Trust had nine series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, Balanced Fund, Core Plus Income Fund, Short Duration Income Fund (formerly known as the Short-Intermediate Income Fund), Ultra Short Government Fund and Nebraska Tax-Free Income Fund (individually, a “Fund”, collectively, the “Funds”).
Currently, the Value, Partners Value, Partners III Opportunity, Core Plus Income and Short Duration Income Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and shareholder servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class. All other Funds offer one class of shares.
The investment objective of the Value, Partners Value, Partners III Opportunity and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation.
The investment objectives of the Balanced Fund are long-term capital appreciation, capital preservation and current income.
The investment objectives of the Core Plus Income Fund are current income and capital preservation.
The investment objective of the Short Duration Income Fund is current income consistent with the preservation of capital.
Effective December 16, 2016, the Government Money Market Fund’s name was changed to the Ultra Short Government Fund and the Fund ceased operating as a “money market fund” pursuant to Rule 2a-7 of the ’40 Act. While the Ultra Short Government Fund’s investment strategy changed, its investment objective remained the same, which is current income consistent with the preservation of capital and maintenance of liquidity.
The investment objective of the Nebraska Tax-Free Income Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.
Investment strategies and risk factors of each Fund are discussed in the Funds’ Prospectus.
(2) Significant Accounting Policies
The Funds are investment companies and apply the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following accounting policies are in accordance with accounting principles generally accepted in the United States.
(a) Valuation of Investments
Investments are carried at value determined using the following valuation methods:
•  Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.
•  Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.
•  Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.
•  The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.
•  The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
•  Money market funds are valued at the quoted net asset value.
•  The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.
The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.
(b) Option Transactions
The Funds, except for the Ultra Short Government Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.
The Funds, except for the Ultra Short Government Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

56  |  Q3 2018 SEMI-ANNUAL REPORT

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.
(c) Securities Sold Short
The Funds, except for the Ultra Short Government Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.
(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.
Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.
The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2018, and have determined that no provisions for income taxes are required in the Funds’ financial statements.
(e) Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.
Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.
(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.
Generally, the Core Plus Income, Short Duration Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Ultra Short Government Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.
(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees and registration fees.
(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
(3) Fund Share Transactions

	Six months ended September 30, 2018			Year ended March 31, 2018
	Shares	$ Amount	Shares	$ Amount
Value - Investor Class
Sales	366,767	15,827,334	245,819	10,559,055
Redemptions	(1,125,069)	(48,834,904)	(2,904,810)	(124,648,038)
Reinvestment of distributions	589,712	24,579,206	992,054	41,706,712
Net increase (decrease)	(168,590)	(8,428,364)	(1,666,937)	(72,382,271)

Value - Institutional Class
Sales	260,491	11,386,308	370,081	15,871,158
Redemptions	(166,972)	(7,340,250)	(397,304)	(17,225,992)
Reinvestment of distributions	196,467	8,267,344	303,459	12,847,282
Net increase (decrease)	289,986	12,313,402	276,236	11,492,448

Partners Value - Investor Class
Sales	79,796	2,512,950	196,491	6,186,772
Redemptions	(1,191,450)	(37,625,654)	(3,919,027)	(123,923,405)
Reinvestment of distributions	234,232	7,151,103	246,710	7,776,293
Net increase (decrease)	(877,422)	(27,961,601)	(3,475,826)	(109,960,340)

57  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

	Six months ended September 30, 2018			Year ended March 31, 2018
	Shares	$ Amount	Shares	$ Amount
Partners Value - Institutional Class
Sales	219,640	7,055,603	825,840	26,291,070
Redemptions	(393,352)	(12,482,788)	(522,436)	(16,636,524)
Reinvestment of distributions	178,746	5,508,947	176,269	5,601,822
Net increase (decrease)	5,034	81,762	479,673	15,256,368

Partners III Opportunity - Investor Class
Sales	66,972	945,894	547,742	7,949,833
Redemptions	(361,571)	(5,120,441)	(834,808)	(12,091,006)
Reinvestment of distributions	104,447	1,406,899	86,582	1,231,667
Net increase (decrease)	(190,152)	(2,767,648)	(200,484)	(2,909,506)

Partners III Opportunity - Institutional Class
Sales	674,791	9,739,285	3,547,724	52,545,124
Redemptions	(2,717,450)	(39,514,528)	(6,330,477)	(93,950,423)
Reinvestment of distributions	2,651,872	36,861,021	1,725,691	25,184,843
Net increase (decrease)	609,213	7,085,778	(1,057,062)	(16,220,456)

Hickory
Sales	22,356	1,147,766	193,055	10,396,158
Redemptions	(310,825)	(15,897,416)	(808,482)	(43,866,640)
Reinvestment of distributions	176,994	8,786,005	188,188	9,873,953
Net increase (decrease)	(111,475)	(5,963,645)	(427,239)	(23,596,529)

Balanced
Sales	258,068	3,634,597	486,654	6,915,990
Redemptions	(385,260)	(5,433,336)	(742,365)	(10,508,805)
Reinvestment of distributions	252,043	3,432,829	177,478	2,491,218
Net increase (decrease)	124,851	1,634,090	(78,233)	(1,101,597)

Core Plus Income - Investor Class
Sales	193,382	1,952,380	239,325	2,451,341
Redemptions	(86,396)	(871,572)	(169,645)	(1,735,968)
Reinvestment of distributions	10,073	101,232	13,301	136,187
Net increase (decrease)	117,059	1,182,040	82,981	851,560

Core Plus Income - Institutional Class
Sales	1,486,802	14,996,610	1,157,490	11,888,041
Redemptions	(207,013)	(2,085,706)	(399,693)	(4,079,800)
Reinvestment of distributions	56,607	568,809	69,788	713,832
Net increase (decrease)	1,336,396	13,479,713	827,585	8,522,073

Short Duration Income - Investor Class
Sales	592,293	7,160,156	4,946,676	60,560,427
Redemptions	(1,581,161)	(19,119,903)	(3,475,321)	(42,556,897)
Reinvestment of distributions	98,322	1,185,335	167,243	2,039,632
Net increase (decrease)	(890,546)	(10,774,412)	1,638,598	20,043,162

Short Duration Income - Institutional Class
Sales	4,762,547	57,704,790	18,905,284	232,351,392
Redemptions	(16,845,607)	(204,184,174)	(26,428,380)	(324,179,104)
Reinvestment of distributions	912,880	11,023,693	1,804,816	22,063,002
Net increase (decrease)	(11,170,180)	(135,455,691)	(5,718,280)	(69,764,710)

58  |  Q3 2018 SEMI-ANNUAL REPORT

	Six months ended September 30, 2018			Year ended March 31, 2018
	Shares	$ Amount	Shares	$ Amount
Ultra Short Government
Sales	3,310,553	33,105,533	4,617,178	46,164,098
Redemptions	(2,994,591)	(29,945,910)	(4,086,722)	(40,860,827)
Reinvestment of distributions	79,916	799,155	83,219	832,075
Net increase (decrease)	395,878	3,958,778	613,675	6,135,346

Nebraska Tax-Free Income
Sales	39,287	383,756	223,108	2,206,241
Redemptions	(460,867)	(4,494,214)	(634,561)	(6,283,254)
Reinvestment of distributions	12,997	126,342	54,910	544,622
Net increase (decrease)	(408,583)	(3,984,116)	(356,543)	(3,532,391)

4) Related Party Transactions
Each Fund has retained Weitz Investment Management, Inc. (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.
Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:
Value and Partners Value Funds:

Greater Than	Less Than or Equal To	Rate
$ 0	$1,000,000,000	0.90%
1,000,000,000	2,000,000,000	0.85%
2,000,000,000	3,000,000,000	0.80%
3,000,000,000	5,000,000,000	0.75%
5,000,000,000		0.70%

Partners III Opportunity Fund:
Greater Than	Less Than or Equal To	Rate
$ 0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

Hickory Fund:
Greater Than	Less Than or Equal To	Rate
$ 0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.65% of the Fund’s average daily net assets.
The Core Plus Income, Short Duration Income and Nebraska Tax-Free Income Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.
The Ultra Short Government Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.30% of the Fund’s average daily net assets (effective December 16, 2016). Prior to December 16, 2016, the Ultra Short Government Fund paid an annual advisory fee equal to 0.40%.
The Adviser also provides administrative services, including shareholder administrative services, to each Fund pursuant to agreements which provide that the Funds will pay the Adviser a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services.
Through July 31, 2019, the Adviser has agreed in writing to reimburse or to pay directly a portion of the Funds’ expenses to limit the net annual operating expense ratio (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses). The expense caps and dollar amount of expenses reimbursed during the six months ended September 30, 2018, are as follows:
	Annual Operating Expense Ratio Cap*
					Short
		Partners			Duration	Ultra Short
	Value	Value	Balanced	Core Plus Income	Income	Government
Annual Operating Expense Cap*:
Investor Class	1.30%	1.30%	0.85%	0.60%	0.68%
Institutional Class	0.99%	0.99%		0.40%	0.48%	0.20%
Expenses Reimbursed by the Adviser:
Investor Class	—	—	56,239	36,292	136,672
Institutional Class	95,627	124,432		122,111	679,677	215,330

*  Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
As of September 30, 2018, the controlling shareholder of the Adviser held shares totaling approximately 34%, 22%, 37%, 54%, 12% and 72% of the Partners III Opportunity, Hickory, Balanced, Core Plus Income, Ultra Short Government and Nebraska Tax-Free Income Funds, respectively.

59  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows (in U.S. dollars):

	Six months		Six months		Six months		Six months
	ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended
Distributions paid from:	Sept. 30, 2018	March 31, 2018	Sept. 30, 2018	March 31, 2018	Sept. 30, 2018	March 31, 2018	Sept. 30, 2018	March 31, 2018

	Value		Partners Value		Partners III Opportunity		Hickory

Ordinary income	—	—	—	—	—	—	—	154,488
Long-term capital gains	35,197,949	57,363,750	15,605,488	15,702,380	39,388,621	30,230,157	11,702,247	12,675,974
Total distributions	35,197,949	57,363,750	15,605,488	15,702,380	39,388,621	30,230,157	11,702,247	12,830,462

	Balanced		Core Plus Income		Short Duration Income		Ultra Short Government

Ordinary income	482,490	832,062	670,795	924,524	12,361,945	24,670,337	950,529	940,684
Long-term capital gains	5,420,511	2,471,865	—	87,838	—	—	—	—
Total distributions	5,903,001	3,303,927	670,795	1,012,362	12,361,945	24,670,337	950,529	940,684

	Nebraska Tax-Free Income

Ordinary income	—	26,345
Tax-exempt income	454,817	792,349
Total distributions	454,817	818,694

As of September 30, 2018, the components of net assets on a tax basis were as follows (in U.S. dollars):

	Value	Partners Value	Opportunity	Hickory	Balanced
Cost of investments	518,394,065	430,209,575	229,432,512	157,706,170	105,437,849

Gross unrealized appreciation	308,398,705	236,666,796	291,875,239	83,118,398	18,760,336
Gross unrealized depreciation	(6,654,837)	(10,676,106)	(67,500,640)	(5,056,288)	(1,692,787)
Net unrealized appreciation (depreciation)	301,743,868	225,990,690	224,374,599	78,062,110	17,067,549

Undistributed net investment income (loss)	(2,216,034)	(941,229)	(2,736,754)	(425,211)	569,211
Undistributed net realized gain (loss)	33,283,573	41,774,091	10,412,164	12,486,542	2,723,315
Paid-in capital	484,494,843	386,776,160	421,560,695	145,148,703	102,218,769
Net assets	817,306,250	653,599,712	653,610,704	235,272,144	122,578,844

		Short Duration	Ultra Short	Nebraska Tax-Free
	Core Plus Income	Income	Government	Income
Cost of investments	53,870,896	983,760,356	107,724,630	55,151,590

Gross unrealized appreciation	197,707	5,216,410	1,697	103,304
Gross unrealized depreciation	(946,779)	(12,325,076)	(28,703)	(965,417)
Net unrealized appreciation (depreciation)	(749,072)	(7,108,666)	(27,006)	(862,113)

Undistributed net investment income (loss)	16,868	336,406	26,702	—
Undistributed tax-exempt income	—	—	—	3,205
Other temporary differences	—	—	(25,051)	—
Undistributed net realized gain (loss)	(29,659)	(1,392,353)	(6,891)	(64,679)
Paid-in capital	54,208,688	989,165,534	108,159,186	55,202,189
Net assets	53,446,825	981,000,921	108,126,940	54,278,602

Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. As of March 31, 2018, the character of the carryforwards were as follows (in U.S. dollars):

	Short Duration	Ultra Short	Nebraska Tax-Free
	Income	Government	Income
Short term (no expiration)	(699,164)	(586)	—
Long term (no expiration)	(2,607,711)	—	(73,266)

60  |  Q3 2018 SEMI-ANNUAL REPORT

(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds for the six months ended September 30, 2018, excluding short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):
							Short		Nebraska
		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Purchases	86,041,537	99,151,457	100,629,087	19,971,247	9,256,336	11,066,207	100,510,940	9,713,438	4,269,023
Proceeds	97,308,399	126,645,320	103,029,151	27,261,577	13,861,839	7,359,119	199,992,885	6,994,443	4,840,000

(a) Illiquid and Restricted Securities
The Funds own certain securities that have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2018, include the following:

	Acquisition	Partners III
	Date	Opportunity	Hickory
Intelligent Systems Corp.	12/03/91	$2,899,379	$ —
LICT Corp.	9/09/96	—	2,202,017
Total cost of illiquid and/or restricted securities		2,899,379	2,202,017
Value at September 30, 2018		23,993,900	14,601,625
Percent of net assets at September 30, 2018		3.7%	6.2%

(b) Options Written
The locations in the Statements of Assets and Liabilities as of September 30, 2018, of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows (in U.S. dollars):
					Average	Gross
			Fair Value of		Month-End	Notional
				Liability	Notional	Amount
Fund	Type of Derivative	Location	Asset Derivatives	Derivatives	Amount	Outstanding

Partners III Opportunity	Call options written	Options written, at value	—	(491,000)	5,639,250	8,000,000

Partners III Opportunity	Put options written	Options written, at value	—	(232,500)	1,679,333	2,000,000

Transactions in derivative instruments during the six months ended September 30, 2018, are recorded in the following locations in the Statements of Operations (in U.S. dollars):

					Change in
			Realized		Unrealized
Fund	Type of Derivative	Location	Gain (Loss)	Location	Gain (Loss)
				Net unrealized appreciation
Partners III Opportunity	Call options written	Net realized gain (loss) - options written	315,184	(depreciation) - options written	(316,006)

				Net unrealized appreciation
Partners III Opportunity	Put options written	Net realized gain (loss) - options written	114,867	(depreciation) - options written	(123,213)

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

				Number of
	Number of			Shares Held	Value			Change in
	Shares Held	Gross	Gross	September 30,	September 30,	Dividend	Realized	Unrealized
	March 31, 2018	Additions	Reductions	2018	2018	Income	Gain (Loss)	Gain (Loss)
Partners III Opportunity:
Intelligent Systems Corp.†	2,270,000	—	—	2,270,000	$23,993,900	$ —	$ —	$12,394,200

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

61  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

(8) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.
The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.
(10) Margin Borrowing Agreement
The Partners III Opportunity Fund has a margin account with its prime broker, Bank of America Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (2.795% at September 30, 2018). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $201,100,310, with the broker at September 30, 2018.
The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.
(11) Concentration of Credit Risk
Approximately 91% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.
(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:
•  Level 1 – quoted prices in active markets for identical securities;
•  Level 2 – other significant observable inputs (including quoted prices for similar securities);
•  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
•  Equity securities. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.
•  Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
•  Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage- backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.
•  U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.
•  U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
•  Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
•  Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 1 of the fair value hierarchy.
The following is a summary of inputs used, in U.S. dollars, as of September 30, 2018, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	739,389,610	—	—	739,389,610
Cash Equivalents	80,748,323	—	—	80,748,323
Total
Investments in
Securities	820,137,933	—	—	820,137,933

62  |  Q3 2018 SEMI-ANNUAL REPORT

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	573,582,470	—	—	573,582,470
Cash Equivalents	82,617,795	—	—	82,617,795
Total
Investments in
Securities	656,200,265	—	—	656,200,265

Partners III Opportunity
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Information
Technology	122,987,950	23,993,900	—	146,981,850
Other	479,897,380	—	—	479,897,380
Cash Equivalents	22,125,381	—	—	22,125,381
Total
Investments in
Securities	625,010,711	23,993,900	—	649,004,611
Liabilities:
Securities
Sold Short	(194,474,000)	—	—	(194,474,000)
Options Written	(723,500)	—	—	(723,500)

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Communication
Services	69,873,180	14,601,625	—	84,474,805
Other	111,305,190	—	—	111,305,190
Cash Equivalents	39,988,285	—	—	39,988,285
Total
Investments in
Securities	221,166,655	14,601,625	—	235,768,280

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	57,151,359	—	—	57,151,359
Corporate Bonds	—	23,949,810	—	23,949,810
Corporate
Convertible
Bonds	—	1,014,240	—	1,014,240
Asset-Backed
Securities	—	1,565,707	—	1,565,707
Mortgage-
Backed Securities	—	2,671,083	—	2,671,083
U.S. Treasury	—	35,131,204	—	35,131,204
Cash Equivalents	1,021,995	—	—	1,021,995
Total
Investments in
Securities	58,173,354	64,332,044	—	122,505,398

Core Plus Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	12,781,721	—	12,781,721
Corporate
Convertible
Bonds	—	982,622	—	982,622
Asset-Backed
Securities	—	13,572,683	—	13,572,683
Commercial
Mortgage-
Backed Securities	—	956,906	—	956,906
Mortgage-
Backed Securities	—	1,735,548	—	1,735,548
Taxable
Municipal Bonds	—	412,820	—	412,820
U.S. Treasury	—	21,142,568	—	21,142,568
Common Stocks	241,164	—	—	241,164
Cash Equivalents	1,295,792	—	—	1,295,792
Total
Investments in
Securities	1,536,956	51,584,868	—	53,121,824

63  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

Short Duration Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	358,526,494	—	358,526,494
Corporate
Convertible
Bonds	—	34,558,603	—	34,558,603
Asset-Backed
Securities	—	127,785,065	—	127,785,065
Commercial
Mortgage-
Backed Securities	—	12,966,267	—	12,966,267
Mortgage-
Backed Securities	—	164,430,871	—	164,430,871
Taxable
Municipal Bonds	—	2,235,170	—	2,235,170
U.S. Treasury	—	269,807,721	—	269,807,721
Common Stocks	4,060,000	—	—	4,060,000
Cash Equivalents	2,281,499	—	—	2,281,499
Total
Investments in
Securities	6,341,499	970,310,191	—	976,651,690

Ultra Short Government
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	10,628,916	—	10,628,916
Asset-Backed
Securities	—	8,783,691	—	8,783,691
U.S. Treasury	—	87,828,104	—	87,828,104
Cash Equivalents	456,913	—	—	456,913
Total
Investments
in Securities	456,913	107,240,711	—	107,697,624

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	54,052,723	—	54,052,723
Cash Equivalents	236,754	—	—	236,754
Total
Investments in
Securities	236,754	54,052,723	—	54,289,477

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer. During the six months ended September 30, 2018, there were no transfers between Level 1, Level 2 and Level 3.
During the six months ended September 30, 2018, there were no assets in which significant unobservable inputs (Level 3) were used.
(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

64  |  Q3 2018 SEMI-ANNUAL REPORT

ACTUAL AND HYPOTHETICAL EXPENSES
FOR COMPARISON PURPOSES
Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.
Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/18 – 9/30/18” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 4/01/18	Value 9/30/18	Expense Ratio	4/01/18-9/30/18(1)
	Actual	$1,000.00	$1,082.14	1.22%	$6.37
Value - Investor Class	Hypothetical(2)	1,000.00	1,018.90	1.22	6.17

Value - Institutional Class	Actual	1,000.00	1,083.57	0.99	5.17
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.01

Partners Value - Investor Class	Actual	1,000.00	1,058.28	1.26	6.50
	Hypothetical(2)	1,000.00	1,018.70	1.26	6.38

Partners Value - Institutional Class	Actual	1,000.00	1,059.37	0.99	5.11
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.01

Partners III Opportunity - Investor Class	Actual	1,000.00	1,053.04	2.17	11.17
	Hypothetical(2)	1,000.00	1,014.15	2.17	10.96

Partners III Opportunity - Institutional Class	Actual	1,000.00	1,055.73	1.61	8.30
	Hypothetical(2)	1,000.00	1,016.95	1.61	8.14

Hickory	Actual	1,000.00	1,044.60	1.26	6.46
	Hypothetical(2)	1,000.00	1,018.70	1.26	6.38

Balanced	Actual	1,000.00	1,040.21	0.92	4.71
	Hypothetical(2)	1,000.00	1,020.40	0.92	4.66

Core Plus Income - Investor Class	Actual	1,000.00	1,005.15	0.60	3.02
	Hypothetical(2)	1,000.00	1,022.00	0.60	3.04

Core Plus Income - Institutional Class	Actual	1,000.00	1,006.14	0.40	2.01
	Hypothetical(2)	1,000.00	1,023.00	0.40	2.03

Short Duration Income - Investor Class	Actual	1,000.00	1,007.21	0.68	3.42
	Hypothetical(2)	1,000.00	1,021.60	0.68	3.45

Short Duration Income - Institutional Class	Actual	1,000.00	1,008.20	0.48	2.42
	Hypothetical(2)	1,000.00	1,022.60	0.48	2.43

Ultra Short Government	Actual	1,000.00	1,009.01	0.20	1.01
	Hypothetical(2)	1,000.00	1,024.00	0.20	1.01

Nebraska Tax-Free Income	Actual	1,000.00	1,001.95	0.85	4.27
	Hypothetical(2)	1,000.00	1,020.75	0.85	4.31

(1) Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).
(2) Assumes 5% total return before expenses.

65  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

OTHER INFORMATION
Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii)/on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.
Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com and (ii) on the SEC’s website at sec.gov.
Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330. A list of the Funds’ quarter-end holdings is available on the Funds’ website at weitzinvestments.com within 15 days after the end of each quarter and remains available on the website until the list is updated in the subsequent quarter.
Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds
In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Weitz Investment Management, Inc. (“Weitz Inc.”), and this must take place at an in-person meeting of the Board. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the continuation of the Agreements between the Funds and Weitz Inc., the Board of Trustees requested, and Weitz Inc. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon information about the Funds and Weitz Inc. that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.
The Board of Trustees most recently considered the continuation of the Agreements for each of the Funds at an in-person meeting held on May/24, 2018. At this meeting the Board engaged in a thorough review process in connection with determining whether to continue the Agreements. The Board met during the meeting directly with representatives of Weitz Inc. and reviewed various factors with them concerning the proposed continuation of the Agreements. As discussed more fully below, among the factors considered by the Board were: (1) the nature, extent and quality of the advisory services provided, including the investment performance of the Funds; (2) the cost of advisory services provided and the expected level of profitability, which included comparative information on fees and expenses borne by other similar mutual funds; (3) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale; (4) benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds); and (5) such other considerations deemed appropriate by the Board in making an informed business decision regarding the continuation of the Agreements.
With respect to the equity funds managed by Weitz Inc., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each Equity Fund. Among the factors the Board considered for each Equity Fund was the overall performance of each Fund relative to other similar mutual funds on a long-term basis and over shorter time periods. The Board discussed with the representatives of management the fact that Weitz Inc. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm and that as a result of this emphasis on longer-term results, shorter-term results which lag their peers and their relative indices are likely to occur from time to time over various investment cycles.
In addition, the Board compared expenses of each Equity Fund to the expenses of other similar funds, noting that the total expenses for the Equity Funds were generally higher than industry averages for total operating expenses of other funds of similar size and with similar investment objectives. In considering the investment advisory fees applicable to each Equity Fund, the Board discussed with the representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Equity Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The Board also considered the fact that the investment advisory fees for each Equity Fund are subject to breakpoints which result in reduced investment advisory fees as assets increase. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between the Value Fund and the Partners Value Fund and Weitz Inc., and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.
The Board also reviewed matters with respect to the proposed continuation of the Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund, including the investment advisory fee as proposed to be reduced from 0.70% to 0.65%, as well as performance information for the Balanced Fund. The Board discussed with the representatives of Weitz Inc. the proposed new investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its advisory fee. In connection with Weitz Inc.’s proposal to reduce the amount of the investment advisory fee that it receives from the Balanced Fund, Weitz Inc.’s representatives confirmed to the Board that Weitz Inc. undertakes to not reduce the level or quality of the investment management services that it provides to the Balanced Fund following the reduction in the amount of the investment advisory fee. Management reviewed with the Board the fact that the Fund utilizes an investment style that combines equity investments and fixed income investments. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Fund were to become more substantial and economies of scale were able to be realized. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreement for the Balanced Fund, including a reduction in the contractual limitation from 0.95% to 0.85%, and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreement, as modified, for another year.
The members of the Board further considered various matters with respect to each of the income funds managed by Weitz Inc. consisting of the Core Plus Income Fund, the Short Duration Income Fund, the Ultra Short Government Fund and the Nebraska Tax-Free Income Fund (the “Income Funds”), noting the applicable investment objectives, strategies and fee arrangements for each Income Fund, and noting Weitz

66  |  Q3 2018 SEMI-ANNUAL REPORT

Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each of the Income Funds. Among the factors the Board considered was the overall performance of each Income Fund relative to other similar funds on a long-term basis and over shorter time periods, taking into consideration the fact that: (i) the Core Plus Income Fund commenced operations on July 31, 2014 and (ii) the Ultra Short Government Fund had operated as a “government money market fund” until December 16, 2016. In addition, the Board compared expenses of each Income Fund to the expenses of other similar funds, noting that the expenses for each Income Fund compare favorably with industry averages for other funds of similar size and with similar investment objectives. In considering the investment advisory fees applicable to each Income Fund, the Board discussed with the representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Income Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between certain of the Income Funds and Weitz Inc. and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.
The Board also reviewed with representatives of Weitz Inc. various other factors relating to the management of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Funds since the inception of each Fund. They also noted the range of investment advisory, shareholder servicing and administrative services provided by Weitz Inc. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services and determined that the quality of the services was very high. The members of the Board also took note of the fact that Weitz Inc. has undertaken to pay from its own resources the distribution expenses of the Funds, including those third-party intermediary expenses that are deemed to be distribution related, and they took into consideration the increased marketing efforts that Weitz Inc. has continued to undertake for the Funds and which it has continued to finance from its own resources.
The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc., and the financial soundness of Weitz Inc. as demonstrated by the financial information provided, and reached a finding that the level of profitability was consistent with relevant industry averages and not excessive. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing and distribution expenses that are borne directly by Weitz Inc. and they also considered the level of profitability without taking into consideration the impact of these marketing and distribution costs. The members of the Board also considered and reviewed with the representatives of Weitz Inc. the cost allocation practices employed with respect to the Funds and determined that the cost allocation methods are reasonable and appropriately reflect the costs of services that are provided to the Funds.
The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds. The members of the Board also took into consideration the way in which Weitz Inc. has been carefully planning and implementing portfolio management transition arrangements. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds, and it was noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.
In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the administration fees that are payable by the Funds to Weitz Inc. under the terms of the separate Administration Agreements that are applicable to the Funds. In considering the approval of each of the Administration Agreements, the Board members indicated that they had considered various factors with respect to the administration fees, including the level and amount of these fees and the services provided by Weitz Inc. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Administration Agreements are in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Administration Agreements are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.
The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefits the Funds and their shareholders. The Board further took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Inc. has undertaken to bear from its own resources the operating expenses of Weitz Securities, Inc. The members of the Board also took note of the fact that Weitz Inc. pays for all of the marketing and distribution efforts related to the offer and sale of the Funds and they considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.’s own financial resources and are not paid by the Funds.
In connection with these matters, the Board also took into consideration the Shareholder Administrative Services Plans that are applicable to those Funds that have a dual share class structure and they took note of the level and amount of the fees payable pursuant to the Shareholder Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Shareholder Administrative Services Plans.
In reaching their conclusion with respect to the continuation of the Agreements for each Fund and the level of investment advisory fees payable under the Agreements for each Fund, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall performance results of the Funds, the commitment of Weitz Inc. and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration, as well as Weitz Inc.’s willingness to waive fees and/or reimburse expenses of certain of the Funds, as necessary, in order to limit their overall operating expenses. They noted the overall level and quality of the investment advisory, shareholder servicing, administration and distribution services provided by Weitz Inc. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected the firm’s overall commitment to the continued successful growth and development of the Funds. The members of the Board also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and Weitz Inc. and the compliance oversight process. The Board also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Funds on a short-term basis and over longer time periods. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

67  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

In reaching these conclusions, the members of the Board, including all of the Independent Trustees, took into consideration the following factors:
The nature, extent and quality of the advisory services provided. The Trustees concluded that Weitz Inc. is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Weitz Inc. to each of the Funds, Weitz Inc.’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, and Weitz Inc.’s investment management and compliance oversight processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Weitz Inc., the Trustees concluded that Weitz Inc. is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies.
The investment performance of the Funds. The Board received and reviewed performance information for each of the Funds separately, including total return performance information, for applicable one-, three-, five- and ten-year periods ended March 31, 2018, and for shorter periods as applicable, with respect to the Funds’ shares. The Board also reviewed with the representatives of Weitz Inc. other information and data, including each Fund’s performance against its primary benchmark index and its peer funds as follows:
1. Value Fund. The Board first reviewed information and materials regarding the performance results for the Value Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year, three-year, five-year and ten-year periods ended March 31, 2018. The Board also noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2018. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
2. Partners Value Fund. The Board next reviewed information and materials regarding the performance results for Partners Value Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year, three-year, five-year and ten-year periods ended March 31, 2018. The Board also noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2018. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
3. Partners III Opportunity Fund. The Board then reviewed information and materials regarding the performance results for Partners III Opportunity Fund and noted that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year, three-year, five-year and ten-year periods ended March 31, 2018. The Board also noted that the Institutional Shares of the Fund had underperformed its peer group median for the one- and three-year periods ended March 31, 2018, and outperformed its peer group median for the five- and ten-year periods ended March 31, 2018. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
4. Hickory Fund. The Board then reviewed information and materials regarding the performance results for Hickory Fund, noting that the Fund had underperformed its primary benchmark index, the Russell 2500 Index, for the one-, three-, five- and ten-year periods ended March 31, 2018. The Board also noted that the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2018. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
5. Balanced Fund. The Board next reviewed information and materials regarding the performance results for the Balanced Fund and the Board noted that the Fund had underperformed its primary benchmark index, the S&P 500 Index, as well as a secondary blended index consisting of 60% of the S&P 500 Index and 40% of the Barclays Intermediate U.S. Government/Credit Index, for the one-, three-, five- and ten-year periods ended March 31, 2018. The Board also noted that the Fund had underperformed its peer group median for the three- and five-year periods ended March 31, 2018, but had outperformed its peer group median for the one- and ten-year periods ended March 31, 2018. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
6. Core Plus Income Fund. The Board then reviewed information and materials regarding the performance results for the Core Plus Income Fund, noting that the Institutional Shares of the Fund, which commenced operations as of July 31, 2014, had outperformed its primary benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-year and since inception periods ended March 31, 2018. The Board also noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year period ended March 31, 2018 but had outperformed its peer group median for the three-year period ended March 31, 2018.
7. Short Duration Income Fund. The Board next reviewed information and materials regarding the performance results for the Short Duration Income Fund and the Board noted that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays U.S. Aggregate 1-3 Year Index, for the one-, three-, five- and ten-year periods ended March 31, 2018. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2018.
8. Ultra Short Government Fund. The Board next reviewed information and materials regarding the performance results for the Ultra Short Government Fund, noting that the Fund had underperformed its primary benchmark index, the Bank of America Merrill Lynch 6-Month Treasury Bill Index, for the one-, three-, five- and ten-year periods ended March 31, 2018. The Board also noted that the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2018. In connection with the Board’s review of the performance results presented for the Ultra Short Government Fund, the members of the Board took into consideration the fact that prior to December 16, 2016, the Ultra Short Government Fund had been operated as a government money market fund and, as a result, the performance returns for each of the periods prior to that date were achieved while the Fund was operated as a government money market fund with investment objectives and strategies that are different from the investment objectives and strategies that the Fund implemented effective as of December 16, 2016.
9. Nebraska Tax-Free Income Fund. The Board then reviewed information and materials regarding the performance results for the Nebraska Tax-Free Income Fund, noting that the Fund had underperformed its primary benchmark index, the Bloomberg Barclays 5-Year Municipal Bond Index, for the one-, three-, five- and ten-year periods ended March 31, 2018. The Board also noted that the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2018. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
The cost of advisory services provided and the expected level of profitability. The Board considered the advisory fees and overall expenses of the Funds (including Institutional Shares and the Investor Shares of the Funds, as applicable) based upon the relevant information presented, as compared to the advisory fees and overall expenses of other mutual funds in each respective Fund’s designated peer group as follows:

68  |  Q3 2018 SEMI-ANNUAL REPORT

1. Value Fund. The Board first reviewed expense information and materials for Value Fund, noting that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.90% on the Fund’s assets that are less than or equal to $1 billion, with various breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.99%, which is above the median net expense ratio of its peer funds.
2. Partners Value Fund. The Board next reviewed expense information and materials for Partners Value Fund, and the Board noted that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.90% on the Fund’s assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.99%, which is lower than the median net expense ratio of its peer funds.
3. Partners III Opportunity Fund. The Board then reviewed expense information and materials for Partners III Opportunity Fund, noting that the Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund’s assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was lower than median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares (exclusive of the dividend and interest expense incurred by the Fund during the fiscal year) was 1.16%, which is lower than the median net expense ratio of its peer funds.
4. Hickory Fund. The Board then reviewed expense information and materials for Hickory Fund, noting that the Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund’s assets that are less than or equal to $2.5 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $2.5 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 1.24%, which is above the median net expense ratio of its peer funds.
5. Balanced Fund. The Board then reviewed expense information and materials for the Balanced Fund and the Board noted that the Agreement provided for an amended investment advisory fee for the Fund at a rate of 0.65% of the Fund’s assets (to become effective as of July 31, 2018), and this new 0.65% fee rate was in line with median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 0.85% (taking into account the amended investment advisory fee and the modification to the Fund’s Expense Limitation Agreement), which was lower than the median net expense ratio of its peer funds.
6. Core Plus Income Fund. The Board next reviewed expense information and materials for the Core Plus Income Fund, noting that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.40%, which is lower than the median net expense ratio of its peer funds.
7. Short Duration Income Fund. The Board next reviewed expense information and materials for Short Duration Income Fund and the Board noted that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.48%, which is lower than the median net expense ratio of its peer funds.
8. Ultra Short Government Fund. The Board next reviewed expense information and materials for the Ultra Short Government Fund and the Board noted that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.30% on the Fund’s assets, which was in line with median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 0.20%, which was lower than the median net expense ratio of its peer funds.
9. Nebraska Tax-Free Income Fund. The Board next reviewed expense information and materials for the Nebraska Tax-Free Income Fund, noting that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median of its peer funds. The Board also noted that the net expense ratio of the Fund (exclusive of the acquired fund fees and expenses incurred by the Fund during the fiscal year) was 0.84%, which was in line with the median net expense ratio of its peer funds.
On the basis of the fee and expense information provided, the Board determined that the investment management fees payable by the Funds to Weitz Inc. are reasonable and that Weitz Inc.’s level of profitability from its management of each of the Funds is reasonable and not excessive.
The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. The Trustees took into consideration that each of the Equity Funds are currently operated pursuant to investment management fees that are subject to breakpoints on the fees as assets in the Equity Funds increase over various established levels of assets. In addition, while it was noted that the investment advisory fees for the Income Funds and for the Balanced Fund will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Weitz Inc. and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether any of these Funds have achieved economies of scale, and the appropriateness of the investment advisory fees payable to Weitz Inc. with respect to the Income Funds and the Balanced Fund, in the future at which time the implementation of fee breakpoints on these particular Funds could be further considered.
Benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Weitz Inc. from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Weitz Inc. by virtue of Weitz Inc.’s provision of administrative and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.
Other Considerations. In approving the continuation of the Agreements, the Trustees determined that Weitz Inc. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Weitz Inc. management team and the focus these individuals have on ensuring that the Funds operate successfully. The Trustees also concluded that Weitz Inc. has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements under which Weitz Inc. has undertaken to waive a portion of its fees and to reimburse expenses of certain of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of Weitz Inc., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

69  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

INDEX DESCRIPTIONS

Russell 1000®	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Value	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S.
equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 3000®	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value	The Russell 3000 Value Index measures the performance of the broad value segment of the U.S.
equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM	The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S.
equity universe, commonly referred to as “SMID” cap. The Russell 2500 Index is a subset of the
Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500TM Value	The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell.

S&P 500®	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the/market for the stocks of large-size U.S. companies.

Moderately	The Morningstar Moderately Conservative Target Risk Index is an asset allocation index comprised
Conservative	of constituent Morningstar indices and reflects global equity market exposure of 40% based on an asset allocation methodology derived by Ibbotson Associates, a Morningstar company.

Blended	The Blended Index blends the S&P 500 with the Bloomberg Barclays Intermediate U.S.
Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Bloomberg Barclays	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the
U.S. Aggregate Bond	investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays	The Bloomberg Barclays 1-3 Year U.S. Aggregate Index is generally representative of the market for
1-3 Year U.S. Aggregate	investment grade, U.S. dollar denominated, fixed-rate taxable bonds with maturities from one to three years.

Bloomberg Barclays	The Bloomberg Barclays Intermediate U.S. Government/Credit Index (“BIGC”) is the non-
Intermediate U.S.	securitized portion of the U.S. Aggregate Index and includes Treasuries, government-related issues
Government/Credit	and corporates with maturities from one to ten years.

CPI + 1%	The CPI + 1% is created by adding 1% to the annual percentage change in the Consumer Price Index
(“CPI”) as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any time.

ICE BofAML US	The ICE BofAML US 6-Month Treasury Bill Index is an unmanaged index that is generally
6-Month Treasury Bill	representative of the market for U.S. Treasury Bills.

Bloomberg Barclays	The Bloomberg Barclays 5-Year Municipal Bond Index is a capitalization weighted bond index
5-Year Municipal Bond	created by Bloomberg Barclays intended to be representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.

70  |  Q3 2018 SEMI-ANNUAL REPORT

Board of Trustees	Distributor
Lorraine Chang	Weitz Securities, Inc.
John W. Hancock
Thomas R. Pansing, Jr.	Transfer Agent and Dividend
Roland J. Santoni	Paying Agent
Delmer L. Toebben	Weitz Investment Management, Inc.
Wallace R. Weitz
Justin B. Wender
Sub-Transfer Agent
Investment Adviser	DST Asset Manager Solutions, Inc.
Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200	NASDAQ symbols:
Omaha, NE 68124-1071	Value Fund
(800) 304-9745	Investor Class - WVALX
Institutional Class - WVAIX
Custodian	Partners Value Fund
State Street Bank and Trust Company	Investor Class - WPVLX
Institutional Class - WPVIX
Officers	Partners III Opportunity Fund
Wallace R. Weitz, President	Investor Class - WPOIX
Thomas D. Carney, Vice President	Institutional Class - WPOPX
John R. Detisch, Vice President, General Counsel,	Hickory Fund - WEHIX
Secretary & Chief Compliance Officer	Balanced Fund - WBALX
Bradley P. Hinton, Vice President	Core Plus Income Fund
Kenneth R. Stoll, Vice President & Chief	Investor Class - WCPNX
Financial Officer	Institutional Class - WCPBX
Andrew S. Weitz, Vice President	Short Duration Income Fund
Investor Class - WSHNX
Institutional Class - WEFIX
Ultra Short Government Fund - SAFEX
Nebraska Tax-Free Income Fund - WNTFX

Help us conserve resources by receiving your report electronically.
Visit us online at weitzinvestments.com.
Simply log in to your account and select “Electronic Delivery.”
An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.
11/9/18

71  |  Q3 2018 SEMI-ANNUAL REPORT   |   UNAUDITED

Item 2. Code of Ethics.
Not required for Semi-Annual Report.
Item 3. Audit Committee Financial Expert.
Not required for Semi-Annual Report.
Item 4. Principal Accountant Fees and Services.
Not required for Semi-Annual Report.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submissions of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits
(a)(1) Not applicable.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(a)(3) Not applicable.
(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*
 /s/ Wallace R. Weitz
Wallace R. Weitz, President

Date: November 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)*
 /s/ Wallace R. Weitz
Wallace R. Weitz, President

Date: November 9, 2018

By: (Signature and Title)*
 /s/ Kenneth R. Stoll
Kenneth R. Stoll, Chief Financial Officer

Date: November 9, 2018

* Print the name and title of each signing officer under his or her signature.